UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2025

METSERA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42489	92-0931552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 World Trade Center 175 Greenwich Street
New York, New York	10007
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 784-6595

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	MTSR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On October 30, 2025, Metsera, Inc., a Delaware corporation (the “Company” or “Metsera”), issued a press release announcing that on October 29, 2025 the Metsera Board of Directors determined, after consultation with its outside counsel and financial advisors, that an unsolicited proposal that Metsera received from Novo Nordisk A/S, a Danish aktieselskab (“Novo Nordisk”), to acquire Metsera (the “Novo Nordisk Proposal”) constitutes a “Superior Company Proposal” as defined in the Merger Agreement by and among Pfizer Inc. (“Pfizer”), a Delaware corporation, Mayfair Merger Sub, Inc. a Delaware corporation, and the Company (the “Pfizer Merger Agreement”). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Transaction Structure

The Novo Nordisk Proposal is structured in two steps (together, the “Novo Nordisk Transaction”). In the first step, promptly following the signing of the Novo Transaction Agreements (as defined below), a Novo Nordisk subsidiary would pay to Metsera an amount equal to $56.50 per Metsera common share in cash as well as certain amounts in respect of Metsera employee equity and transaction expenses. In exchange, Metsera would issue Novo Nordisk shares of non-voting convertible preferred stock (the “Non-Voting Convertible Preferred Stock”) representing, in the aggregate, 50% of Metsera’s fully-diluted share capital on a post issuance basis. On the same day, Metsera would declare a dividend of $56.50 per Metsera common share, in cash, with a record date ten days following the signing of the Novo Merger Agreement with payment to follow in the days shortly thereafter.

In the second step, which would happen only after receiving approval from Metsera shareholders and relevant regulators as well as the satisfaction of other customary conditions, holders of Metsera common stock and certain employee equity awards would receive one contingent value right (“CVR”) per Metsera common share, subject to certain exceptions, representing the right to receive up to $21.25 in cash based on the achievement of certain development and regulatory approval milestones as described further below (which are substantially the same as those that would be issued in connection with the Pfizer Merger Agreement), and Novo Nordisk would acquire the remainder of the outstanding shares of Metsera via a merger of Metsera with and into a subsidiary of Novo Nordisk.

Contingent Value Rights

Under the proposed CVR Agreement for the Novo Nordisk Transaction (the “Novo CVR Agreement”) at the closing of the merger described above, Novo Nordisk would issue CVRs entitling the holder to receive Milestone Payments (as defined in the Novo CVR Agreement) contingent upon the achievement of the applicable Milestones (as defined in the Novo CVR Agreement) during the applicable Milestone Periods (as defined in the Novo CVR Agreement).

Each CVR would represent a non-tradable contractual contingent right to receive (A) $4.75 per CVR in cash, without interest and less any applicable tax withholding payable upon the occurrence of the initiation of the first Phase 3 Clinical Trial for the injectable fixed dose combination of MET-233i and MET-097i on a dosing basis of on or around every twenty eight days (the “Combination Product”) for chronic weight management, on or prior to December 31, 2027; (B) $10.00 per CVR in cash without interest and less any applicable tax withholding payable upon the occurrence of the receipt from the U.S. Food and Drug Administration by Parent (as defined in the Novo CVR Agreement) or any of its subsidiaries in the United States of approval of the Combination Product for chronic weight management by the U.S. Food and Drug Administration, on or prior to December 31, 2031; and (C) $6.50 per CVR in cash, without interest and less any applicable tax withholding payable upon the occurrence of the receipt from the U.S. Food and Drug Administration by Parent or any of its subsidiaries in the United States of approval of the injectable MET-097i on a dosing basis of on or around every twenty eight days for chronic weight management by the U.S. Food and Drug Administration, on or prior to December 31, 2029.

Non-Voting Convertible Preferred Stock

The Non-Voting Convertible Preferred Stock would be entitled to certain preferences, rights and limitations set forth in a proposed Certificate of Designation of Preferences, Rights and Limitations (the “Novo Certificate of Designation”), which would be filed by the Company with the Secretary of State of the State of Delaware and designate the Non-Voting Convertible Preferred Stock.

The Non-Voting Convertible Preferred Stock would have no voting rights except as otherwise required by applicable law or in connection with the proposed alteration of the preferences, rights or limitations of the Non-Voting Convertible Preferred Stock.

Each share of Non-Voting Convertible Preferred Stock would be entitled to receive dividends of the Company in the same form and manner as, and would rank on parity with as to distributions of assets upon liquidation of the Company, an as-converted number of shares of Metsera common stock. At any time or from time to time prior to the termination of the Merger Agreement proposed to be entered into by Novo Nordisk (the “Novo Merger Agreement”), the Non-Voting Convertible Preferred Stock would be optionally convertible into Metsera common stock at the election of the holders thereof to the extent permitted by applicable law. Additionally, subject to certain exceptions, including as required by law, upon any transfer of Non-Voting Convertible Preferred Stock to a party that is not an affiliate of Novo Nordisk, the Non-Voting Convertible Preferred Stock would be automatically converted into Metsera common stock. All such conversions would be at a conversion price of $56.50 per Metsera common share, subject to adjustment, and at a conversion ratio to be determined prior to signing of the Novo Merger Agreement and to be set forth in the Novo Certificate of Designation.

Until the first of the termination of the proposed Merger Agreement for the Novo Nordisk Transaction (the “Novo Merger Agreement”), the Non-Voting Convertible Preferred Stock would only be transferable (i) to an affiliate of Novo Nordisk, (ii) if required by applicable law, or (iii) with Metsera’s consent. After the first anniversary of the termination of the Novo Merger Agreement, 50% of the initially-issued Non-Voting Convertible Preferred Stock would be transferrable subject to certain limitations. After the second anniversary of the termination of the Non-Voting Convertible Preferred Stock, all remaining shares of Non-Voting Convertible Preferred Stock (including Non-Voting Convertible Preferred Stock received following conversion of the Interim Funding (as defined below) would be transferable subject to certain limitations.

Until the third anniversary of the termination of the Novo Merger Agreement, in certain circumstances, the Non-Voting Convertible Preferred Stock would be entitled to be redeemed in the manner set forth in the Novo Certificate of Designation in connection with the closing of transaction involving a topping bid or the closing of a subsequent transaction. In addition, the Non-Voting Convertible Preferred Stock would be entitled to be redeemed upon the occurrence of a fundamental transaction.

Interim Funding

Following the signing of the Novo Merger Agreement, Novo Nordisk would provide funding (the “Interim Funding”) to Metsera (i) as set forth on a business plan, (ii) to pay amounts due under certain employee equity and retention awards and (iii) to pay transaction-related expenses. The Interim Funding would have no maturity date, would accrue interest payable-in-kind at 7% per annum (for certain amounts) and would be convertible into Non-Voting Convertible Preferred Stock at a price per Metsera common share of $56.50.

Other Provisions

Concurrently with the execution of the Novo Merger Agreement Novo would pay the Company Termination Fee (as defined in the Pfizer Merger Agreement) of $190 million to Pfizer simultaneously with the termination of the Pfizer Merger Agreement (the “Pfizer Termination Fee”).

The Novo Merger Agreement would include representations and warranties and covenants of the parties customary for a transaction of this nature. Until the earlier of the termination of the Merger Agreement and the Effective Time (as defined in the Novo Merger Agreement), the Company would agree to operate its business in the ordinary course and has agreed to certain other operating covenants, as set forth more fully in the Novo Merger Agreement.

The Novo Merger Agreement would also contain a customary “no shop” provision that, in general, would restrict the Company’s ability to solicit third-party acquisition proposals or provide information to, or engage in discussions or negotiations with, third parties regarding or that would reasonably be likely to lead to any takeover proposal. The no shop provision is subject to a customary “fiduciary out” provision that would allow the Company, prior to receiving the approval of the Company’s shareholders, under certain circumstances and in compliance with certain obligations, to provide information and participate in discussions and negotiations with respect to unsolicited third-party acquisition proposals that could reasonably be expected to lead to a “Superior Proposal” (as defined in the Novo Merger Agreement) and, subject to compliance with certain obligations, to terminate the Novo Merger Agreement and accept a Superior Proposal upon payment to Novo Nordisk of a fee equal to $227 million and reimbursement to Novo Nordisk of the Pfizer Termination Fee. The Novo Merger Agreement would include other customary termination provisions for both the Company and Novo Nordisk.

General

The foregoing description of the Novo Transaction Documents are not complete and are qualified in their entirety by reference to the Novo Transactions Agreements, which are attached as Exhibits 99.2, 99.3 and 99.4 to this report and incorporated herein by reference.

The Novo Merger Agreement, the Novo CVR Agreement, the Novo Certificate of Designation, the proposed Voting and Support Agreement for the Novo Nordisk Transaction and the proposed Registration Rights Agreement for the Novo Nordisk Transaction (the “Novo Transaction Agreements”) and the foregoing descriptions of the Novo Nordisk

Transaction Agreements have been included to provide investors with information regarding the terms of the Novo Nordisk Transaction. They are not intended to provide any other factual information about the Company. No representations, warranties and covenants contained in the Novo Transaction Agreements have been made as of the date hereof, and if entered into would be made only as of specified dates for the purposes of the Novo Transaction Agreements, would be solely for the benefit of the parties to the Novo Transaction Agreements and may be subject to qualifications and limitations agreed upon by the parties. In particular, in reviewing the representations, warranties and covenants contained in the Novo Transaction Agreements and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts, and may have been qualified by confidential disclosures. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the United States Securities and Exchange Commission (the “SEC”). Accordingly, investors should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date hereof, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated as of October 30, 2025.

99.2*	Proposed Agreement and Plan of Merger, by and among Metsera, Inc., Novo Nordisk A/S, NN US Invest, Inc., and Novo Nordisk US Research Investments Holdings, Inc.

99.3	Proposed Voting and Support Agreement, by and among Novo Nordisk A/S, ARCH Venture Fund XII, L.P., ARCH Venture Partners XII, L.P., ARCH Venture Partners XII, LLC, ARCH Venture Fund XIII, L.P., ARCH Venture Partners XIII, L.P., ARCH Venture Partners XIII, LLC and Validae Health, L.P. and Population Health Partners GP, LLC

99.4	Proposed Registration Rights Agreement, by and between Metsera, Inc. and Novo Nordisk US Research Investments Holdings, Inc.

*	Schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties, including information about, among other topics, Pfizer’s proposed acquisition of the Company, Pfizer’s and the Company’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties relating to Pfizer’s proposed acquisition of the Company include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by the Company stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that more competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including the Company’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s or the Company’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of the Company’s pipeline products or Pfizer’s commercialized and/or pipeline products; risks associated with the Company conducting clinical trials and preclinical studies outside of the United States; the Company’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that the Company’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with the Company’s license and collaboration agreements and future strategic alliances; the Company’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or the Company’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; and uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and the Company described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note regarding Forward Looking Statements” (in the case of the Company) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and the Company assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor the Company gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with the Pfizer’s proposed acquisition of the Company proposed transaction, the Company has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement has been mailed to the Company’s stockholders in connection with the proposed transaction. This Current Report on Form 8-K is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at https://metsera.com/.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed transaction. Information about the Company’s directors and executive officers is set forth in Part III of the Company’s Annual Report for on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025 and is available here. Additional information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the Company’s proxy statement relating to the proposed transaction. These documents are available free of charge at the SEC’s web site at www.sec.gov and at https://metsera.com/.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METSERA, INC.

Date: October 30, 2025	By:	/s/ Matthew Lang
Matthew Lang
Chief Legal Officer and Secretary

Exhibit 99.1

Metsera Receives Unsolicited Proposal from Novo Nordisk

Metsera Declares Novo Nordisk Proposal “Superior”

Novo Nordisk Proposal Values Metsera at up to $77.75 per Share, a Total of Approximately $9.1 Billion

Pursuant to Pfizer Merger Agreement, Metsera and Pfizer May Negotiate Potential Adjustments to Existing Transaction

Pfizer Merger Agreement Remains in Effect; No Action Required by Metsera Shareholders

October 30, 2025—Metsera, Inc. (NASDAQ: MTSR) (“Metsera”) today announced that its Board of Directors had determined, after consultation with its outside counsel and financial advisors, that an unsolicited proposal that Metsera received from Novo Nordisk A/S (Nasdaq Copenhagen: NOVO B) (“Novo Nordisk”) to acquire Metsera (the “Novo Nordisk Proposal”) on October 25, 2025 constitutes a “Superior Company Proposal” as defined in Metsera’s existing Merger Agreement with Pfizer (the “Pfizer Merger Agreement”).

Novo Nordisk’s Proposal is structured in two steps. In the first step, immediately following the signing of a definitive agreement, Novo Nordisk would pay Metsera $56.50 per Metsera common share in cash as well as certain amounts in respect of Metsera employee equity and transaction expenses. In exchange, Metsera would issue Novo Nordisk non-voting preferred stock representing 50% of Metsera’s share capital. On the same day, Metsera would declare a dividend of $56.50 per Metsera common share in cash, to be paid ten days later.

In the second step, which would happen only after receiving approval from Metsera shareholders and relevant regulators, Metsera shareholders would receive a contingent value right (“CVR”) of up to $21.25 per share in cash based on development and regulatory approval milestones substantially similar to those agreed in the proposed merger between Metsera and Pfizer, and Novo Nordisk would acquire the remainder of the outstanding shares of Metsera.

This proposal values Metsera at up to $77.75 per share, for a total of approximately $9.1 billion, representing an approximate 133% premium to Metsera’s closing price as of September 19, 2025, the last trading day before the Pfizer transaction was announced.

Metsera today notified Pfizer of its declaration of the Novo Nordisk Proposal as a Superior Company Proposal. Under the terms of the Pfizer Merger Agreement, this notice (the “Notice”) triggers a four business day period during which Pfizer has the right to negotiate with Metsera adjustments to the terms and conditions of the Pfizer Merger Agreement so that the Novo Nordisk Proposal would cease to constitute a Superior Company Proposal. Pfizer has informed Metsera that it does not believe Metsera has the right to deliver the Notice. Metsera disagrees with Pfizer’s view.

Following the conclusion of this period, if Metsera’s Board of Directors concludes in good faith, after consultation with its outside counsel and financial advisor, that, after considering any adjustments to the terms of the Pfizer Merger Agreement proposed by Pfizer, the Novo Nordisk Proposal continues to constitute a Superior Company Proposal, Metsera would be entitled to terminate the Pfizer Merger Agreement.

At this time, the Pfizer Merger Agreement remains in full effect, and Metsera’s Board of Directors reaffirm their recommendation that the holders of Metsera common stock approve the adoption of the Pfizer Merger Agreement and approve the Merger with Pfizer on the terms and subject to the conditions set forth in the Pfizer Merger Agreement. However, no action by Metsera shareholders is required at this time.

Disclosure Notice

This release contains forward-looking information about, among other topics, Pfizer’s proposed acquisition of Metsera, Pfizer’s and Metsera’s pipeline products, including their potential benefits, potential best-in-class status, differentiation, profile and dosing, potential clinical trials, and the anticipated timing of completion of the proposed acquisition, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties relating to Pfizer’s proposed acquisition of Metsera include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote by Metsera stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the possibility that more competing offers may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships, including Metsera’s ability to attract and retain highly qualified management and other clinical and scientific personals; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer’s or Metsera’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or Metsera’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; risks and uncertainties related to issued or future executive orders or other new, or changes in, laws, regulations or policy; changes in tax and other laws, regulations, rates and policies; the uncertainties inherent in business and financial planning, including, without limitation, risks related to Pfizer’s business and prospects, adverse developments in Pfizer’s markets, or adverse developments in the U.S. or global capital markets, credit markets, regulatory environment, tariffs and other trade policies or economies generally; future business combinations or disposals; uncertainties regarding the commercial success of Metsera’s pipeline products or Pfizer’s commercialized and/or pipeline products; risks associated with Metsera conducting clinical trials and preclinical studies outside of the United States; Metsera’s reliance on third parties to conduct clinical trials and preclinical studies and for the manufacture and shipping of its product candidates; the risk that Metsera’s product candidates are associated with side effects, adverse events or other properties or safety risks; risks associated with Metsera’s license and collaboration agreements and future strategic alliances; Metsera’s ability to obtain, maintain, defend and enforce patent or other intellectual property protection for current or future product candidates or technology; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with initial, preliminary or interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for Pfizer’s or Metsera’s pipeline products for any potential indications; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of such products; uncertainties regarding the impact of COVID-19; and competitive developments.

You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Pfizer and Metsera described in the “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results” (in the case of Pfizer) and “Special Note regarding Forward Looking Statements” (in the case of Metsera) sections of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the U.S. Securities and Exchange Commission (the “SEC”), all of which are available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pfizer and Metsera assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law. Neither Pfizer nor Metsera gives any assurance that it will achieve its expectations.

Additional Information and Where to Find It

In connection with Pfizer’s proposed acquisition of Metsera, Metsera has filed documents with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement has been mailed to Metsera’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by Metsera with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS THAT HAVE BEEN OR WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at Metsera’s stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in Metsera’s proxy statement. Investors and security holders may obtain free copies of these documents and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, or at www.metsera.com.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Metsera and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Metsera in favor of the proposed transaction. Information about Metsera’s directors and executive officers is set forth in Part III of Metsera’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 26, 2025. Additional information concerning the interests of Metsera’s participants in the solicitation, which may, in some cases, be different than those of Metsera’s stockholders generally, is set forth in Metsera’s proxy statement relating to the proposed transaction. These documents are available free of charge at the SEC’s web site at www.sec.gov and at www.metsera.com.

Press Contact

Teneo

TJ White

Tj.white@teneo.com

(929) 736-3795

Exhibit 99.2

Confidential

AGREEMENT AND PLAN OF MERGER

by and among

METSERA, INC.,

NOVO NORDISK A/S,

NN US INVEST, INC.,

and

NOVO NORDISK US RESEARCH INVESTMENTS HOLDINGS, INC.

Dated as of [•], 2025

i

ARTICLE VII

Conditions Precedent

Section 7.01	Conditions to the Obligations of Each Party to Effect the Merger	57
Section 7.02	Conditions to the Obligations of Parent and Sub to Effect the Merger	58
Section 7.03	Conditions to the Obligation of the Company to Effect the Merger	58

ARTICLE VIII

Termination, Amendment and Waiver

Section 8.01	Termination	59
Section 8.02	Effect of Termination	60
Section 8.03	Amendment	62
Section 8.04	Extension; Waiver	62

ARTICLE IX

General Provisions

Section 9.01	Nonsurvival of Representations and Warranties	62
Section 9.02	Notices	62
Section 9.03	Definitions	63
Section 9.04	Exhibits; Interpretation	71
Section 9.05	Counterparts	72
Section 9.06	Entire Agreement; No Third-Party Beneficiaries	72
Section 9.07	Governing Law	72
Section 9.08	Assignment	72
Section 9.09	Consent to Jurisdiction; Service of Process; Venue	72
Section 9.10	WAIVER OF JURY TRIAL	73
Section 9.11	Enforcement	73
Section 9.12	Consents and Approvals	73
Section 9.13	Severability	74

EXHIBIT A	Form of Charter of the Surviving Corporation

EXHIBIT B	Series C Preferred Stock Certificate of Designation

EXHIBIT C	Form of CVR Agreement

GLOSSARY

Term	Section
Acquisition Agreement	Section 5.02(b)
Adverse Recommendation Change	Section 5.02(d)
Aggregate Fixed Cash Option Payment Amount	Section 1.02(b)
Affiliate	Section 9.03(a)
Agreement	Preamble
Anti-Corruption Laws	Section 3.17(c)(i)
Antitrust Laws	Section 9.03(b)
Bankruptcy Exceptions	Section 3.04(a)
Baseline Financials	Section 3.05(c)
Benefit Agreement	Section 9.03(c)
Benefit Plan	Section 9.03(d)
BSA/PATRIOT Act	Section 4.06(g)
Burdensome Condition	Section 6.03(c)
Business Day	Section 9.03(e)
Canceled Shares	Section 2.08(b)(i)
Capitalization Date	Section 3.03(a)
Certificate	Section 2.08(b)(ii)
Certificate of Merger	Section 2.03
Change of Control Payment	Section 3.08(a)(vii)
Chosen Courts	Section 9.09
Closing	Section 2.02(b)
Closing Date	Section 2.02(b)
Code	Section 2.09(f)
Commonly Controlled Entity	Section 9.03(f)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	Section 3.04(b)
Company Bylaws	Section 3.01
Company Charter	Section 3.01
Company Common Stock	Recitals
Company Intellectual Property	Section 9.03(g)
Company Letter	ARTICLE III
Company Personnel	Section 9.03(h)
Company Preferred Stock	Section 3.03(a)
Company Regulatory Authority	Section 9.03(i)
Company Regulatory Permit	Section 9.03(j)
Company Representatives	Section 9.03(k)
Company SEC Documents	Section 3.05(a)
Company Stock Plans	Section 3.03(a)
Company Stockholder	Section 2.08(d)(i)
Company Termination Fee	Section 8.02(b)
Confidentiality Agreement	Section 5.02(b)
Continuation Period	Section 6.09(a)

Term	Section
Continuing Employees	Section 6.09(a)
Contract	Section 9.03(l)
CVR	Section 9.03(m)
CVR Agreement	Section 9.03(n)
Damages	Section 6.15
Delaware Secretary of State	Section 2.03
D&O Indemnified Parties	Section 6.06(a)
DGCL	Recitals
Dissenting Shares	Section 2.08(d)(i)
E&P Study	Section 2.09(f)
Economic Sanctions	Section 3.17(c)(ii)
Effect	Section 9.03(u)
Effective Time	Section 2.03
Electronic Delivery	Section 9.05
Environmental Law	Section 3.10(a)
Equity Equivalents	Section 3.03(c)
ERISA	Section 3.12(a)
ESPP	Section 3.03(a)
Ex-Im Laws	Section 3.17(c)(iii)
Exchange Act	Section 9.03(o)
Exchange Agent	Section 2.09(a)
Exclusively Licensed IP	Section 9.03(p)
Exercise Price Reduction Amount	Section 1.02(b)
FDA	Section 3.18(i)
Filed SEC Document	ARTICLE III
Financial Advisors	Section 3.21
First Extended Termination Date	Section 8.01(b)(i)
Fixed Cash Option Payment	Section 1.02(b)
GAAP	Section 3.05(b)
Good Clinical Practices	Section 3.18(iv)
Good Laboratory Practices	Section 3.18(iv)
Governmental Entity	Section 3.04(d)
Hazardous Substance	Section 3.10(c)(i)
Healthcare Laws	Section 9.03(q)
HSR Act	Section 3.04(d)(i)
ICH	Section 3.18(iv)
Indebtedness	Section 9.03(r)
Initial Termination Date	Section 8.01(b)(i)
Intellectual Property	Section 9.03(s)
Intervening Event	Section 5.02(e)(ii)
Intervening Event Notice	Section 5.02(e)(i)
Intervening Event Notice Period	Section 5.02(e)(i)
Investor Sub	Preamble
Issued Shares	Section 1.01(a)
IT Systems	Section 3.15(a)(ix)
Judgment	Section 3.04(c)
Knowledge	Section 9.03(t)
Law	Section 3.04(c)

v

Term	Section
Lease	Section 3.14(b)
Leased Real Property	Section 3.14(b)
Legal Proceeding	Section 3.07
Liens	Section 3.02
Material Adverse Effect	Section 9.03(u)
Material Contracts	Section 3.08(b)
Merger	Recitals
Merger Consideration	Section 2.08(b)(ii)
NASDAQ	Section 3.04(d)(iv)
Order	Section 9.03(v)
Owned Intellectual Property	Section 9.03(w)
Parent	Preamble
Parent Material Adverse Effect	Section 9.03(x)
Patents	Section 9.03(s)
Permits	Section 3.09
Permitted Confidentiality Agreement	Section 5.02(b)
Permitted Liens	Section 9.03(z)
Per Share Subscription Amount	Section 9.03(y)
Person	Section 9.03(aa)
Personal Data	Section 9.03(bb)
Pfizer	Recitals
Pfizer Agreement	Recitals
Pfizer Termination Fee	Recitals
Pfizer Termination Fee Refund	Section 8.02(b)
Privacy Laws	Section 3.15(a)(x)
Product Candidate	Section 9.03(cc)
Prohibited Investor Sub	Section 4.06(g)
Proxy Statement	Section 3.04(d)(ii)
Proxy Statement Clearance Date	Section 6.01(b)
R&D Budget	Section 3.15(b)
Registrable IP	Section 9.03(dd)
Registration Rights	Recitals
Representatives	Section 9.03(ee)
Release	Section 3.10(c)(ii)
Restricted Stock Awards	Section 3.03(a)
RSU	Section 9.03(gg)
Sanctioned Jurisdiction	Section 3.17(c)(iv)
Sanctions Target	Section 3.17(c)(iv)
Securities Act	Section 3.05(a)
Series C Preferred Stock	Section 9.03(hh)
Share Issuance	Recitals
Special Dividend	Section 1.02(a)
Specified Stockholders	Recitals
Stock Options	Section 3.03(a)
Stockholder Approval	Section 3.20

Term	Section
Stockholders Meeting	Section 6.01(b)
Sub	Preamble
Subscription Consideration	Section 9.03(ii)
Subsidiary	Section 9.03(mm)
Superior Proposal	Section 5.02(c)(ii)
Superior Proposal Notice	Section 5.02(d)(i)
Superior Proposal Notice Period	Section 5.02(d)(i)
Surviving Corporation	Section 2.01
Surviving Corporation Common Stock	Section 2.08(a)
Takeover Proposal	Section 5.02(c)(i)
Tax Return	Section 9.03(jj)
Taxes	Section 9.03(kk)
Taxing Authority	Section 9.03(ll)
Termination Date	Section 8.01(b)(i)
Trade Control Laws	Section 3.17(a)
Trade Secrets	Section 9.03(s)
Trademarks	Section 9.03(s)
Transaction Litigation	Section 6.10
Transactions	Preamble
Unvested Option Payment	Section 1.02(b)
Voting Agreement	Recitals
Willful Breach	Section 9.03(nn)

AGREEMENT AND PLAN OF MERGER dated as of [•], 2025 (this “Agreement”), by and among Metsera, Inc., a Delaware corporation (the “Company”), Novo Nordisk A/S, a Danish aktieselskab (“Parent”), NN US Invest, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Sub”), and Novo Nordisk US Research Investments Holdings, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Investor Sub”).

WHEREAS, as promptly as practicable following the execution of this Agreement, the Company intends to issue, and Investor Sub intends to purchase, [•] shares of Series C Preferred Stock (as defined below) (the “Share Issuance”) in exchange for the Subscription Consideration (as defined below), on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, as promptly as practicable following the execution of this Agreement, the Company intends to, on the terms and subject to the conditions set forth in this Agreement, declare and pay the Special Dividend (as defined below);

WHEREAS, the parties intend that, on the terms and subject to the conditions set forth in this Agreement, Sub shall be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned Subsidiary of Parent in accordance with the provisions of the Delaware General Corporation Law (the “DGCL”), and each share of common stock, par value $0.00001 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than Canceled Shares and Dissenting Shares, shall be converted into the right to receive the Merger Consideration;

WHEREAS, the board of directors of the Company (the “Company Board”) has unanimously (a) approved and declared advisable this Agreement, the Merger and the other transactions contemplated by this Agreement, the CVR Agreement, the Voting Agreement (as defined below) and the Registration Rights Agreement, including the Share Issuance and the declaration and payment of the Special Dividend (the “Transactions”), (b) determined that it is in the best interests of the Company and the Company Stockholders for the Company to enter into this Agreement and consummate the Merger and the other Transactions on the terms and subject to the conditions set forth in this Agreement, (c) directed that the adoption of this Agreement be submitted to a vote at a meeting of the Company Stockholders and (d) resolved to recommend that this Agreement be adopted by Company Stockholders;

WHEREAS, each of the board of directors of Parent and Investor Sub has unanimously (a) approved and declared advisable this Agreement, the Merger and the other Transactions and (b) determined that it is in the best interests of Parent and Investor Sub, respectively, to enter into this Agreement and consummate the Merger and the other Transactions on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the board of directors of Sub has unanimously approved and declared advisable this Agreement, the Merger and the other Transactions, directed that the adoption of this Agreement be submitted to the sole stockholder of Sub and recommended that this Agreement be adopted by the sole stockholder of Sub;

WHEREAS, immediately following the execution of this Agreement, Parent will cause the sole stockholder of Sub to adopt this Agreement;

WHEREAS, concurrently with the execution of this Agreement, the Company and the Investor Sub are entering into a registration rights agreement (the “Registration Rights Agreement”);

WHEREAS, concurrently with the execution of this Agreement, certain stockholders of the Company (the “Specified Stockholders”) are entering into a voting agreement with Parent (the “Voting Agreement”), pursuant to which, among other things, the Specified Stockholders have agreed, on the terms and subject to the conditions set forth in the Voting Agreement, to vote all of their shares of Company Common Stock in favor of the adoption of this Agreement;

WHEREAS, prior to or substantially concurrently with the execution and delivery of this Agreement, (a) that certain Agreement and Plan of Merger, dated as of September 21, 2025 (the “Pfizer Agreement”), by and among Pfizer Inc. (“Pfizer”), a Delaware corporation, Mayfair Merger Sub, Inc., a Delaware corporation, and the Company, has been validly terminated and (b) Parent has (or has caused to be) paid to the Company (or, at the direction of the Company, to Pfizer on behalf of the Company) the “Company Termination Fee” (as defined in the Pfizer Agreement, the “Pfizer Termination Fee”), by wire transfer of immediately available funds in full satisfaction of all of the Company’s remaining obligations under the Pfizer Agreement and without any further liability of the Company thereunder; and

WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

Share Issuance; Special Dividend

Section 1.01 Share Issuance.

(a) Promptly following the execution of this Agreement, Investor Sub shall pay, or cause to be paid, by wire transfer of immediately available funds, the Subscription Consideration to the Company to a bank account designated by the Company prior to the date hereof to purchase from the Company [•] shares of Series C Preferred Stock1 (the “Issued Shares”).

[1]

Note to Draft: Issued Shares to equal a number of shares of preferred stock that are in the aggregate convertible into a number of shares of Company Common Stock that represent 50% (on a post-issuance basis) of the economic interest of Messi on a fully diluted shares basis calculated in accordance with the treasury stock method.

(b) Immediately following the receipt of the Subscription Consideration, the Company shall issue and sell to Investor Sub, and Investor Sub shall purchase, in exchange for the Subscription Consideration, the Issued Shares free and clear of all Liens (other than restrictions imposed by the Certificate of Designation or under securities laws applicable to unregistered securities generally).

(c) The Parties agree that the payment of the Subscription Consideration to the Company followed by the issuance of the Issued Shares pursuant to this Agreement shall be governed by Section 1032 of the Code.

Section 1.02 The Special Dividend.

(a) As promptly as practicable following the Company’s receipt of the Subscription Consideration from Parent, the Company Board shall, subject to applicable Law, the Company Charter and the Company Bylaws, declare a special dividend per share of Company Common Stock in an amount equal to the Per Share Subscription Amount (such dividend, the “Special Dividend”), and set each of the record date and payment date for such Special Dividend to be as promptly as practicable following the date hereof; provided, that, for the avoidance of doubt, the declaration and payment of the Special Dividend shall be contingent on the completion of the Share Issuance pursuant to the terms of this Agreement.

(b) As promptly as practicable following the Company’s receipt of the Subscription Consideration from Parent, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions (including obtaining any required consents) as may be required to reduce the exercise price of all outstanding Stock Options by the Per Share Subscription Amount but in no event shall the exercise price of a Stock Option be reduced to less than $2.50 per share of Company Common Stock (the amount by which a Stock Option’s exercise price is reduced is the “Exercise Price Reduction Amount”). For the avoidance of doubt, there shall be no reduction in the exercise price for any Stock Option that has an existing exercise price equal to or less than $2.50 per share of Company Common Stock following the payment date of the Special Dividend as determined by the Company Board (or, if appropriate, any committee administering the Company Stock Plans). As soon as practicable following the date the Special Dividend is paid, each holder of a Stock Option, whether vested or unvested, shall be entitled to receive a cash payment equal to (x) the number of shares of Company Common Stock that are subject to such Stock Option immediately prior to the date the Special Dividend is paid multiplied by (y) the excess, if any, of the Per Share Subscription Amount over the Exercise Price Reduction Amount of such Stock Option (the “Fixed Cash Option Payment”, and the aggregate amount of such payments, the “Aggregate Fixed Cash Option Payment Amount”); provided, that the Fixed Cash Option Payment shall be made (1) to the holders of any Stock Option that is vested immediately prior to the date the Special Dividend is paid, as soon as reasonably practicable following the payment date of the Special Dividend and (2) to the holders of any Stock Option that is unvested immediately prior to the date the Special Dividend is paid, as follows: (i) fifty percent (50%) shall be paid as soon as reasonably practicable following the payment date of the Special Dividend; and (ii) fifty percent (50%) shall be subject to continuing vesting under the terms of the Stock Option’s existing vesting schedule subject to the holder’s continued employment with the Company through such vesting dates (the “Unvested Option Payment”). The Unvested Option Payments shall accelerate and be immediately payable upon the earliest of (I) the applicable holder’s severance-eligible termination of employment, including a termination without “cause” or resignation for “good reason” (each, as defined in the Benefit Plan or Benefit Agreement applicable to the holder); (II) Stock Option’s original vesting date; (III) the Effective Time; (IV) the Termination Date; or (V) twelve (12) months after the date hereof. All Fixed Cash Option Payments shall be made net of applicable withholding Tax through the Company’s payroll to the holder of such Stock Option on the applicable payment dates.

(c) Each holder of a Restricted Stock Award shall be entitled to participate in and receive the Special Dividend net of applicable withholding Tax.

ARTICLE II

The Merger

Section 2.01 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable provisions of the DGCL, Sub shall be merged with and into the Company at the Effective Time. At the Effective Time, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the “Surviving Corporation”).

Section 2.02 Closing.

(a) The closing of the Share Issuance shall take place simultaneously with the execution and delivery of this Agreement on the date hereof. Such closing shall take place at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, or remotely by exchange of documents and signatures (or their electronic counterparts), unless another time, date or place is agreed to in writing by the parties.

(b) The closing of the Merger (the “Closing”) shall take place at 9:00 a.m., New York time, on a date to be specified by the parties, which shall be not later than the third Business Day after the satisfaction or (to the extent permitted by applicable Law) waiver of the conditions set forth in Article VII (other than those that by their terms are to be satisfied or waived at the Closing; it being understood that the occurrence of the Closing shall remain subject to the satisfaction or (to the extent permitted by applicable Law) waiver of such conditions at the Closing), at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, or remotely by exchange of documents and signatures (or their electronic counterparts), unless another time, date or place is agreed to in writing by Parent and the Company. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

Section 2.03 Effective Time of the Merger. Upon the terms and subject to the conditions set forth in this Agreement, as soon as practicable on the Closing Date, the parties shall properly file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) a certificate of merger in such form as is required by and in accordance with the applicable provisions of the DGCL (the “Certificate of Merger”). The Merger shall become effective at such date and time as the Certificate of Merger is duly filed with the Delaware Secretary of State or, to the extent permitted by applicable Law, at such subsequent date and time as Parent and the Company shall agree and specify in the Certificate of Merger. The date and time at which the Merger becomes effective is referred to in this Agreement as the “Effective Time.”

Section 2.04 Effects of the Merger. The effects of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Sub shall become the debts, liabilities and duties of the Surviving Corporation.

Section 2.05 Certificate of Incorporation and Bylaws.

(a) At the Effective Time, the Certificate of Incorporation of the Company shall be amended and restated in its entirety to read as set forth in Exhibit A hereto and such amended and restated Certificate of Incorporation shall become the Certificate of Incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of the DGCL and such Certificate of Incorporation.

(b) The parties hereto shall take all necessary action such that the bylaws of the Company shall be amended and restated as of the Effective Time in their entirety to read as the bylaws of Sub, except that references to Sub’s name shall be replaced with references to the Surviving Corporation’s name, until thereafter amended in accordance with the applicable provisions of the DGCL, the Certificate of Incorporation of the Surviving Corporation and such bylaws.

Section 2.06 Directors. The directors of Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 2.07 Officers. Unless otherwise determined by Parent prior to the Effective Time, the parties hereto shall take all necessary action such that, from and after the Effective Time, the officers of Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

Section 2.08 Conversion of Capital Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder of any shares of the Company Common Stock or the holder of any shares of capital stock of Sub:

(a) Capital Stock of Sub. Each share of common stock, par value $0.01 per share, of Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation (the “Surviving Corporation Common Stock”).

(b) Company Common Stock.

(i) All shares of Company Common Stock that are owned directly by the Company, including any shares of Company Common Stock held as treasury stock, or owned by Parent or Sub or any other direct or indirect wholly owned Subsidiary of the Company or of Parent, in each case immediately prior to the Effective Time (collectively, “Canceled Shares”) shall automatically be canceled and shall cease to exist, and no consideration shall be delivered or deliverable in exchange therefor.

(ii) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (A) Canceled Shares and (B) Dissenting Shares, but including for the avoidance of doubt the Restricted Stock Awards) shall be converted automatically into the right to receive one (1) CVR, representing the right to receive the “Milestone Payments” (as defined in the CVR Agreement), in cash, without interest, upon the achievement of the “Milestones” (as defined in the CVR Agreement) (the “Merger Consideration”). At the Effective Time, such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of a certificate or evidence of shares in book-entry form that immediately prior to the Effective Time represented any such shares (a “Certificate”) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with the terms of this Agreement.

(c) Company Preferred Stock. Each share of Series C Preferred Stock issued and outstanding immediately prior to the Effective Time shall be converted into and become one fully paid and nonassessable share of Surviving Corporation Common Stock.

(d) Statutory Right of Appraisal.

(i) Notwithstanding anything to the contrary set forth in this Agreement, all shares of Company Common Stock that are issued and outstanding immediately prior to the Effective Time (other than Canceled Shares), and that are held by a holder of shares of Company Common Stock (a “Company Stockholder”) who is entitled to demand appraisal and who has properly and validly demanded appraisal in respect of such shares of Company Common Stock in accordance with Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under the Laws of the State of Delaware with respect to such shares) shall not be converted into, or represent a right to receive, the Merger Consideration pursuant to this Section 2.08. Such Company Stockholders shall be entitled only to such rights as are granted by Section 262 of the DGCL (in such case, the Dissenting Shares shall no longer be outstanding and shall automatically be canceled and cease to exist, and each holder of Dissenting Shares shall cease to have any rights with regard thereto except such holder’s right to receive the fair value of such Dissenting Shares to the extent afforded by Section 262 of the DGCL); provided, that if, after the Effective Time, such holder fails to perfect, withdraws or otherwise loses such holder’s right to appraisal pursuant to Section 262 of the DGCL, or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, then the right of such holder to be paid the fair value of such Dissenting Shares shall cease and such holder’s shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with this Section 2.08, upon surrender of such Certificate that formerly represented such shares of Company Common Stock in accordance with the terms of Section 2.09. The parties hereto acknowledge and agree that, for purposes of Section 262 of the DGCL, the value of the consideration provided per share of Company Common Stock is intended to be calculated by reference to (A) the Per Share Subscription Amount and (B) the applicable Merger Consideration in respect of such share of Company Common Stock.

(ii) The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock (or any written threats thereof), any written withdrawal or purported withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to the Laws of the State of Delaware that relates to such demand for appraisal, and Parent shall have the opportunity and right to participate in and direct all negotiations and any litigation, suit, action or other proceeding with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, or approve the withdrawal of, any such demands or agree to do any of the foregoing.

Section 2.09 Surrender and Payment.

(a) Exchange Agent; Exchange Fund. Prior to the Effective Time, Parent shall appoint an exchange agent reasonably acceptable to the Company to act as agent (the “Exchange Agent”) for the purpose of exchanging Certificates and book-entry shares representing shares of Company Common Stock. Parent will make available to the Exchange Agent, as needed, the Merger Consideration to be delivered in respect of the shares of Company Common Stock. For the avoidance of doubt, neither Parent nor Investor Sub shall be required to cause to be deposited any funds related to any CVR with the Rights Agent unless and until such deposit is required pursuant to the CVR Agreement and no such funds shall be required to be deposited with the Exchange Agent.

(b) Exchange Procedures. As soon as reasonably practicable (but in no event later than three (3) Business Days) after the Effective Time, Parent shall mail or shall cause the Exchange Agent to mail to each record holder of shares of Company Common Stock at the Effective Time, in each case whose shares of Company Common Stock were converted into the right to receive the Merger Consideration pursuant to Section 2.08(b)(ii), (i) a form of letter of transmittal (which shall include an accompanying IRS Form W-9 or the applicable IRS Form W-8, shall specify that delivery shall be effected and risk of loss and title to the Certificates held by such Person shall pass only upon proper delivery of the Certificates to the Exchange Agent, and shall be in a form and have such other provisions (including customary provisions regarding delivery of an “agent’s message” with respect to shares held in book-entry form) as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the

Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate or a book-entry share for cancelation to the Exchange Agent or to such other agent or agents as may be appointed by Parent, together with such letter of transmittal, duly completed and validly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a number of CVRs equal to the number of shares of Company Common Stock formerly represented by such Certificate or book-entry shares, and the Certificate so surrendered or book-entry shares shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the stock transfer books of the Company, issuance of the Merger Consideration in exchange therefor may be made to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer, and the Person requesting such payment shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of such Certificate or establish to the satisfaction of the Surviving Corporation that such Tax has been paid or is not applicable. No interest shall be paid or shall accrue on the cash payable upon surrender of any Certificate.

(c) No Further Ownership Rights in Company Common Stock. All Merger Consideration issued upon the surrender of a Certificate in accordance with the terms of this Section 2.09 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate. At the close of business on the day on which the Effective Time occurs, the stock transfer books of the Company shall be closed, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares that were outstanding immediately prior to the Effective Time. If, after the close of business on the day on which the Effective Time occurs, Certificates are presented to the Surviving Corporation or the Exchange Agent for transfer or any other reason, they shall be canceled and exchanged as provided in this Section 2.09.

(d) No Liability. None of Parent, Sub, Investor Sub, the Company, the Surviving Corporation or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration that would otherwise have been payable in respect of any Certificate that is delivered to a public official in accordance with any applicable abandoned property, escheat or similar Law.

(e) Lost Certificates. If any Certificate shall have been lost, stolen, defaced or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, defaced or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent or the Surviving Corporation, as the case may be, shall issue the Merger Consideration in respect of such lost, stolen, defaced or destroyed Certificate.

(f) Withholding Rights. Each of Parent, the Surviving Corporation, Sub, the Company, the Exchange Agent and any other applicable withholding agent shall be entitled to deduct and withhold from the Merger Consideration, the Special Dividend and any other amounts payable pursuant to this Agreement (including amounts payable to any holder of shares of Company Common Stock, Stock Options or Restricted Stock Awards) or the CVR Agreement such amounts as are required to be deducted and withheld with respect to the making of such payment under the Code, or any provision of state, local or non-U.S. Tax Law. Each of Parent, the Surviving Corporation, Sub and the Company shall cause the Exchange Agent and any other applicable withholding agent to use reasonable best efforts to reduce or eliminate such withholding, including by requesting any necessary tax forms (e.g. IRS Form W-9 or the applicable IRS Form W-8, as applicable) or any similar information. To the extent that amounts are so deducted and withheld and paid over to the appropriate Taxing Authority, such amounts shall be treated for all purposes of this Agreement or the CVR Agreement as having been paid to the Person in respect of which such deduction and withholding was made. Notwithstanding the generality of the foregoing, the parties hereto agree that (1) the applicable withholding agent is entitled to withhold such amounts paid in respect of any Special Dividend as required under applicable Law without electing to reduce the amount of such withholding pursuant to Treasury Regulations Section 1.1441-3(c), (2) as soon as reasonably practicable following the end of the taxable year in which the Special Dividend is made, the Company shall engage an accounting firm of international reputation to conduct a study of the Company’s current and accumulated “earnings and profits” for U.S. federal income tax purposes (the “E&P Study”) for purposes of determining the U.S. federal income tax treatment of the Special Dividend, and (3) as soon as reasonably practicable following the completion of the E&P Study, the Company shall use reasonable best efforts to make available to recipients of the Special Dividend (or their agents) the information from the E&P Study necessary for determining the U.S. federal income tax treatment of the Special Dividend, it being agreed that publication by the Company of the information from the E&P Study on its website shall be deemed to satisfy the undertakings in the foregoing clause.

(g) Termination of Exchange Fund. Notwithstanding anything in this Section 2.09 to the contrary, at any time following the twelve (12)-month anniversary of the Closing Date, the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any Merger Consideration that has not been disbursed to holders of Certificates, and, thereafter, subject to time limitations in Section 2.09(d), such holders shall be entitled to look only to Parent and the Surviving Corporation (subject to abandoned property, escheat or other similar Laws) as general creditors thereof with respect to the Merger Consideration that may be payable upon surrender of any Certificates held by such holders, as determined pursuant to this Agreement, without any interest thereon.

(h) Necessary Further Actions. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Sub, then the directors and officers of the Company and Sub as of immediately prior to the Effective Time shall take all such lawful and necessary action.

(i) Adjustment to Merger Consideration. If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Common Stock occurs as a result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose is established, the Merger Consideration pursuant to this Agreement and the CVR Agreement shall be appropriately adjusted; provided, that nothing in this Section 2.09(i) shall be construed to permit the Company to take any action that is otherwise prohibited by the terms of this Agreement.

ARTICLE III

Representations and Warranties of the Company

Except (i) to the extent disclosed in publicly available Company SEC Documents filed by the Company with the SEC or furnished by the Company to the SEC, in each case, on or after January 30, 2025, and prior to the date of this Agreement (a “Filed SEC Document”) (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks, in each case, that are predictive, cautionary or forward-looking in nature) or (ii) as set forth in the letter delivered by the Company to Parent prior to the execution of this Agreement (the “Company Letter”) (with specific reference to the Section of this Agreement to which the information stated in such disclosure relates; provided, that disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement), the Company represents and warrants to Parent, Sub and Investor Sub as follows:

Section 3.01 Organization, Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the Laws of the state of Delaware. Each of the Company’s Subsidiaries is a corporation or other legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization (except, in the case of good standing, for entities organized under the Laws of any jurisdiction that does not recognize such concept). Each of the Company and its Subsidiaries (a) has all requisite corporate, company, partnership or other organizational power and authority to carry on its business as currently conducted and (b) is duly qualified or licensed to do business and is in good standing in each jurisdiction (except, in the case of good standing, any jurisdiction that does not recognize such concept) in which the nature of its business or the ownership, leasing or operation of its properties makes such qualification or licensing necessary, other than where the failure to be so organized, existing, qualified or licensed or in good standing (except, in the case of clause (a) above, with respect to the Company) would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company has made available to Parent complete and correct copies of the certificate of incorporation of the Company, as amended to the date of this Agreement (the “Company Charter”), and the bylaws of the Company, as amended to the date of this Agreement (the “Company Bylaws”). The Company Charter and the Company Bylaws are in full force and effect as of the date of the Agreement.

Section 3.02 Subsidiaries. Section 3.02 of the Company Letter sets forth a complete and correct list of the name and jurisdiction of organization of each Subsidiary of the company that is a “significant subsidiary” (as defined by Rule 1-02(w) of Regulation S-X promulgated by the SEC). All the outstanding shares of capital stock of, or other equity or voting interests in, each such Subsidiary are owned by the Company, by one or more wholly owned Subsidiaries of the Company or by the Company and one or more wholly owned Subsidiaries of the Company, free and clear of all pledges, claims, liens, charges, options, security interests, licenses or other encumbrances of any kind or nature whatsoever (collectively, “Liens”), except for transfer restrictions imposed by applicable securities Laws, and, except as would not be material to the Company and its Subsidiaries, taken as a whole, are duly authorized, validly issued, fully paid and nonassessable and not subject to any pre-emptive rights. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.

Section 3.03 Capital Structure.

(a) The authorized capital stock of the Company consists of 800,000,000 shares of Company Common Stock and 10,000,000 shares of preferred stock, par value $0.00001 per share, of the Company (the “Company Preferred Stock”). At the close of business on October 28, 2025 (the “Capitalization Date”), (i) (A) 105,236,101 shares of Company Common Stock (including 137,871 shares of Company Common Stock that were subject to outstanding shares of restricted stock of the Company (the “Restricted Stock Awards”)) were issued and outstanding and (B) no shares of Company Preferred Stock were issued and outstanding, (ii) no shares of Company Common Stock were held by the Company as treasury shares, (iii) [7,631,344] shares of Company Common Stock were reserved and available for issuance in the aggregate pursuant to (x) the Company’s 2023 Stock Incentive Plan, (y) the Company’s 2025 Incentive Award Plan and (z) the Company’s 2025 Employee Stock Purchase Plan (the “ESPP,” and collectively with the plans identified in clauses (x) and (y), the “Company Stock Plans”), (iv) 12,137,243 shares of Company Common Stock were subject to outstanding options to acquire shares of Company Common Stock from the Company (such options, together with any other stock options granted after the Capitalization Date, in each case whether granted pursuant to the Company Stock Plans or otherwise, the “Stock Options”), (v) no shares of Company Common Stock were subject to exercised but not settled Stock Options and (vi) no shares of Company Common Stock are estimated to be subject to outstanding purchase rights under the ESPP. As of the date of this Agreement, other than the Restricted Stock Awards, none of the issued and outstanding Company Common Stock is subject to vesting or forfeiture conditions or a right of repurchase by the Company. All outstanding Stock Options have been granted under the Company Stock Plans. Other than the Company Stock Plans and the award agreements evidencing the Restricted Stock Awards, there is no plan, Contract or arrangement providing for the grant of Stock Options, Restricted Stock Awards, restricted shares or other equity or equity-based awards. No shares of Company Common Stock or Equity Equivalents are owned by any Subsidiary of the Company. As of the date of this Agreement, other than the outstanding Stock Options and Restricted Stock Awards listed in Section 3.03(d) of the Company Letter and the rights under the ESPP, there are no outstanding rights of any Person to receive Company Common Stock under the Company Stock Plans or otherwise, on a deferred basis or otherwise.

(b) Except as set forth in Section 3.03(a), as of the close of business on the Capitalization Date, no shares of capital stock of, or other equity or voting interests in, the Company, or securities convertible into, or exchangeable or exercisable for, or options, warrants, shares of deferred stock, restricted stock awards, stock appreciation rights, phantom stock awards or other rights to acquire any such capital stock of, or other equity or voting interests in, the Company were issued, reserved for issuance or outstanding. From the close of business on the Capitalization Date to the date of this Agreement, (i) there have been no issuances by the Company of shares of capital stock of, or other equity or voting interests in, the Company, other than issuances of shares of Company Common Stock pursuant to the exercise of Stock Options or the settlement of Restricted Stock Awards and (ii) there have been no issuances by the Company of any Equity Equivalents.

(c) All outstanding shares of capital stock of the Company are, and all shares that may be issued pursuant to the Company Stock Plans will be when issued in accordance with the terms thereof, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights. Except as set forth in this Section 3.03, there are no (i) bonds, debentures, notes or other Indebtedness of the Company or any of its Subsidiaries and (ii) securities or other instruments or rights (including stock appreciation rights, phantom stock awards or other similar rights) issued by, or other obligations of, the Company or any of its Subsidiaries, in each case, that are linked to, or the value of which is in any way based upon or derived from, the value of any class of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or any dividends or other distributions declared or paid on any shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries, or which have or which by their terms may have at any time (whether actual or contingent) the right to vote (or which are convertible into, or exchangeable for, securities having the right to vote) on any matters on which stockholders of the Company or any of its Subsidiaries may vote (the items referred to in clauses (i) and (ii) collectively, “Equity Equivalents”). Except as set forth in this Section 3.03, there are no securities, options, warrants, calls, rights or Contracts of any kind to which the Company or any of its Subsidiaries is a party, or by which the Company or any of its Subsidiaries is bound, obligating the Company or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of capital stock of, or other equity or voting interests in, or securities convertible into, or exchangeable or exercisable for, shares of capital stock of, or other equity or voting interests in, the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right or Contract. There are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its Subsidiaries is a party with respect to the holding, voting, registration, redemption, repurchase or disposition of, or that restrict the transfer of, or grant any preemptive rights, anti-dilutive rights or rights of first refusal or other similar rights with respect to, any shares of capital stock or Equity Equivalents of the Company or any of its Subsidiaries. The Company has no rights plan, “poison-pill” or other similar agreement or arrangement.

(d) Section 3.03(d) of the Company Letter contains a correct and complete list as of the Capitalization Date of outstanding Stock Options, and Restricted Stock Awards, including the holder’s name (or employee identification number), the country of residence (if outside the U.S.), the Company Stock Plan under which the award was granted, the date of grant, term (for Stock Options), number of shares of Company Common Stock underlying such award and, where applicable, exercise price.

Section 3.04 Authority; Noncontravention.

(a) The Company has the requisite corporate power and authority to execute and deliver this Agreement, to consummate the Merger and the other Transactions, and to comply with the provisions of this Agreement, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval. The execution and delivery of this Agreement by the Company, the consummation by the Company of the Merger and the other Transactions and the performance by the Company of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement, to perform its obligations under this Agreement or to consummate the Merger and the other Transactions, subject, in the case of the consummation of the Merger, to obtaining the Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due execution and delivery of this Agreement by Parent and Sub, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar Laws relating to the enforcement of creditors’ rights generally and by general principles of equity (the “Bankruptcy Exceptions”).

(b) The Company Board, at a meeting duly called and held at which all of the directors of the Company were present, duly and unanimously adopted resolutions (i) approving and declaring advisable this Agreement, the Voting Agreement, the Merger and the other Transactions, (ii) determining that it is in the best interests of the Company and the Company Stockholders for the Company to enter into this Agreement and consummate the Merger and the other Transactions on the terms and subject to the conditions set forth in this Agreement, (iii) directing that the adoption of this Agreement be submitted to a vote at a meeting of the Company Stockholders and (iv) resolving to recommend that the Company Stockholders adopt this Agreement (the “Company Board Recommendation”), which resolutions, except to the extent expressly permitted by Section 5.02, have not been rescinded, modified or withdrawn in any way.

(c) The execution and delivery of this Agreement, the consummation of the Merger and the other Transactions and performance by the Company of its obligations under this Agreement do not (i) conflict with or violate the Company Charter or the Company Bylaws, (ii) conflict with or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of any obligation or to a loss of a benefit under, or result in the creation of any Lien (other than Permitted Liens) in or upon any of the properties or assets of the Company or any of its Subsidiaries under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under (including any right of a holder of a security of the Company or any of its Subsidiaries to require the Company or any of its Subsidiaries to acquire such security), any Material Contract or Permit to or by which the Company or any of its Subsidiaries is a party or bound or to or by which any of their respective properties or assets are subject or bound or (iii) subject to the governmental filings and other matters referred to in the following sentence, conflict with or violate any (A) Federal, state or local, domestic or foreign, statute, law, code, ordinance, rule or regulation of any Governmental Entity, including common law (each, a “Law”), assuming receipt of the Stockholder Approval and the adoption of this Agreement by the sole stockholder of Sub, or (B) Federal, state or local, domestic or foreign, judgment, injunction, order, writ or decree of any Governmental Entity (each, a “Judgment”), in each case, applicable to the Company or any of its Subsidiaries or their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(d) No consent, approval, Order or authorization of, registration, declaration or filing with, or notice to, any Federal, state or local, domestic or foreign, government or any court, administrative agency or commission or other governmental, quasi-governmental or regulatory authority or agency, domestic or foreign (a “Governmental Entity”), is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement, the consummation by the Company of the Merger, and the other Transactions or the performance by the Company of its obligations under this Agreement except for:

(i) the filing of a premerger notification and report form by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable Antitrust Law;

(ii) the filing with the SEC of (A) a proxy statement relating to the adoption of this Agreement by the Company Stockholders (as amended or supplemented from time to time, the “Proxy Statement”) and (B) such reports under the Exchange Act or under state securities Laws or “blue sky” Laws as may be required in connection with this Agreement and the Merger and the other Transactions;

(iii) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business;

(iv) any filings required under the rules and regulations of The Nasdaq Stock Market LLC (the “NASDAQ”); and

(v) such other consents, approvals, Orders, authorizations, registrations, declarations, filings and notices the failure of which to be obtained or made would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.05 Company SEC Documents.

(a) The Company has filed with or furnished to the SEC each report, schedule, form, statement or other document or filing required by applicable Law to be filed or furnished by the Company since January 30, 2025 (such documents available on the SEC’s website or made available to Parent, together with all information incorporated therein by reference, the “Company SEC Documents”). No Subsidiary of the Company is required to file or furnish any report, schedule, form, statement or other document with, or make any other filing with, or furnish any other material to, the SEC. As of their respective filing dates or dates of amendment, if amended, each of the Company SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”) and the Exchange Act, in each case, applicable to such Company SEC Document, and none of the Company SEC Documents at the time it was filed or furnished contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made as to the accuracy of any financial projections or any statements under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk” and any other disclosures contained or referenced therein of information, factors or risks, in each case, that are predictive, cautionary or forward-looking in nature or the completeness of any information.

(b) The financial statements (including the related notes) of the Company included in the Company SEC Documents complied, at the time the respective statements were filed, as to form in all material respects with the applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared in accordance with generally accepted accounting principles in effect from time to time in the United States of America (“GAAP”) (except, in the case of unaudited quarterly financial statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly financial statements, to normal year-end audit adjustments and the absence of complete footnotes and to normal and recurring year-end audit adjustments not material in amount).

(c) Except as set forth in the most recent audited financial statements (including the notes thereto) included in the Filed SEC Documents (the “Baseline Financials”), the Company and its Subsidiaries have no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) other than such liabilities or obligations that would be required by GAAP to be reflected or reserved against on a consolidated balance sheet (or notes thereto) of the Company and its Subsidiaries (i) with respect to or arising from the Transactions, (ii) for performance of obligations of the Company and its Subsidiaries under Contracts incurred in the ordinary course of business after the date of the Baseline Financials, (iii) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (iv) disclosed in the unaudited financial statements (including the notes thereto) included in any Filed SEC Documents filed after the date of the most recent audited financial statements.

(d) The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder applicable to it.

(e) Neither the Company nor any of its Subsidiaries is a party to or bound by, or has any commitment to become a party to or bound by, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K of the SEC)), where the purpose or intended or known result or effect of such joint venture, partnership or Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its Subsidiaries in the Company’s or any of its Subsidiaries’ published financial statements or other Company SEC Documents.

(f) The Company maintains “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) in compliance with the Exchange Act.

(g) The Company maintains “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) in compliance with the Exchange Act.

Section 3.06 Absence of Certain Changes or Events. From January 30, 2025 to the date of this Agreement, (a) the Company and its Subsidiaries have conducted their respective businesses in the ordinary course and (b) there has not been any Material Adverse Effect.

Section 3.07 Litigation. As of the date of this Agreement, there are no claims, actions, suits, litigation, arbitration or judicial, administrative or regulatory proceedings or investigations by or before any Governmental Entity (each, a “Legal Proceeding”) pending or, to the Knowledge of the Company, threatened in writing by or against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any present or former officer or director of the Company or any of its Subsidiaries that, if resolved in accordance with plaintiff’s demands, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. There is no Judgment of any Governmental Entity or arbitrator outstanding against, or, to the Knowledge of the Company, investigation, proceeding, notice of violation, order of forfeiture or complaint by any Governmental Entity involving, the Company or any of its Subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 3.08 Contracts.

(a) Section 3.08 of the Company Letter sets forth as of the date of this Agreement a complete and correct list of the following (excluding any Benefit Plan or Benefit Agreement, any Contract to which Parent or any of its Affiliates is a party and purchase orders and statements of work entered into in the ordinary course of business which do not contain any material terms not contained in the underlying Contract):

(i) any “material contract” (as defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC) with respect to the Company and its Subsidiaries, taken as whole, or any Contract that is of the type that would be required to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC under the Exchange Act;

(ii) any Contract that requires by its terms or is reasonably expected to require the payment or delivery of cash or other consideration to the Company or any of its Subsidiaries in an amount having an expected value in excess of $2,500,000 in the fiscal year ending December 31, 2025 or by the Company or any of its Subsidiaries in an amount having an expected value in excess of $2,500,000 in the fiscal year ending December 31, 2025 and, in each case, (A) which cannot be cancelled by the Company or any such Subsidiary without penalty or further payment without more than sixty (60) days’ notice and (B) excluding commercially available off-the-shelf software licenses and Software-as-a-Service offerings, in each case, entered into in the ordinary course of business consistent with past practice;

(iii) any Contract between the Company or any of its Subsidiaries, on the one hand, and any third Person, on the other hand (A) materially limiting the freedom or right of the Company or any of its Subsidiaries (or, following the Closing, Parent or any of its Affiliates) to engage in any line of business or to compete with any other Person in any location or line of business, (B) containing any “most favored nations” terms and conditions (including with respect to pricing) granted by the Company or any of its Subsidiaries, or (C) containing exclusivity obligations or otherwise limiting the freedom or right of the Company or any of its Subsidiaries (or, following the Closing, Parent or any of its Affiliates) to solicit, sell, distribute or manufacture any products or services or any technology or other assets to or for any other Person;

(iv) any Contract pursuant to which the Company or any of its Subsidiaries has been granted from, or grants to, any third party any license, covenant-not-to-assert or other right with respect to Intellectual Property, in each case, where such Contract is material to the business of the Company and its Subsidiaries, taken as a whole, other than (A) off-the-shelf, “shrink wrap” or other licenses for generally commercially available software (including open source software) or hosted or cloud based services, (B) non-exclusive licenses to customers, vendors, distributors, suppliers or resellers of the Company or any of its Subsidiaries entered into in the ordinary course of business, (C) material transfer agreements, clinical trial agreements and nondisclosure agreements entered into in the ordinary course of business, (D) licenses of Intellectual Property rights granted under a Contract to which the license is incidental or (e) customary invention assignment agreements assigning to the Company or any of its Subsidiaries all right, title and interest in and to such material Intellectual Property;

(v) any Contract with any university or other academic institution, research center, international organization or Governmental Entity, other than any sponsored research agreements or clinical trial site agreements entered into in the ordinary course of business;

(vi) any Contract that contains a put, call, right of first refusal or similar right pursuant to which the Company or any of its Subsidiaries could be required to purchase or sell, or offer for purchase or sale, as applicable, any (A) equity interests of any Person or (B) assets (excluding commitments to purchase goods and products and commercially available off-the-shelf software licenses and Software-as-a-Service offerings, in each case, entered into in the ordinary course of business) or businesses for an amount in excess, in the aggregate, of $2,500,000;

(vii) any Contract that by its express terms requires the Company or any of its Subsidiaries, or any successor to, or acquirer of, the Company or any of its Subsidiaries, to make any payment to another Person as a result of a change of control of the Company or such Subsidiary (a “Change of Control Payment”) or gives another Person a right to receive or elect to receive a Change of Control Payment;

(viii) any Contract relating to Indebtedness of the Company and its Subsidiaries in an aggregate principal amount in excess of $500,000 (whether incurred, assumed, guaranteed or secured by any asset);

(ix) any Contract between the Company and any of its Subsidiaries and any third Person constituting or relating to the formation, creation, operation, management or control of a joint venture, collaboration, partnership or similar revenue sharing arrangement;

(x) except for any Contract that is a Permitted Confidentiality Agreement, any Contract between the Company and a third Person (A) relating to the disposition of any assets or business of the Company or any of its Subsidiaries with a fair market value in excess of $2,500,000 or (B) relating to the acquisition of any assets or business of, or ownership interests in, any third Person with a fair market value in excess of $2,500,000, in each case of clause (A) and (B), whether by merger, sale of stock or assets or otherwise, and that contains continuing indemnities or other material obligations or any continuing “earn-out” or other contingent payment obligation on the part of the Company or any of its Subsidiaries;

(xi) any Contract that prohibits the declaration or payment of dividends or distributions in respect of the capital stock of the Company or any of its Subsidiaries, the pledging of the capital stock or other equity interests of the Company and any of its Subsidiaries or the issuance of any guaranty by the Company and any of its Subsidiaries;

(xii) any Contract with (A) a sole-source supplier or (B) any supplier not covered by clause (A) that involved the payment of more than $2,500,000 in the Company’s last fiscal year;

(xiii) any Contract that is a lease, sublease or sub-sublease of any real property; and

(xiv) any Contract with any Affiliate (other than a Subsidiary of the Company), director, executive officer (as such term is defined in the Exchange Act), Person holding 5% or more of the Shares, or, to the knowledge of the Company, any Affiliate (other than the Company) or immediate family member of any of the foregoing.

(b) The Contracts of the Company or any of its Subsidiaries of the type referred to in clauses (i) through (xii) of Section 3.08(a) are collectively referred to in this Agreement as “Material Contracts.” The Company has, subject to applicable Law and redaction of competitively sensitive information, made available to Parent a complete and correct copy of each of the Material Contracts as in effect as of the date of this Agreement or has publicly made available such Material Contract in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC. As of the date of this Agreement, each Material Contract is in full force and effect and is a legal, valid and binding agreement of the Company or such Subsidiary, as the case may be, and, to the Knowledge of the Company, of each other party thereto, enforceable against the Company or such Subsidiary, as the case may be, and, to the Knowledge of the Company, against the other party or parties thereto, in each case, in accordance with its terms, subject to the Bankruptcy Exceptions, except where failure of such Material Contract to be legal, valid, binding or enforceable has not had, and would not reasonably be expected to have, a Material Adverse Effect. Each of the Company and its Subsidiaries has performed or is performing all obligations required to be performed by it under the Material Contracts and is not (with or without notice or lapse of time or both) in breach or default thereunder, and, to the Knowledge of the Company, no other party to any of the Material Contracts is (with or without notice or lapse of time or both) in breach in any material respect or default thereunder, except in each case as has not had, and would not be reasonably expected to have, a Material Adverse Effect.

Section 3.09 Permits; Compliance with Laws. As of the date of this Agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the Company and its Subsidiaries have in effect all certificates, permits, licenses, franchises, approvals, concessions, qualifications, registrations, certifications and similar authorizations from any Governmental Entity (collectively, “Permits”) that are necessary for the Company and its Subsidiaries to own, lease or operate their properties and assets and to carry on their businesses as currently conducted. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries is, and since January 30, 2025 has been, in compliance with all applicable Laws and Judgments. As of the date of this Agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written communication since January 30, 2025, from any Person that alleges that the Company or any of its Subsidiaries is not in compliance with, or is subject to liability under, any Permit, Law or Judgment or relating to the revocation or modification of any Permit, and (b) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any notice that any investigation or review by any Governmental Entity is pending with respect to the Company or any of its Subsidiaries or any of the assets or operations of the Company or any of its Subsidiaries or that any such investigation or review is contemplated.

Section 3.10 Environmental Matters.

(a) The Company and its Subsidiaries are, and since January 30, 2025, have been in compliance with applicable federal, state, local or foreign Law relating to pollution or protection of human health, worker health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any law or regulation relating to emissions, discharges, Releases or threatened Releases of Hazardous Substances, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Substances (“Environmental Law”), which compliance includes obtaining, maintaining and complying with any required permits and authorizations required under Environmental Laws for the operation of their business, except as would not be, individually or in the aggregate, material to the Company taken as a whole. As of the date of this Agreement, there is no Law relating to or arising under any Environmental Law that is pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or in respect of any Leased Real Property, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) Since January 30, 2025 through the date of this Agreement, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received any written notice, report or other information of or entered into any legally binding agreement, order, settlement, judgment, injunction or decree involving uncompleted, outstanding or unresolved material violations, liabilities or requirements on the part of the Company or any of its Subsidiaries. To the knowledge of the Company, (i) no Person has been exposed to any Hazardous Substances at a property or facility of the Company at levels in excess of applicable permissible exposure levels; and (ii) there are and since January 30, 2025 have been no Hazardous Substances present or Releases on, at, under or from any property or facility, including the Leased Real Property, in a manner and concentration that would reasonably be expected to result in any material claim against or material liability of the Company under any Environmental Law. Neither the Company nor any of its Subsidiaries has assumed, undertaken, or otherwise become subject to any material liability of another Person relating to Environmental Laws. The representations and warranties set forth in this Section 3.10 are the Company’s sole and exclusive representations relating to environmental matters of any kind.

(c) For purposes of this Agreement:

(i) “Hazardous Substance” means any waste, material, or substance that is listed, regulated or defined under any Environmental Law and includes any pollutant, chemical substance, hazardous substance, hazardous waste, special waste, solid waste, asbestos, mold, radioactive material, polychlorinated biphenyls, petroleum or petroleum-derived substance or waste; and

(ii) “Release” means any presence, emission, spill, seepage, leak, escape, leaching, discharge, injection, pumping, pouring, emptying, dumping, disposal, migration, or release of Hazardous Substance from any source into or upon the environment, including the air, soil, improvements, surface water, groundwater, the sewer, septic system, storm drain, publicly owned treatment works, or waste treatment, storage, or disposal systems.

Section 3.11 Labor Relations. Neither the Company nor any of its Subsidiaries is a party to, bound by (or otherwise subject to) or in the process of negotiating any collective bargaining agreement, labor union contract, trade union agreement and other works council agreement. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, since January 30, 2025 and through the date of this Agreement, neither the Company nor any of its Subsidiaries has encountered any labor union organizing activity, or had any actual or, to the Knowledge of the Company, threatened employee strikes, work stoppages, slowdowns or lockouts and, to the Knowledge of the Company, no labor union organizing activity, strike, work stoppage, slowdown or lockout is threatened. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each of the Company and its Subsidiaries is, and since January 30, 2025 has been, in compliance with all applicable Laws and Judgments relating to labor relations, employment and employment practices, terms and conditions of employment, payment of wages, classification of employees, immigration, visa, work status, human rights, pay equity and workers’ compensation, and is not, and since January 30, 2025 has not, engaged in any unfair labor practice. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any unfair labor practice charge or complaint against the Company or any of its Subsidiaries that is pending or, to the Knowledge of the Company, threatened in writing, in each case before the National Labor Relations Board or any comparable Governmental Entity.

Section 3.12 Employee Benefits Matters.

(a) Section 3.12(a) of the Company Letter sets forth a complete and correct list of all material Benefit Plans and material Benefit Agreements that, in each case, are in effect as of the date of this Agreement. The Company has delivered or made available to Parent complete and correct copies of the following with respect to each material Benefit Plan and each material Benefit Agreement, to the extent applicable: (i) such Benefit Plan and Benefit Agreement (or, in the case of any unwritten Benefit Plans or Benefit Agreements, written descriptions thereof), including any amendments thereto; (ii) the most recent summary plan description (if any), and any summary of material modifications; and (iii) each trust agreement and group annuity or insurance Contract and other funding or payment documents. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (A) each Benefit Plan and Benefit Agreement has been administered, funded and, to the extent applicable, the assets of such Benefit Plan or Benefit Agreement have been invested in accordance with its terms and (B) the Company and its Subsidiaries and each Benefit Plan and Benefit Agreement are in compliance with applicable Law, including the Employee Retirement Income Security Act of 1974 (“ERISA”) and the Code.

(b) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, each Benefit Plan required to have been approved by any non-United States Governmental Entity has been so approved or timely submitted for approval, no such approval has been revoked (nor, as of the date of this Agreement, has revocation been threatened).

(c) Neither the Company nor any Commonly Controlled Entity has sponsored, maintained, contributed to or been obligated to sponsor, maintain or contribute to, or has any actual or contingent liability under, any Benefit Plan that is (i) a “defined benefit plan” (as defined in Section 3(35) of ERISA), (ii) a “multiemployer plan” (within the meaning of Section 4001(a)(3) of ERISA), (iii) subject to Section 302 or Title IV of ERISA or Section 412 of the Code or (iv) a “multiple employer plan” (within the meaning of Section 413 of the Code or that has been subject to Section 4063 or 4064 of ERISA), and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any Commonly Controlled Entity could incur any liability with respect to any such plan (under Title IV of ERISA or otherwise).

(d) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, no Benefit Plan or Benefit Agreement that provides welfare benefits, whether or not subject to ERISA, provides benefits, and there are no understandings, written or oral, with respect to the provision of welfare benefits, after termination of employment, except where the cost thereof is borne entirely by the former employee (or his or her eligible dependents or beneficiaries) or as required by Section 4980B(f) of the Code or any similar state statute or foreign Law.

(e) Section 3.12(e) of the Company Letter sets forth, as of the date of this Agreement, a complete and correct list of each Benefit Plan and each Benefit Agreement pursuant to which any Company Personnel could become entitled to (i) any material severance, change in control or retention compensation or benefits, (ii) any material additional compensation, severance or other benefits or (iii) any acceleration of the time of payment or vesting of any compensation, severance or other benefits, in each case, as a result of the Merger and the other Transactions (alone or in combination with any other event, including any termination of employment on or following the Closing). The execution and delivery of this Agreement, the consummation of the Merger and the other Transactions (alone or in combination with any other event, including any termination of employment on or following the Closing) and compliance by the Company with the provisions of this Agreement do not and will not (A) trigger any funding (through a grantor trust or otherwise) of, or materially increase the cost of, or give rise to any other material obligation under, any Benefit Plan or Benefit Agreement or (B) trigger the forgiveness of material indebtedness owed by any Company Personnel to the Company or any of its Affiliates.

(f) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, neither the Company nor any of its Subsidiaries has received notice of any, and, to the Knowledge of the Company, there are no, pending investigations by any Governmental Entity with respect to, or pending termination proceedings or other claims (except claims for benefits payable in the normal operation of the Benefit Plans and Benefit Agreements), suits or proceedings against or involving or asserting any rights or claims to benefits under, any Benefit Plan or Benefit Agreement.

(g) No amount, economic benefit or other entitlement that could be received (whether in cash or property or the vesting of property) as a result of the Merger and the other Transactions (alone or in combination with any other event, including any termination of employment on or following the Closing) by any Person who is a “disqualified individual” (as such term is defined in Treasury Regulation Section 1.280G-1) with respect to the Company would be characterized as an “excess parachute payment” (as such term is defined in Section 280G(b)(1) of the Code).

(h) Each Stock Option was granted with an exercise price per share equal to or greater than the fair market value of a share of Company Common Stock on the effective date of such grant (as determined under Section 409A of the Code) and is otherwise exempt from Section 409A of the Code.

Section 3.13 Taxes. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(a) Each of the Company and its Subsidiaries has timely filed (taking into account all extensions) all Tax Returns required to be filed in the manner prescribed by applicable Law. All such Tax Returns are true, complete and correct in all respects. Each of the Company and its Subsidiaries has timely paid all Taxes due from it or them with respect to the Taxable periods covered by such Tax Returns and all other Taxes due for which the Company or any of its Subsidiaries is liable, and the most recent financial statements contained in the Filed SEC Documents reflect an adequate reserve in accordance with GAAP for potential amounts of all Taxes payable by the Company and its Subsidiaries for all Taxable periods and portions thereof through the date of such financial statements.

(b) No Tax Return of the Company or any of its Subsidiaries is under audit or examination by any Taxing Authority which audit or examination has not been closed, and no written notice of such an audit or examination has been received by the Company or any of its Subsidiaries which audit or examination has not been closed. Each deficiency resulting from any audit or examination relating to Taxes by any Taxing Authority has been timely paid and there is no deficiency, refund litigation, proposed adjustment or matter in controversy with respect to any taxes due and owing by the Company or any of its Subsidiaries. No written claim has been made by a Governmental Entity that the Company or any of its Subsidiaries is or may be subject to Taxation in, or required to file Tax Returns in, a jurisdiction in which it does not currently file Tax Returns.

(c) There is no currently effective agreement or other document waiving any statute of limitations with respect to Taxes or extending the period of assessment or collection of any Taxes other than automatic extensions of the time in which to file a Tax Return obtained in the ordinary course of business, no request for any such waiver or extension has been made that remains currently pending, and no power of attorney with respect to any taxes has been filed with any Taxing Authority by or on behalf of the Company or any of its Subsidiaries that is still in effect. Neither the Company nor any of its Subsidiaries has received, or requested, any ruling or determination from any Taxing Authority which is currently in effect.

(d) No Liens for Taxes exist with respect to any assets or properties of the Company or any of its Subsidiaries, except for Permitted Liens.

(e) Neither the Company nor any of its Subsidiaries (i) is a party to, bound by or currently has any liability under any Tax sharing agreement, Tax indemnity agreement or similar agreement, arrangement or practice with respect to Taxes (including any “closing agreement” pursuant to Section 7121 of the Code (or similar provision of state, local, or foreign Law), or other agreement relating to Taxes with any Taxing authority) (other than any customary Tax indemnification provisions in ordinary course commercial agreements that are not primarily related to Taxes or any such agreement or arrangement solely between the Company and/or any of its Subsidiaries) or (ii) has any liability for the Taxes of any Person (other than the Company or its Subsidiaries) pursuant to Treasury Regulations Section 1.1502-6 (or similar provision of state, local, or foreign Tax Law) or as a transferee or successor, by contract or otherwise by operation of Law.

(f) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, Taxable income for any Taxable period (or portion thereof) ending after the Effective Time as a result of (i) the installment method of accounting, the completed contract method of accounting, the long-term contract method of accounting, the cash method of accounting or Section 481 of the Code, or any comparable provision of any Tax Law, (ii) prepaid amounts or deferred revenue received on or prior to the Effective Time, (iii) any open transaction disposition entered into prior to the Effective Time or (iv) any “closing agreement” as described in Section 7121 of the Code or similar provision of state, local, or foreign Law executed on or prior to the Effective Time. Neither the Company nor any of its Subsidiaries has made an election under Section 965(h) of the Code.

(g) Each of the Company and its Subsidiaries has complied in all respects with all applicable Laws relating to the collection, payment and withholding of Taxes and has, within the time and the manner prescribed by Law, collected, documented, withheld from and paid over to the proper Taxing authorities all amounts required to be so collected, documented, withheld and paid under applicable Laws.

(h) Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” (within the meaning of Section 355(a)(1)(A) of the Code) in any distribution of stock qualifying or intended to qualify for Tax-free treatment under Section 355 of the Code within the two (2)-year period ending on the date of this Agreement.

(i) Neither the Company nor any of its Subsidiaries has ever participated in any “listed transaction,” as defined in Treasury Regulation Section 1.6011-4(b)(2) or similar provision of state, local, or foreign Law.

Section 3.14 Properties.

(a) The Company and its Subsidiaries do not own any real property. Neither the Company nor any of its Subsidiaries is a party to any option or other agreement for the purchase or lease of any real property or interest therein.

(b) Section 3.14(b) of the Company Letter sets forth a complete and accurate list in all material respects of all real property currently leased, subleased or licensed by or from the Company or any of its Subsidiaries or otherwise used or occupied by the Company or any of its Subsidiaries. The Company and its Subsidiaries hold valid and existing leasehold interests in the real property that is leased or subleased by the Company or any of its Subsidiaries from another Person (the “Leased Real Property” and each lease, sublease or other agreement relating to such Leased Real Property, a “Lease”), free and clear of all Liens other than Permitted Liens, in each case, except as is not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Since January 30, 2025, neither the Company nor any of its Subsidiaries has received any written notice regarding any material violation or breach or default under any lease related to the Leased Real Property that has not since been cured.

Section 3.15 Intellectual Property; Data Privacy.

(a) Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) Section 3.15(a)(i) of the Company Letter contains a complete and accurate list of all material Company Intellectual Property that constitutes Registrable IP, and indicates whether each such item of Company Intellectual Property is (A) owned exclusively by the Company or any of its Subsidiaries or (B) owned jointly by the Company or any of its Subsidiaries, on the one hand, and one or more third parties, on the other hand. For each such item of the Company Intellectual Property that is owned, but not owned exclusively by the Company or any of its Subsidiaries, Section 3.15(a)(i) of the Company Letter also identifies the third-party co-owner(s) thereof. To the Knowledge of the Company, except as set forth on Section 3.15(a)(i) of the Company Letter, the Company and its Subsidiaries exclusively own all rights, title and interest in and to all Owned Intellectual Property free and clear of any Liens (other than Permitted Liens) and are licensed or otherwise have the right to use all other Intellectual Property used in or necessary for the conduct of the Company’s and its Subsidiaries’ business as currently conducted; provided, however, the foregoing shall not be construed as a representation or warranty with respect to infringement, misappropriation or other violation of the Intellectual Property of any Person. The Patents included in the Company Intellectual Property that constitutes Registrable IP are subsisting and, to the Knowledge of the Company, valid and enforceable.

(ii) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries has, since January 30, 2025, infringed upon or otherwise violated, or is infringing upon or otherwise violating, the Intellectual Property rights of any Person.

(iii) There is no suit, claim, action, investigation or proceeding pending or threatened in writing against the Company or any of its Subsidiaries with respect to, and, since January 30, 2025 neither the Company nor any of its Subsidiaries has been notified in writing of (A) any alleged infringement or other violation by the Company or any of its Subsidiaries of the Intellectual Property rights of any Person or (B) any allegation that any material issued Patents included in the Company Intellectual Property are invalid or unenforceable (other than in the ordinary course of prosecution at any Patent office).

(iv) To the Knowledge of the Company, no Person is infringing upon or otherwise violating any Company Intellectual Property.

(v) The Company and its Subsidiaries have taken commercially reasonable measures to maintain the confidentiality of material Trade Secrets included in the Company Intellectual Property. To the Knowledge of the Company, such Trade Secrets included in the Company Intellectual Property have not been disclosed to any Person except pursuant to written non-disclosure agreements or professional confidentiality obligations or as required by applicable Law.

(vi) The Company and each of its Subsidiaries have used commercially reasonable efforts to diligently prosecute all Patent applications it has filed or for which it otherwise controls prosecution. All issuance, renewal, maintenance and other payments and all documents or other materials required to be paid or filed with the applicable Intellectual Property office or register with respect to any material Patents or Patent applications included in the Company Intellectual Property for which the Company or any of its Subsidiaries has the obligation to pay have been timely paid in full or filed in a timely manner, as applicable. To the Knowledge of the Company, the Company and each of its Subsidiaries have complied with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of such Patents and, to the extent applicable, such Patent applications.

(vii) To the Knowledge of the Company and its Subsidiaries have obtained from all current or former employees, or consultants who have created or developed (or are creating or developing) material Intellectual Property for or on behalf of the Company and its Subsidiaries, written, valid and enforceable non-disclosure and assignment-of-rights agreements for the benefit of the Company and its Subsidiaries pursuant to which each such party assigns to the Company or one of its Subsidiaries all Intellectual Property rights in work product created by such party in connection with such party’s employment or engagement with the Company or any of its Subsidiaries.

(viii) To the Knowledge of the Company, no government funding and no facilities or other resources of any university, college, other educational institution or research center were used in the development of any material Company Intellectual Property that have resulted in such government, university, college, or other educational institution or research center having any ownership or license rights with respect to material Company Intellectual Property.

(ix) To the Knowledge of the Company, the Company and its Subsidiaries have not, since January 30, 2025, experienced any unauthorized access to or other breach of security with respect to the information technology systems owned or controlled by the Company and its Subsidiaries (the “IT Systems”), that would require the Company or its Subsidiaries to notify impacted customers, employees, users, or any other Persons that their Personal Data has been breached or exfiltrated under any applicable Privacy Laws. To the Knowledge of the Company, the IT Systems are free from bugs and other defects and do not contain any “virus,” “worm,” “spyware,” “ransomware” or other malicious software. The Company and its Subsidiaries have in place commercially reasonable security measures designed to protect the IT Systems. The Company and its Subsidiaries take commercially reasonable measures designed to (i) and monitor the confidentiality, integrity, and security of the IT Systems, and to (ii) correct any material problems that are identified.

(x) Since January 30, 2025, (A) the Company and its Subsidiaries have complied with (x) all applicable Laws relating to the collection, use, and processing of Personal Data (the “Privacy Laws”); (y) their own respective public privacy policies relating to the collection, storage, use, disclosure and transfer of any Personal Data collected by the Company or any of its Subsidiaries; and (z) all Contracts governing the use and disclosure of Personal Data to which the Company or any of its Subsidiaries is a party and (B) to the Knowledge of the Company, neither the Company nor any of its Subsidiaries has received any written complaint, action or investigation regarding their collection, use or disclosure of Personal Data that is pending or unresolved.

(b) To the knowledge of the Company, the research and development budget in Section 3.15(b) of the Company Letter (the “R&D Budget”) discloses on a substantially accurate basis, as of the date hereof, the budgeted amount of research and development expenditures by or on behalf of the Company covering the period beginning as of the date hereof and ending on October 28, 2025.

(c) Notwithstanding anything to the contrary set forth herein, Section 3.08(a)(iv), Section 3.08(b) and this Section 3.15 contains all of the representations and warranties provided by the Company with respect to matters related to Intellectual Property, Personal Data and IT Systems.

Section 3.16 Insurance. The Company has delivered or made available to Parent an accurate and complete copy of all material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of the Company and its Subsidiaries. The Company and its Subsidiaries maintain insurance coverage in such amounts and covering such risks as are in accordance in all material respects with normal industry practice for companies of similar size and stage of development. To the knowledge of the Company, all such insurance policies held by the Company are in full force and effect, are valid and enforceable, no notice of cancellation or material modification has been received (other than a notice in connection with ordinary renewals), and there is no existing material default or event which, with the giving of notice or lapse of time or both, would constitute a material default, by any insured thereunder. As of the date of this Agreement, (i) there is no claim made against the Company or to the knowledge of the Company no event has occurred that could reasonably give rise to an insurance claim; and (ii) there is no claim pending under any of the Company’s insurance policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies, except, in each case, as would not be, or would not reasonably be expected to be, individually or in the aggregate, material to the Company taken as a whole.

Section 3.17 Anti-Corruption; Economic Sanctions and General Regulatory Matters.

(a) Neither the Company nor any of its Subsidiaries nor any of the Company’s or any of its Subsidiaries’ respective directors and officers has, and to the Knowledge of the Company, nor has any other Company Representative (acting in the capacity of a Company Representative), since January 30, 2025, (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or (iii) accepted any unlawful payments, or (iv) violated any provision of any Anti-Corruption Laws or any rules or regulations promulgated thereunder, anti-money laundering laws or any rules or regulations promulgated thereunder or any applicable Law of similar effect, or has been (B) (i) a Sanctions Target, (ii) organized, resident or located in a Sanctioned Jurisdiction, (iii) engaging in any dealings or transactions with or for the benefit of any Sanctions Target or in any Sanctioned Jurisdiction, (iv) engaging in any export, reexport, transfer or provision of any goods, software, technology, data or service without, or exceeding the scope of, any required or applicable licenses or authorizations under all applicable Ex-Im Laws, or (v) otherwise in violation of applicable Economic Sanctions, Ex-Im Laws, or the anti-boycott Laws administered by the U.S. Department of Commerce and the IRS (collectively, “Trade Control Laws”).

(b) Since January 30, 2025, neither the Company nor any of its Subsidiaries has received any notice, communication, inquiry, or internal or external allegation from a Governmental Entity or any other Person or made any voluntary or involuntary disclosure; or conducted any internal investigation or audit concerning any actual or potential violation or wrongdoing related to Anti-Corruption Laws or Trade Control Laws.

(c) For purposes of this Agreement:

(i) “Anti-Corruption Laws” means any Law for the prevention or punishment of public or commercial corruption and bribery, including the U.S. Foreign Corrupt Practices Act, U.K. Bribery Act 2010 and any applicable anti-corruption or anti-bribery Law of any other jurisdiction.

(ii) “Economic Sanctions” means all U.S. and non-U.S. Laws relating to economic or trade sanctions, including the Laws administered or enforced by the United States (including by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union and any member state thereof, His Majesty’s Treasury of the UK, or other relevant sanctions authority.

(iii) “Ex-Im Laws” shall mean all U.S. and non-U.S. Laws relating to export, reexport, transfer, and import controls, including the Export Administration Regulations, the International Traffic in Arms Regulations, the customs and import Laws administered by U.S. Customs and Border Protection, and the EU Dual Use Regulation.

(iv) “Sanctions Target” means: (A) any country, territory or government that is or has been in the last five years the subject or target of Economic Sanctions (including Cuba, Iran, North Korea, Syria, Venezuela and the Crimea, the so-called “Donetsk People’s Republic,” and the so-called “Luhansk People’s Republic” regions of Ukraine) (each a “Sanctioned Jurisdiction”); or (B) a Person that is designated on any list of sanctioned parties maintained by the United States, the United Nations, or the European Union, including the list of Specially Designated Nationals and Blocked Persons maintained by OFAC.

Section 3.18 Health Regulatory Matters. Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(i) The Company and each of its Subsidiaries are, and at all times since January 30, 2025 have been, in compliance with all applicable Healthcare Laws. Since January 30, 2025, neither the Company nor any of its Subsidiaries has received written notice of any material pending or threatened suit, Legal Proceeding, hearing, audit, inspection, investigation, arbitration or other action by the U.S. Food and Drug Administration (the “FDA”) or any comparable Company Regulatory Authority against the Company or any of its Subsidiaries alleging material non-compliance with any applicable Healthcare Laws.

(ii) Since January 30, 2025, all material applications, reports, documents, claims, submissions, and notices that the Company or any of its Subsidiaries was required to be file, maintain, or furnish to the FDA or any comparable Company Regulatory Authority, including adverse event reports, have been so filed, maintained or furnished. All such material applications, reports, documents, claims, submissions, and notices were in compliance with applicable Healthcare Laws when filed.

(iii) Since January 30, 2025, neither the Company nor any of its Subsidiaries has received any written notification or other correspondence from the FDA or other Company Regulatory Authority alleging or asserting material noncompliance with any applicable Healthcare Laws or Company Regulatory Permits, including FDA Form 483.

(iv) Since January 30, 2025, any and all preclinical studies and clinical trials, and other studies and tests, being conducted by or sponsored by the Company or any of its Subsidiaries have been and are being conducted in material compliance with all applicable study protocols and Healthcare Laws, rules and regulations, including the applicable requirements of Good Laboratory Practices or Good Clinical Practices. Since January 1, 2023, no clinical studies conducted by or sponsored by the Company or any of its Subsidiaries have been placed on clinical hold or terminated or suspended prior to completion. Since January 30, 2025, neither the Company nor any of its Subsidiaries has received any notice, correspondence or other communication from the FDA or any other Company Regulatory Authority alleging a lack of material compliance with any Healthcare Laws or requiring the termination, suspension or material modification of any ongoing clinical studies conducted by or on behalf of the Company or any of its Subsidiaries. For the purposes of this Agreement, (i) “Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 11, 50, 54, 56 and 312, the International Council for Harmonization’s (“ICH”) Guideline for Good

Clinical Practice, and any similar state, local or foreign Laws, as applicable, and (ii) “Good Laboratory Practices” means applicable FDA regulations for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58, the United States Animal Welfare Act, the ICH Guideline on Nonclinical Safety Studies for the Conduct of Human Clinical Trials for Pharmaceuticals, the ICH Guideline on Safety Pharmacology Studies for Human Pharmaceuticals, and any similar state, local or foreign Laws, as applicable.

(v) To the Knowledge of the Company, neither the Company nor any of its Subsidiaries have (i) made an untrue statement of a material fact or fraudulent statement to the FDA or any comparable Company Regulatory Authority, (ii) failed to disclose a material fact required to be disclosed to the FDA or (iii) committed any other act, made any statement or failed to make any statement, that (in any such case) is prohibited by the FDA’s policy with respect to “Fraud, Untrue Statements of Material Facts, Bribery, and Illegal Gratuities” set forth in 56 Fed. Reg. 46191 (September 10, 1991) and any amendments thereto. Neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any of its officers, employees, or agents have been (i) debarred under 21 U.S.C. Section 335a or any similar Law or (ii) excluded under 42 U.S.C. Section 1320a-7 or any similar Law.

(vi) Neither the Company nor any of its Subsidiaries is a party to any corporate integrity agreements, monitoring agreements, consent decrees, settlement Orders or similar agreements with or imposed by the FDA or any comparable Company Regulatory Authority.

(vii) The Company has implemented a compliance program that conforms to applicable Healthcare Laws and industry standards.

Section 3.19 State Takeover Statutes. The approval of the Merger and the Voting Agreement by the Company Board constitute the only action necessary to render inapplicable to this Agreement, the Voting Agreement, the Merger, the other Transactions, and performance by the Company of its obligations under this Agreement, the restrictions on transactions with an “interested stockholder” of the Company within the meaning of Section 203 of the DGCL, to the extent, if any, such restrictions would otherwise be applicable to this Agreement, the Voting Agreement, the Merger, the other Transactions or performance by the Company of its obligations under this Agreement.

Section 3.20 Voting Requirements. The affirmative vote in favor of the adoption of this Agreement at the Stockholders Meeting (or any adjournment or postponement thereof) of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote thereon (the “Stockholder Approval”) is the only vote of the holders of any class or series of the Company’s capital stock necessary (under applicable Law, the Company Charter, the Company Bylaws or otherwise) to approve or adopt this Agreement or to consummate the Merger and the other Transactions, including the Share Issuance.

Section 3.21 Brokers. No broker, investment banker, financial advisor or other Person, other than Goldman Sachs & Co. LLC, Guggenheim Securities, LLC and BofA Securities, Inc., the fees and expenses of which will be paid by the Company or one or more of its Subsidiaries, is entitled to any broker’s, finder’s or financial advisor’s or similar fee or commission in connection with the Merger and the other Transactions, based upon arrangements made by or on behalf of the Company or any of its Subsidiaries. The Company has made available to Parent complete and correct copies of all agreements under which such fees or commissions are payable.

Section 3.22 Opinion of Financial Advisor. The Company Board has received the opinions of Goldman Sachs & Co. LLC and Guggenheim Securities, LLC to the effect that, as of the date of such opinions, and based upon and subject to the factors, limitations qualifications and other matters set forth therein, (a) the Subscription Consideration to be received by the Company pursuant to this Agreement is fair, from a financial point of view, to the Company and (b) the Merger Consideration to be received by the Company Stockholders pursuant to this Agreement is fair, from a financial point of view, to such stockholders, a copy of which opinions will be made available to Parent for informational purposes only promptly following the date of this Agreement and solely for informational purposes (it being agreed that such opinions may not be relied upon by Parent or Sub).

Section 3.23 No Other Representations and Warranties. Except for the representations and warranties set forth in this Article III, neither the Company nor any other Person makes, and the Company, on behalf of itself and each such other Person, hereby expressly disclaims, any express or implied representation or warranty of any kind with respect to the Company or any of its Affiliates. None of Parent, Sub, Investor Sub or any of their respective Affiliates has relied on and none are relying on any representations or warranties from the Company or any of its Subsidiaries or any other Person in determining to enter into this Agreement, except for the representations and warranties set forth in this Article III and, subject to and without limiting any rights under this Agreement with respect to the representations and warranties expressly made by the Company in this Article III, neither the Company nor any other Person shall be subject to any liability to Parent, Sub, Investor Sub or any other Person resulting from the Company’s making available to Parent or Parent’s use of such information, including any information, documents or material made available to Parent in the due diligence materials provided to Parent, including in the “data room,” other management presentations (formal or informal) or in any other form in connection with the Transactions.

ARTICLE IV

Representations and Warranties of Parent, Sub and Investor Sub

Each of Parent, Sub and Investor Sub represents and warrants to the Company as follows:

Section 4.01 Organization. Each of Parent, Sub and Investor Sub is duly organized, validly existing and in good standing under the Laws of (a) in the case of Parent, Denmark, and (b) in the case of Sub and Investor Sub, Delaware. Each of Parent, Sub and Investor Sub has all requisite corporate power and authority to carry on its business as currently conducted.

Section 4.02 Authority; Noncontravention.

(a) Each of Parent, Sub and the Investor Sub has the requisite organizational power and authority to execute and deliver this Agreement, to consummate the Merger and the other Transactions, and to perform its obligations under this Agreement, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the sole stockholder of Sub. The execution and delivery of this Agreement by Parent, Sub, and the Investor Sub, the consummation by Parent, Sub and the Investor Sub of the Merger and the other Transactions, and the performance by Parent, Sub and the Investor Sub of their respective obligations under this Agreement have been duly authorized by all necessary organizational action on the part of Parent, Sub and the Investor Sub, and no other organizational proceedings on the part of Parent, Sub or the Investor Sub are necessary to authorize this Agreement, to perform their respective obligations under this Agreement or to consummate the Merger and the other Transactions, subject, in the case of the consummation of the Merger, to the adoption of this Agreement by the sole stockholder of Sub. This Agreement has been duly executed and delivered by Parent, Sub and the Investor Sub, as applicable, and, assuming the due execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of Parent, Sub and the Investor Sub, as applicable, enforceable against Parent, Sub and the Investor Sub, as applicable, in accordance with its terms, subject to the Bankruptcy Exceptions.

(b) The execution and delivery of this Agreement, the consummation of the Merger and the other Transactions and performance by Parent, Sub and the Investor Sub of their obligations under this Agreement do not (i) conflict with or violate the certificate of incorporation or bylaws (or similar organizational documents) of Parent, Sub or the Investor Sub, (ii) conflict with or result in any violation or breach of, or default (with or without notice or lapse of time or both) under, or give rise to a right of, or result in, termination, cancelation or acceleration of, any obligation or to a loss of a material benefit under, or result in the creation of any Lien in or upon any of the properties or assets of Parent, Sub or the Investor Sub under, or give rise to any increased, additional, accelerated or guaranteed rights or entitlements under, any provision of any Contract or Permit to or by which Parent, Sub or the Investor Sub is a party or bound or to or by which their respective properties or assets are subject or bound or otherwise under which Parent, Sub or the Investor Sub has rights or benefits or (iii) subject to the governmental filings and other matters referred to in the following clause (c), any Law (assuming receipt of the Stockholder Approval and the adoption of this Agreement by the sole stockholder of Sub) or Judgment, in each case, applicable to Parent, Sub or the Investor Sub or their respective properties or assets, other than, in the case of clauses (ii) and (iii) above, any such conflicts, violations, breaches, defaults, terminations, cancelations, accelerations, losses, Liens, rights or entitlements that, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

(c) No consent, approval, Order or authorization of, registration, declaration or filing with, or notice to, any Governmental Entity is required by or with respect to Parent, Sub or the Investor Sub in connection with the execution and delivery of this Agreement by Parent, Sub and the Investor Sub, the consummation by Parent, Sub and the Investor Sub of the Merger and the other Transactions, or the performance by Parent, Sub and the Investor Sub of their respective obligations under this Agreement, except for (A) the filing of a premerger notification and report form under the HSR Act and the filings and receipt, termination or expiration, as applicable, of such other approvals or waiting periods required under any other applicable Antitrust Law, (B) the filing with the SEC of any filings or reports that may be required in connection with this Agreement and the Merger and the other Transactions under the Exchange Act or state securities Laws or “blue sky” Laws, (C) the filing of the Certificate of Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other jurisdictions in which the Company or any of its Subsidiaries is qualified to do business, (D) any filings required under the rules and regulations of the NASDAQ and (E) such other consents, approvals, Orders, authorizations, registrations, declarations, filings and notices, the failure of which to be obtained or made, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

Section 4.03 Interim Operations of Sub. Sub was formed solely for the purpose of engaging in the Merger and the other Transactions, and has engaged in no business other than in connection with the Merger and the other Transactions.

Section 4.04 Sufficient Funds. Parent, Sub and Investor Sub have, as of the date of this Agreement, and Parent, Sub and Investor Sub will have available to them, at the Effective Time, sufficient funds to perform all of their respective obligations under this Agreement to consummate the Merger and the other Transactions, including payment in full of the aggregate Subscription Consideration and the amounts payable to the holders of Stock Options and Restricted Stock Awards and to pay all associated fees, costs and expenses. On each “Milestone Payment Date” (as defined in the CVR Agreement), Investor Sub will have sufficient funds to satisfy Investor Sub’s cash payment obligations under the CVR Agreement, including payment of the applicable “Milestone Payment Amount” (as defined in the CVR Agreement).

Section 4.05 Termination of Pfizer Agreement. Substantially concurrently with the execution and delivery of this Agreement, the Pfizer Termination Fee was paid by Parent, on behalf of the Company, to Pfizer by wire transfer of immediately available funds.

Section 4.06 Investment in Issued Shares.

(a) Each of Parent and the Investor Sub has (i) conducted its own investigation of the Company and the outstanding securities of the Company, (ii) had access to, and an adequate opportunity to review, financial and other information as Parent and the Investor Sub deem necessary to make its decision to purchase the Issued Shares, (iii) been offered the opportunity to ask questions of the Company and received answers thereto, as it deemed necessary in connection with its decision to purchase the Issued Shares and (iv) made its own assessment and has satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Issued Shares. Each of Parent and the Investor Sub is able to fend for itself in the transactions contemplated herein. Parent and the Investor Sub have had such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Issued Shares, have the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment.

(b) Each of Parent and the Investor Sub (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or (ii) an “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act).

(c) Neither Parent nor the Investor Sub is purchasing the Issued Shares with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any state thereof. The Issued Shares to be received by the Investor Sub hereunder will be acquired for the Investor Sub’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act or other securities laws of the United States or any state thereof.

(d) Both Parent and the Investor Sub are aware that the offer and sale to the Investor Sub of the Issued Shares is being made in reliance on a private placement exemption from registration under the Securities Act and the Investor Sub is acquiring the Issued Shares for the Investor Sub’s own account or for an account over which the Investor Sub exercises sole discretion for another qualified institutional buyer or accredited Investor Sub. Each of Parent and the Investor Sub acknowledges and agrees that the offer and sale of the Issued Shares have not been registered under the Securities Act or any other applicable securities laws, are being offered for sale in a transaction not requiring registration under the Securities Act, and unless so registered, the Issued Shares may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act and any other applicable securities laws, pursuant to any exemption therefrom or in a transaction not subject thereto. Each of Parent and the Investor Sub acknowledges and agrees that any certificates or book entries representing the Issued Shares shall contain a restrictive legend to such effect. Each of Parent and the Investor Sub acknowledges and agrees that the Issued Shares will be subject to these securities law transfer restrictions and, as a result of these transfer restrictions, the Investor Sub may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Issued Shares and may be required to bear the financial risk of an investment in the Issued Shares for an indefinite period of time.

(e) Each of Parent and the Investor Sub acknowledges and agrees that Parent and the Investor Sub have received or have had access to such information as Parent and the Investor Sub deem necessary in order to make an investment decision with respect to the Issued Shares, including, with respect to the Company, its other securities and the business of the Company and its subsidiaries. Each of Parent and the Investor Sub acknowledges that it has consulted with its own legal, accounting, financial, regulatory, and tax advisors, to the extent deemed appropriate. Without limiting the generality of the foregoing, each of Parent and the Investor Sub acknowledges that it has had the opportunity to review the Company’s filings with the SEC. Each of Parent and the Investor Sub acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Issued Shares, including those set forth in the Company’s filings with the SEC. Each of Parent and the Investor Sub acknowledges that Parent and the Investor Sub shall be responsible for any of Parent’s and the Investor Sub’s tax liabilities that may arise as a result of the transactions contemplated by this Agreement, and that neither the Company nor the Company’s advisors or other representatives have provided any tax advice or any other representation or guarantee regarding the tax consequences of the transactions contemplated by this Agreement.

(f) Parent and the Investor Sub became aware of the offering of the Issued Shares solely by means of direct contact between Parent and the Investor Sub and the Company or a representative of the Company, and the Issued Shares were offered to Parent and the Investor Sub solely by direct contact between the Investor Sub and the Company or a representative of the Company. Parent and the Investor Sub did not become aware of this offering of the Issued Shares, nor were the Issued Shares offered to Parent and the Investor Sub, by any other means. Each of Parent and the Investor Sub acknowledges that the Issued Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Each of Parent and the Investor Sub acknowledges that Parent and the Investor Sub have relied solely upon independent investigation made by Parent and the Investor Sub and that they are not relying upon, and have not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company or any of its affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing), other than the Company SEC Documents and the representations and warranties of the Company expressly contained in Article III, in making its investment or decision to invest in the Company and the Issued Shares.

(g) Neither Parent nor the Investor Sub nor any of their respective officers, directors, managers, managing members, general partners, subsidiaries, affiliates, or, to Parent or the Investor Sub’s knowledge, Parent or the Investor Sub’s agents or representatives acting on their behalf in connection with this Agreement are: (i) a person named on the Specially Designated Nationals and Blocked Persons List, the Foreign Sanctions Evaders List, the Sectoral Sanctions Identification List, or any other similar list of sanctioned persons administered by OFAC, or any similar list of sanctioned persons administered by the European Union, any individual European Union member state or the United Kingdom; (ii) directly or indirectly fifty percent (50%) or more owned or controlled by, or acting on behalf of, one or more persons on a Sanctions List; (iii) organized, incorporated, established, located, resident in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Zaporizhzhia and Kherson Regions of Ukraine, the so-called Donetsk People’s Republic or the so-called Luhansk People’s Republic, the Crimea region of Ukraine, or any other country or territory that is the subject of comprehensive trade restrictions by the United States, the European Union, any individual European Union member state or the United Kingdom; (iv) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; or (v) a non-U.S. shell bank or, to the Investor Sub’s knowledge, providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor Sub”). The Investor Sub represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), the Investor Sub maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. Parent and the Investor Sub also represent that they maintain policies and procedures reasonably designed to ensure compliance with sanctions administered or enforced by the United States, the European Union, any individual European Union member state or the United Kingdom, to the extent applicable to it. Parent and the Investor Sub further represent that the funds held by the Investor Sub and used to purchase the Issued Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor Sub or in a manner that would violate any sanctions administered or enforced by the United States, the European Union, any individual European Union member state or the United Kingdom, or any applicable anti-bribery, anti-corruption or anti-money laundering laws.

Section 4.07 No Other Representations and Warranties. Except for the representations and warranties set forth in this Article IV, none of Parent, Sub, Investor Sub or any other Person makes, and Parent, on behalf of itself, Sub, Investor Sub and each such other Person, hereby expressly disclaims, any express or implied representation or warranty with respect to Parent, Sub, Investor Sub or any of their respective Affiliates. None of the Company, its Subsidiaries or its Affiliates has relied on and none are relying on any representations or warranties from Parent, Sub, Investor Sub or any of their respective Subsidiaries or any other Person in determining to enter into this Agreement, except for the representations and warranties set forth in this Article IV.

ARTICLE V

Covenants Relating to Conduct of Business

Section 5.01 Conduct of Business.

(a) Conduct of Business by the Company. During the period from the date of this Agreement to the Effective Time, except (1) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (2) as required by applicable Law, (3) as specifically contemplated by this Agreement or (4) as set forth in Section 5.01(a) of the Company Letter, the Company shall, and shall cause each of its Subsidiaries to, use commercially reasonable efforts to carry on their respective businesses in all material respects in the ordinary course of business and, to the extent consistent therewith, use commercially reasonable efforts to keep available the services of their present officers and other employees, to substantially preserve their relationships with their business partners, suppliers, licensors, licensees, distributors and others having material business dealings with them, and to maintain their Permits; provided, however, that no action by the Company or its Subsidiaries with respect to matters specifically addressed by any provision of this Section 5.01(a) shall be deemed a breach of this sentence unless such action would constitute a breach of such provision. Without limiting the generality of the foregoing, during the period from the date of this Agreement to the Effective Time, except (1) with the prior written consent of Parent (such consent not to be unreasonably withheld, conditioned or delayed), (2) in order to comply with applicable Law, (3) as specifically contemplated by this Agreement or (4) as set forth in Section 5.01(a) of the Company Letter, the Company shall not, and shall not permit any of its Subsidiaries to:

(i) (A) declare, set aside or pay any dividends on, or make any other distributions (whether in cash, stock or property) in respect of, any of its capital stock or other equity or voting interests, except for dividends or distributions paid by any of its wholly owned Subsidiaries to the Company or other wholly owned Subsidiaries of the Company and the Special Dividend, (B) split, combine or reclassify any of the capital stock or other equity or voting interests of the Company, or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its capital stock or other equity or voting interests, except for issuances of capital stock or other equity or voting interests of wholly owned Subsidiaries of the Company to the Company or any of its wholly owned Subsidiaries or (C) purchase, redeem or otherwise acquire any shares of capital stock, other equity or voting interests or any other securities of the Company or any of its Subsidiaries or any options, restricted shares, warrants, calls or rights to acquire any such shares or other securities (including any Stock Options, Restricted Stock Awards and RSUs, except pursuant to the forfeiture conditions of such Stock Options, Restricted Stock Awards and RSUs or the cashless exercise or Tax withholding provisions of such Stock Options, Restricted Stock Awards or RSUs, in each case only if and to the extent required by the terms of such awards as in effect on the date of this Agreement or permitted to be granted as set forth in the Company Letter), except for purchases, redemptions or acquisitions of shares of capital stock, other equity or voting interests or any other securities of wholly owned Subsidiaries of the Company by the Company or any of its wholly owned Subsidiaries;

(ii) issue, deliver, sell, pledge or otherwise encumber any (A) shares of its capital stock, other equity or voting interests or Equity Equivalents (other than the issuance of shares of Company Common Stock upon the exercise of Stock Options, the settlement of Restricted Stock Awards and RSUs, in each case, outstanding as of the date of this Agreement (or permitted to be granted as set forth in the Company Letter) and only if and to the extent required by the terms of the Company Stock Plans or the award agreements evidencing the Restricted Stock Awards as in effect on the date of this Agreement) or (B) securities convertible into, or exchangeable or exercisable for, or any options, warrants, calls or rights to acquire, any such stock, interests or Equity Equivalents, in each case, excluding any issuances by a Subsidiary of the Company to the Company or any of its wholly owned Subsidiaries;

(iii) amend or permit the adoption of any amendment to its certificate of incorporation or bylaws or other charter or organizational documents;

(iv) adopt or implement any stockholder rights plan or similar arrangement;

(v) acquire, lease, license, sublicense, pledge, sell or otherwise dispose of, divest or spin-off, abandon, waive, relinquish or permit to lapse, fail to diligently prosecute, enforce or maintain, fail to renew (in each case, other than any Patent expiring at the end of its statutory term or abandonment of any application for registration of any Intellectual Property in the ordinary course of business and that is not material to the operation of the business of the Company and its Subsidiaries, taken as a whole), transfer or assign, guarantee, exchange or swap, mortgage or subject to any material Lien (other than Permitted Liens) any material right or other material asset or property (including Intellectual Property) (except (A) with respect to Intellectual Property, non-exclusive licenses and similar non-exclusive rights granted under Intellectual Property rights pursuant to clinical trial agreements, supply agreements, research agreements, services agreements or other agreements, in each case, that are entered into in the ordinary course of business consistent with past practice and where the grant of rights to use any Intellectual Property is incidental, and not material to, any performance under each such agreement, (B) with respect to tangible assets, pursuant to dispositions of obsolete, surplus or worn out assets that are no longer useful in the conduct of the business of the Company and its

Subsidiaries, (C) capital expenditures permitted by Section 5.01(a)(viii), (D) transactions between the Company and another wholly-owned Subsidiary or between wholly-owned Subsidiaries or (E) with respect to pledges, sales or other dispositions constituting Liens created or incurred in connection with any Indebtedness permitted to be established or incurred under Section 5.01(a)(vii));

(vi) (A) form any Subsidiary, (B) acquire any equity or voting interest (including by merger) in any other Person, (C) acquire the assets of any other Person (other than any acquisition of supplies, raw materials, inventory or products in the ordinary course of business or except as otherwise expressly permitted pursuant to this Section 5.01(a)) or (D) enter into any joint venture, partnership, limited liability corporation or similar arrangement;

(vii) lend money or make capital contributions or advances to or make investments in, any Person, or incur or guarantee any Indebtedness (except for (A) advances to directors, employees and consultants for travel and other business related expenses in the ordinary course of business consistent with past practice and in compliance with the Company’s policies related thereto and (B) advances of expenses as required under the Company Charter or Company Bylaws or any Contract set forth on Section 3.08(a)(viii) of the Company Letter and made available to Parent);

(viii) make or authorize any capital expenditure, except that the Company and its Subsidiaries may make capital expenditures that do not exceed $2,500,000 in the aggregate for any calendar year after 2025;

(ix) commence any Legal Proceeding, except with respect to (A) routine matters in the ordinary course of business; (B) in such cases where the Company reasonably determines in good faith that the failure to commence suit would result in a material impairment of a valuable aspect of its business (provided that the Company consults with Parent and considers the views and comments of Parent with respect to any such Legal Proceeding prior to commencement thereof); or (C) in connection with a breach of this Agreement or any other agreements contemplated hereby; or

(x) settle, release, waive or compromise any Legal Proceeding or other claim (or threatened Legal Proceeding or other claim) against the Company or any of its Subsidiaries, other than any settlement, release, waiver or compromise that (A) results solely in monetary obligations involving only the payment of monies by the Company or any of its Subsidiaries of not more than $550,000 individually or $2,000,000 in the aggregate or (B) results in no monetary or other material non-monetary obligation of the Company or any of its Subsidiaries; provided that the settlement, release, waiver or compromise of any Legal Proceeding or claim brought by the stockholders of the Company against the Company and/or its directors relating to the Transactions or a breach of this Agreement or any other agreements contemplated hereby shall be subject to Section 6.10, as applicable;

(xi) without limiting or otherwise modifying the restrictions set forth in any other clause of this Section 5.01(a), except as otherwise permitted by this Section 5.01(a) or as is in the ordinary course of business (but not in the case of a Contract that constitutes a Material Contract pursuant to Section 3.08(a)(iii), Section 3.08(a)(iv), Section 3.08(a)(v), Section 3.08(a)(vii) or Section 3.08(a)(ix), or which would have been a Material Contract pursuant to Section 3.08(a)(iii), Section 3.08(a)(iv), Section 3.08(a)(v), Section 3.08(a)(vii) or Section 3.08(a)(ix) if such Contract was outstanding as of the date hereof), (A) amend or modify in any material respect, waive any rights under, terminate, renew, replace or release, settle or compromise any material rights or claims under any Material Contract or (B) enter into any Contract which would have been a Material Contract if such Contract was outstanding as of the date hereof;

(xii) except as required pursuant to the terms of any Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, as otherwise required by applicable Law, as specifically required pursuant to this Agreement or in the “Ordinary Course of Business” (as defined in Section 5.01(a)(xii) of the Company Letter), (A) adopt, establish, enter into, terminate, materially amend or materially modify any material Benefit Plan or material Benefit Agreement, (B) pay or provide to any Company Personnel any material compensation or benefit not provided for under a Benefit Plan or Benefit Agreement as in effect on the date of this Agreement, other than (1) the payment of base compensation as in effect on the date of this Agreement for Company Personnel or (2) increases of base compensation (and corresponding increases in bonus opportunity to the extent the percentage of base salary represented by the bonus opportunity remains the same) for Company Personnel with an annual base salary or annual base compensation (as applicable) less than $250,000 in the ordinary course of business in connection with the annual compensation review cycle, not to exceed 5% in the aggregate, (C) grant or materially amend any award under any Benefit Plan (including any equity or equity-based compensation) or remove or materially modify existing restrictions in any Benefit Plan or Benefit Agreement or awards made thereunder, (D) grant or pay any severance, separation, change in control, termination, retention or similar compensation or benefits to, or materially increase such compensation or benefits of, any Company Personnel with an annual base salary or annual base compensation (as applicable) more than $250,000, (E) take any action to fund or in any other way secure the payment of compensation or benefits under any Benefit Plan or Benefit Agreement, (F) take any action to accelerate the time of payment or vesting of any rights, compensation, benefits or funding obligations under any Benefit Plan or Benefit Agreement or (G) hire any Company Personnel at the level of Executive Vice President or above, other than to replace departing Company Personnel, or terminate the employment of any Company Personnel at the Executive Vice President level or above, other than due to such employee’s death, disability or cause (as determined by the Company in its reasonable discretion consistent with past practice);

(xiii) adopt or enter into any collective bargaining agreement, labor union contract, trade union agreement or other works council agreement applicable to the employees of the Company or any of its Subsidiaries, or recognize any new union, works council or similar employee representative;

(xiv) make any material changes to its accounting policies or procedures, other than as required by GAAP or applicable Law;

(xv) (A) make, change or revoke any material election with respect to Taxes, other than, in each case, in the ordinary course of business, (B) file any amended material Tax Return, (C) settle or compromise any material Tax claim, audit or assessment, (D) adopt or change any material Tax accounting method, (E) change any annual Tax accounting period, (F) enter into any closing agreement with respect to any material Tax, or (H) consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment (other than any such extensions or waivers automatically granted);

(xvi) authorize any of, or commit, resolve or agree to take any of, the foregoing actions.

(b) Notwithstanding anything to the contrary in this Section 5.01, the parties hereto acknowledge and agree that nothing contained in this Agreement shall give Parent or Sub, directly or indirectly, the right to control or direct the Company’s operations (including for purposes of the HSR Act) prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms and conditions hereof, complete control and supervision over its operations.

Section 5.02 No Solicitation.

(a) Upon execution and delivery of this Agreement, the Company shall, and shall cause its Subsidiaries and its and their respective directors, officers and employees to, and shall use its reasonable best efforts to cause its other Company Representatives to, immediately cease and cause to be terminated, and shall not authorize any Company Representative to continue, any and all existing activities, discussions or negotiations with any third party conducted heretofore with respect to any Takeover Proposal. In furtherance of the foregoing, promptly following the execution and delivery of this Agreement, the Company shall (i) request that each Person and its representatives (other than Parent and its representatives) that has, between January 30, 2025 and the execution and delivery of this Agreement, executed a confidentiality agreement with the Company, in each case in connection with such Person’s consideration of a Takeover Proposal, to promptly return or destroy all non-public information furnished to such Person by or on behalf of the Company or any of its Subsidiaries prior to the date of this Agreement and (ii) immediately terminate all physical and electronic data room access for such Persons and their representatives to diligence or other information regarding the Company or any of its Subsidiaries. The Company shall not modify, amend or terminate, or waive, release or assign, any provisions of any confidentiality or standstill obligations (or any similar agreement) to which the Company or any of its Subsidiaries is a party relating to any such Takeover Proposal and shall enforce the provisions of any such agreement; provided, that the Company shall be permitted to release or waive any such standstill obligations or similar agreements if the Company Board determines in good faith that the failure to do so could be inconsistent with its fiduciary duties under applicable Law.

(b) Except as provided in this Section 5.02, the Company shall not, shall cause its Subsidiaries and its and their respective directors, officers and employees not to, and shall direct each of its other Company Representatives not to, directly or indirectly, (i) solicit, initiate or knowingly encourage, or knowingly take any other action for the purpose of facilitating, any Takeover Proposal or any inquiries or the making of any proposal that would reasonably be expected to lead to a Takeover Proposal, (ii) enter into, continue or otherwise participate in any discussions or negotiations regarding, or furnish to any Person (or any representative thereof) any information for the purpose of facilitating any Takeover Proposal or (iii) except as set forth below with respect to a Permitted Confidentiality Agreement, execute or enter into any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement or other agreement (each, an “Acquisition Agreement”) relating to any Takeover Proposal; provided, that at any time prior to obtaining the Stockholder Approval, (A) if the Company or any of its Subsidiaries receives any Takeover Proposal or inquiry, proposal or offer that could reasonably be expected to result in an Takeover Proposal, it may contact the Person making such Takeover Proposal, inquiry, proposal or offer and its Representatives for the purpose of clarifying the terms thereof so as to determine whether such Takeover Proposal, inquiry, proposal or offer constitutes a Takeover Proposal or a Superior Proposal or could reasonably be expected to result in a Superior Proposal, and (B) in response to a bona fide unsolicited Takeover Proposal received after the date of this Agreement that the Company Board determines in good faith constitutes, or could reasonably be expected to result in, a Superior Proposal, and which Takeover Proposal did not result from a material breach of clause (i) of the first sentence of this Section 5.02(b), the Company may, and may permit and authorize its Subsidiaries and the Company Representatives to, in each case subject to compliance with Section 5.02(f) and the other provisions of this Agreement, (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Takeover Proposal (and its Representatives and potential financing sources) pursuant to a confidentiality agreement that contains terms that are not materially less restrictive than those contained in the Confidentiality Agreement, dated January 15, 2025, between Parent and the Company (as it may be amended from time to time, the “Confidentiality Agreement”) (it being understood that such agreement need not include a standstill provision) and that shall not contain any exclusivity provision or other term that would restrict, in any manner, the Company’s ability to consummate the Transactions or to comply with its disclosure obligations to Parent pursuant to this Agreement (a “Permitted Confidentiality Agreement”) (provided, that such information may only be so furnished if it has previously been provided, or is provided within twenty-four (24) hours thereafter, to Parent) and (B) participate in discussions or negotiations with, and only with, the Person making such Takeover Proposal (and its Representatives and potential financing sources) regarding such Takeover Proposal.

(c) For purposes of this Agreement:

(i) the term “Takeover Proposal” means any indication of interest proposal or offer, including any amendment or modification to any existing indication of interest proposal or offer, from any Person or group (other than, in each case, Parent or Sub or any of their Affiliates), providing for, in one transaction or a series of related transactions (other than the Transactions), any merger, consolidation, business combination, recapitalization, reorganization, spin-off, share exchange liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries or any direct or indirect acquisition (including by way of a tender offer or exchange offer), of (A) tangible or intangible assets or businesses that constitute or represent 20% or more of the total revenue, net income, EBITDA or total assets of the Company and its Subsidiaries, taken as a whole (it being understood that such determination includes equity securities of Subsidiaries), or (B) 20% or more of the total voting power of or of any class of capital stock of, or other equity or voting interests in, the Company or one or more of the Subsidiaries of the Company (or in each case, options, rights, or warrants to purchase, or securities convertible into or exchangeable for any such securities); and

(ii) the term “Superior Proposal” means any bona fide Takeover Proposal (provided, that for this purpose the references to “20%” in the definition of Takeover Proposal shall be deemed to be references to “50%”) that did not result from a material breach of clause (i) of the first sentence of Section 5.02(b), made by any Person or group (other than Parent or Sub or any of their Affiliates) that is determined by the Company Board in its good faith judgment (after consultation with its financial advisor and outside legal counsel) to be more favorable to the Company Stockholders than the Transactions, taking into account all financial, legal, regulatory, timing and other aspects of such Takeover Proposal and this Agreement (including the Special Dividend and taking any changes to the terms of this Agreement proposed by Parent in response to such Superior Proposal or otherwise, and including the probability that such Takeover Proposal or the Transactions will be consummated).

(d) Neither the Company Board nor any committee thereof shall (or shall agree or resolve to) (i) withhold, withdraw, qualify or modify in a manner adverse to Parent or Sub, or propose publicly to withhold, withdraw, qualify or modify in a manner adverse to Parent or Sub, the Company Board Recommendation, (ii) fail to include the Company Board Recommendation in the Proxy Statement that is mailed by the Company to the Company Stockholders, (iii) if any Takeover Proposal has been publicly announced, refuse to issue a press release affirming publicly the Company Board Recommendation following any written request by Parent to provide such reaffirmation within ten (10) Business Days after Parent’s written request therefor (it being understood that neither the Company Board nor any committee thereof shall have any obligation to make such recommendation and reaffirmation on more than one (1) occasion with respect to such Takeover Proposal absent a material change to such Takeover Proposal), (iv) adopt or approve any Takeover Proposal or recommend, declare advisable or propose to recommend or declare advisable the approval or adoption of any Takeover Proposal, (v) fail to recommend against a tender or exchange offer related to a Takeover Proposal in any position taken in accordance with Rules 14d-9 and 14e-2 promulgated under the Exchange Act (any such action described in the foregoing clauses (i) through (v), an “Adverse Recommendation Change”), or (vi) cause or permit the Company to enter into any Acquisition Agreement constituting or related to, or which is intended to or would reasonably be expected to lead to, any Takeover Proposal (other than a Permitted Confidentiality Agreement in accordance with Section 5.02(b)); provided, however, that notwithstanding anything to the contrary in this Agreement, at any time prior to obtaining the Stockholder Approval, the Company Board may, in response to a Superior Proposal received after the date of this Agreement, effect an Adverse Recommendation Change or terminate this Agreement to enter into an alternative Acquisition Agreement with respect to such Superior Proposal in accordance with Section 8.01(d)(ii), or resolve or agree to take any such action, if and only if all of the following conditions are satisfied:

(i) (A) the Company Board shall have first provided prior written notice to Parent (a “Superior Proposal Notice”) at least four (4) Business Days in advance (as modified, extended or continued by this Section 5.02(d), the “Superior Proposal Notice Period”) to the effect that the Company Board will consider whether to effect an Adverse Recommendation Change in response to a Superior Proposal, or to terminate this Agreement in accordance with Section 8.01(d)(ii), as applicable, which notice shall include the material terms of such Superior Proposal and the identity of such Person(s) making such Superior Proposal,

(B) during the applicable Superior Proposal Notice Period (or any extension or continuation thereof), prior to its effecting an Adverse Recommendation Change or terminating this Agreement in accordance with Section 8.01(d)(ii), the Company and the Company Representatives shall, to the extent requested by Parent, negotiate with Parent and its Representatives regarding any revisions to the terms of the Merger and the other Transactions that are proposed by Parent and (C) Parent does not make, within the applicable Superior Proposal Notice Period (or any extension or continuation thereof) after the receipt of such notice, a proposal that the Company Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, causes the offer previously constituting a Superior Proposal to no longer constitute a Superior Proposal (it being understood and agreed that any amendment or modification of such Superior Proposal shall require a new Superior Proposal Notice with a new Superior Proposal Notice Period of two (2) Business Days); and

(ii) the Company Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, that, in light of such Superior Proposal and taking into account any revisions to the terms of the Merger and the other Transactions that are proposed by Parent, such Superior Proposal continues to constitute a Superior Proposal and that the failure to make such Adverse Recommendation Change or to so terminate this Agreement in accordance with Section 8.01(d)(ii) would be inconsistent with the directors’ fiduciary duties under applicable Law.

(e) Notwithstanding any provision in this Agreement to the contrary, at any time prior to obtaining the Stockholder Approval, the Company Board may, in response to an Intervening Event, effect an Adverse Recommendation Change, if and only if all of the following conditions are satisfied:

(i) (A) the Company Board shall have first provided prior written notice (an “Intervening Event Notice”) to Parent at least four (4) Business Days in advance (as modified, extended or continued by this Section 5.02(e), the “Intervening Event Notice Period”) to the effect that the Company Board will consider whether to effect an Adverse Recommendation Change pursuant to this Section 5.02(e), which notice shall describe the Intervening Event in reasonable detail, (B) during the applicable Intervening Event Notice Period (or any extension or continuation thereof), prior to its effecting an Adverse Recommendation Change in response to an Intervening Event, the Company and the Company Representatives shall, if requested by Parent, negotiate with Parent and its officers, directors and representatives regarding any revisions to the terms of the Merger and the other Transactions that are proposed by Parent and (C) Parent does not make, within the applicable Intervening Event Notice Period (or any extension or continuation thereof) after the receipt of such notice, a proposal that the Company Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisor, causes the failure of the Company Board to make such Adverse Recommendation Change with respect to such Intervening Event inconsistent with the directors’ fiduciary duties under applicable Law (it being understood and agreed that any material change in any event, occurrence or facts relating to such Intervening Event (other than in respect of any revisions proposed or proposals made by Parent as referred to above) shall require a new Intervening Event Notice with a new Intervening Event Notice Period of two (2) Business Days); and

(ii) the Company Board shall have determined in good faith, after consultation with its outside legal counsel and financial advisor that, in light of such Intervening Event and taking into account any revisions to the terms of the Merger and the other Transactions that are proposed by Parent, the failure to make such Adverse Recommendation Change would be inconsistent with the directors’ fiduciary duties under applicable Law.

For the purposes of this Agreement, the term “Intervening Event” means any event, development or change in circumstances that was not known to the Company Board, or the magnitude or consequences of which were not reasonably foreseen by the Company Board, as of the date of this Agreement, which event, change, development, magnitude or consequences become known to the Company Board prior to obtaining the Stockholder Approval; provided that in no event shall the following events, changes or developments constitute an Intervening Event: (A) the receipt, existence or terms of a Takeover Proposal or any matter relating thereto or consequence thereof, (B) the fact that the Company meets or exceeds any internal or analysts’ expectations or projections, (C) any event related to or arising out of any Effect that is set forth in the proviso of the definition of “Material Adverse Effect” or (D) any change in the price or trading volume of the Company Common Stock or any other securities of the Company (provided, that the underlying causes of such changes may constitute or be taken into account in determining whether there has been an Intervening Event).

(f) In addition to the obligations of the Company set forth in paragraphs (a), (b) and (d) of this Section 5.02, the Company shall, as promptly as practicable and in any event within forty-eight (48) hours after it has Knowledge of the receipt thereof, notify Parent of (i) any Takeover Proposal and (ii) the material terms and conditions of such Takeover Proposal (including any subsequent amendment or other modification to such terms and conditions) and the identity of the Person making any such Takeover Proposal and a copy of any definitive agreements. Commencing upon the provision of any notice referred to above, the Company (or its outside counsel) shall keep Parent (or its outside counsel) reasonably informed on a reasonably current basis (and in any event within forty-eight (48) hours) regarding any material updates to the status and terms of discussions and negotiations relating to any such Takeover Proposal.

(g) Nothing contained in this Section 5.02 or elsewhere in this Agreement shall prohibit the Company from (i) taking and disclosing to its stockholders a position contemplated by Rule 14d-9 and Rule 14e-2(a) promulgated under the Exchange Act or (ii) making any disclosure to its stockholders if, in the good faith judgment of the Company Board, failure to so disclose would be inconsistent with applicable Law; provided, that in no event shall the Company Board or any committee thereof take, agree or resolve to take any action prohibited by Section 5.02(d).

ARTICLE VI

Additional Agreements

Section 6.01 Preparation of the Proxy Statement; Stockholders Meeting.

(a) As promptly as reasonably practicable following the date of this Agreement and in any event within fifteen (15) days, the Company shall prepare and file with the SEC the preliminary Proxy Statement. Each of the Company and Parent shall furnish all information concerning such Person to the other as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or its staff or any request from the SEC or its staff for amendments or supplements to the Proxy Statement and shall provide Parent with copies of all correspondence between it and its representatives, on the one hand, and the SEC, on the other hand. Each of the Company and Parent shall use reasonable best efforts to respond as promptly as practicable to any comments of the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to filing or mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company (i) shall provide Parent an opportunity to review and comment on such document or response and (ii) shall consider all comments reasonably proposed by Parent. If, at any time prior to the Stockholders Meeting, any information relating to the Company, Parent or any of their respective Affiliates, officers or directors should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement, so that the Proxy Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall promptly notify the other parties hereto, and an appropriate amendment or supplement describing such information shall be filed with the SEC and, to the extent required by applicable Law, disseminated to the shareholders of the Company.

(b) The Company shall use reasonable best efforts to ensure that the Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act and that none of the information included or incorporated by reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the Company Stockholders or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading, except that no covenant is made by the Company with respect to statements made in the Proxy Statement based on information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation for reference therein. Parent will use reasonable best efforts to ensure that no information supplied in writing by or on behalf of Parent specifically for inclusion or incorporation for reference in the Proxy Statement will, at the date the Proxy Statement is filed with the SEC or mailed to the shareholders of the Company or at the time of the Stockholders Meeting, or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c) The Company shall (i) as promptly as reasonably practicable after the filing of the preliminary Proxy Statement with the SEC, establish a record date for, duly call, give notice of, convene and hold a meeting of its shareholders (the “Stockholders Meeting”) for the purpose of obtaining the Stockholder Approval (and the Company will not change the record date without the prior written consent of Parent), (ii) thereafter commence mailing the Proxy Statement to the Company Stockholders as promptly as reasonably practicable, and in any event within two (2) Business Days, after the earliest to occur of (i) the date on which the SEC confirms orally or in writing that it has no further comments on the Proxy Statement or that it does not intend to review the Proxy Statement, or (ii) the date that is ten (10) calendar days after the filing of the preliminary Proxy Statement if the SEC has not notified the Company within such 10-day period that it intends to review the Proxy Statement (such earliest date, the “Proxy Statement Clearance Date”) and (iii) schedule the Stockholders Meeting promptly (and in any event within twenty (20) calendar days of the required mailing date) after the Proxy Statement Clearance Date.

(d) Notwithstanding anything to the contrary in this Agreement, if Parent reasonably determines there are not sufficient affirmative votes present in person or by proxy at the Stockholders Meeting to obtain a quorum of the Company’s stockholders or to adopt this Agreement, the Company shall, if directed by Parent, adjourn the Stockholders Meeting to allow for the solicitation of additional proxies. Parent may require the Company to (i) establish a new record date acceptable to Parent and (ii) (A) commence a broker search pursuant to Section 14a-13 of the Exchange Act in connection therewith for and (B) send notice to stockholders of, and schedule, the Stockholders Meeting, to be held on a Business Day selected by Parent; provided that the date of such Stockholders Meeting shall be subject to the consent of the Company (not to be unreasonably withheld, conditioned or delayed) if (and only if) a prior Stockholders Meeting had been adjourned in the ninety (90) day period prior to the date of such Stockholder Meeting. The notice of such Stockholders Meeting shall comply with applicable Law. Except to the extent an Adverse Recommendation Change has been effected in compliance with Section 5.02(d) or Section 5.02(e), (1) the Company Board shall include the Company Board Recommendation in the Proxy Statement and (2) the Company shall use its reasonable best efforts to solicit votes of the Company stockholders in favor of obtaining the Stockholder Approval. The Company shall provide updates to Parent with respect to the proxy solicitation for the Stockholders Meeting (including interim results) as requested by Parent. Without the prior written consent of Parent, the adoption of this Agreement will be the only matter (other than matters of procedure and matters required by Law to be voted on by the stockholders of the Company in connection with the adoption of this Agreement) that the Company will propose to be acted on by the stockholders of the Company at the Stockholder Meeting.

Section 6.02 Access to Information; Confidentiality.

(a) Subject to applicable Law, during the period prior to the earlier of the Effective Time and the termination of this Agreement, the Company shall, and shall cause each of its Subsidiaries to, afford to Parent and to Parent’s officers, employees, investment bankers, attorneys, accountants, auditors, consultants and other representatives and advisors reasonable access upon reasonable advance notice, during normal business hours and in a manner as to not interfere unreasonably with the conduct of business of the Company and its Subsidiaries to their respective properties, assets, books, records, Contracts, Permits, documents, information, directors, officers and employees solely for the purpose of furthering the Transactions. Notwithstanding the foregoing, neither the Company nor any of its Subsidiaries shall be required to provide access to or disclose information where the Company reasonably determines that such access or disclosure would (i) result in the disclosure of any Trade Secrets in a manner that would result in any such Trade Secrets no longer being protected as such under applicable Law following such disclosure, (ii) cause a breach of any confidentiality obligations in any Contract with a third party, (iii) conflict with or violate any provision of applicable Law or protective order or (iv) jeopardize any attorney-client privilege or protection or any other applicable privilege or protection; provided that the Company shall, at Parent’s written request after, use commercially reasonable efforts (A) to allow for such access or disclosure in a manner that does not result in a loss of attorney-client or other privilege or protection or (B) to develop an alternative to providing such information so as to address such matters that is reasonably acceptable to Parent and the Company. Except as required by any applicable Law or Judgment, Parent shall treat all information received from the Company pursuant to this Section 6.02(a) in accordance with the Confidentiality Agreement.

(b) To the extent that any of the information or documents furnished or otherwise made available pursuant to this Section 6.02 or otherwise in accordance with the terms and conditions of this Agreement or the Confidentiality Agreement constitutes information or documents that may be subject to an attorney-client privilege or protection or any other applicable privilege or protection, the parties understand and agree that they have a commonality of interest with respect to such matters and it is their desire, intention and mutual understanding that the sharing of such material and information is not intended to, and shall not, waive or diminish in any way the confidentiality of such material or information or its continued protection under such privileges and protections.

Section 6.03 Reasonable Best Efforts; Consultation and Notice.

(a) Each of Parent and the Company shall, no later than thirty (30) days following the date of this Agreement, prepare and file with the U.S. Department of Justice and the Federal Trade Commission a Notification and Report Form relating to this Agreement and the Merger as required by the HSR Act relating to this Agreement and the Merger.

(b) Without limiting any other provision of this Section 6.03, and subject to applicable Law and the requirements of applicable Governmental Entities:

(i) Parent and the Company and their respective counsel will cooperate in connection with any filing or submission with any Governmental Entity, and any investigation or other inquiry by or before any Governmental Entity (including any litigation), relating to the Merger or the other Transactions. Parent and the Company will consult with each other with respect to, and each will have the right to review in advance, any material filing or other written materials submitted to any Governmental Entity in connection with the Merger or the other Transactions, and each will consider in good faith the comments of the other with respect thereto. Parent and the Company each will make available to the other party and its outside legal counsel such information as the other may reasonably request in connection with the preparation of such filings or submissions, such party’s ongoing evaluation of the status and progress of obtaining all necessary actions, waivers, consents and approvals from Governmental Entities and the expiration of all waiting periods in order to consummate the Merger and the other Transactions, including any litigation relating thereto, and such party’s consideration of the strategy relating to the foregoing.

(ii) Parent and the Company will each keep the other party informed with respect to the progress and status of any such filings and submissions, and any substantive developments relating to the process for, and timing of, satisfaction of the conditions set forth in Section 7.01(b) and Section 7.01(c), including by promptly informing the other of, and giving the other copies of, any material communication received by such party or its Subsidiaries, Affiliates or representatives from, or given by such party or its Subsidiaries, Affiliates or representatives to, any Governmental Entity, or received or given in connection with a proceeding by a private Person, in each case relating to the Merger or the other Transactions. In the case of any material communication to or from a Governmental Entity that is not in written form, Parent or the Company (as the case may be) shall promptly provide the other with a reasonably detailed summary of the material substantive points of such communication. Parent and the Company each shall provide the other party and its outside legal counsel with advance notice of, and the opportunity to participate in, any material discussion or meeting with, any Governmental Entity in respect of the Merger or the other Transactions.

(iii) Parent and the Company shall cause representatives of each of them (which representatives shall be identified by such party in its reasonable judgment, but shall include representatives of such party’s outside antitrust counsel) to meet from time to time (whether in Person or by telephone or video conference) to discuss the progress and status of obtaining all necessary actions, waivers, consents and approvals from Governmental Entities and the expiration of all waiting periods in order to consummate the Merger and the other Transactions, and the anticipated timing, as of the date of such meeting, of the satisfaction of the conditions set forth in Section 7.01(b) and Section 7.01(c). In connection with such discussions, if applicable, Parent and the Company shall cause their representatives to identify and discuss in good faith any anticipated issues or delays with respect to the satisfaction of the conditions set forth in Section 7.01(b) and Section 7.01(c).

(iv) Parent and the Company each shall (i) consider in good faith the views of the other party and its representatives as to such matters and shall respond in good faith to any reasonable requests for information made by the other party or its representatives in connection with such discussions and (ii) consult with the other concerning all aspects of the parties’ efforts to obtain the required approvals under applicable Antitrust Law and any related litigation, including the strategy therefor, and shall provide such cooperation as may be reasonably requested by the other party; provided, however, notwithstanding anything to the contrary in this Agreement, Parent shall, after consultation with the Company and consideration of the Company’s views in good faith, have the right to direct, devise and implement the strategy for obtaining any necessary approval of, for responding to any request from, inquiry by, or investigation by (including directing the timing, nature, and substance of all such filings or responses), for the determination of any actions to be taken under Section 6.03, and for leading all meetings and communications with any Governmental Entity that has authority to enforce any Antitrust Law, including with respect to any determination to (i) commit to or agree with any Governmental Entity to stay, toll or extend any applicable waiting period under the HSR Act or (ii) withdraw and refile any Notification and Report forms pursuant to the HSR Act (i.e., “pull and refile”).

(c) Subject to the proviso to the second sentence of this paragraph (c), Parent and the Company, along with their respective Subsidiaries, shall use their reasonable best efforts to take all actions necessary or advisable under applicable Law to obtain all necessary actions, waivers, consents and approvals from Governmental Entities and the expiration of all waiting periods in order to consummate the Merger and the other Transactions prior to the Termination Date. Without limiting the foregoing, Parent agrees to propose, negotiate, commit to, and effect, by consent decree, hold separate order, or otherwise, the sale, divestiture, license, or other disposition of the Company’s and its Subsidiaries’ assets, properties, products, programs, projects, or businesses, and make or undertake, or commit to make or undertake, such other arrangements or behavioral remedies solely with respect to such assets, properties, products, programs, projects and businesses, as may be necessary or advisable in order to avoid the entry of, or the commencement of any proceeding seeking the entry of, or to effect the vacating, termination, or dissolution of, any Order that would have the effect of preventing or delaying the consummation of the Merger and the other Transactions; provided that, notwithstanding any other provision of this Agreement, (x) none of Parent, the Company nor any of their respective Subsidiaries will be required to (and the Company and its Subsidiaries shall not, without the prior written consent of Parent) commit to or effect any such sale, divestiture, license, disposition, arrangement, or behavioral remedy that is not conditioned on the consummation of the Merger and the other Transactions, (y) Parent shall not be required to agree to or commit to or effect any sale, divestiture, license, disposition or arrangement, or make or undertake, or commit to make or undertake, any other arrangements or behavioral remedies, with respect to any of Parent’s or its Subsidiaries’ assets, properties, products, programs, projects, or businesses, and (z) neither Parent nor any of its Subsidiaries will be required to take any action (including to commit to or effect any sale, divestiture, license or other disposition of any assets, properties, products, programs, projects or businesses, or to make or undertake or commit to make or undertake any arrangement or behavioral remedy) that would result in, or would reasonably be expected to result in, individually or in the aggregate, an effect that is adverse and material on the benefits that Parent and its Subsidiaries would reasonably have expected to receive as a result of the Merger and the other Transactions, taken as a whole (any of the requirements, commitments, transactions, arrangements or remedies described in the foregoing clauses (x), (y) and (z), a “Burdensome Condition”).

(d) In furtherance and not in limitation of the covenants of the parties contained in Section 6.03(a)–(c), but subject to the last sentence of Section 6.03(c), each of Parent and the Company shall use its reasonable best efforts to defend through litigation on the merits any administrative or judicial action or proceeding by a Governmental Entity or other Person in order to avoid entry of, or to have vacated, terminated or dissolved, including by appeal if necessary until receipt of a final and non-appealable judgment, any Order that would have the effect of preventing or delaying the consummation of the Transactions or that imposes or seeks to impose a Burdensome Condition.

(e) Parent and the Company may, as each deems advisable and necessary, reasonably designate any competitively sensitive material provided to the other under this Section 6.03 as “Antitrust Counsel Only Material.” Notwithstanding anything to the contrary in this Section 6.03, materials provided to the other party or its counsel may be redacted to remove legally privileged information or references concerning the valuation of the Company and its Subsidiaries.

(f) Notwithstanding any other provision in this Agreement (including any exception to any of the covenants in Section 5.01(a) that in and of itself may permit such action), from the date of this Agreement until the earlier of (i) the valid termination of this Agreement in accordance with its terms and (ii) the Effective Time, none of Parent, the Company nor any of their respective Affiliates shall, directly or indirectly, acquire or agree to acquire, lease or license any assets, business or any Person, whether by merger, consolidation, purchasing, leasing or licensing a portion of the assets of or equity in any Person, if the entering into of an agreement relating to or the consummation of such acquisition, merger, consolidation, purchase, lease or license would reasonably be expected to (i) impose any material delay in the expiration or termination of any applicable waiting period or impose any material delay in the obtaining of, or increase the risk in any material respect of not obtaining, the expiration of the waiting period pursuant to the HSR Act or any applicable Antitrust Law or any other authorization, consent, order or approval of any Governmental Entity, or (ii) increase in any material respect the risk of any Governmental Entity entering, or increase in any material respect the risk of not being able to remove or successfully challenge, any permanent, preliminary or temporary injunction or other order decree, decision, determination or judgment, in each case pursuant to applicable Antitrust Laws or otherwise, that would delay in any material respect, prohibit, restrain, prevent, enjoin or otherwise prohibit consummation of the Transactions.

(g) Each of the Company and Company Board shall, if any state takeover statute or similar statute or regulation, including the DGCL, is or becomes applicable to the Merger, this Agreement, the Voting Agreement, or to any of the other Transactions, take all actions necessary to ensure that the Merger and the other Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on this Agreement, the Merger and the other Transactions.

Section 6.04 Sub Stockholder Approval and Sub and Investor Sub Compliance. Immediately following the execution and delivery of this Agreement by each of the parties hereto, Parent will cause the sole stockholder of Sub and Investor Sub to adopt this Agreement. Parent shall cause Sub and Investor Sub to comply with all of Sub’s and Investor Sub’s obligations under this Agreement.

Section 6.05 Equity Awards.

(a) As soon as practicable following the date of this Agreement, the Company Board (or, if appropriate, any committee administering the Company Stock Plans) shall adopt such resolutions or take such other actions (including obtaining any required consents) as may be required to effect the following:

(i) at the Effective Time, each Stock Option, whether or not vested, shall, in accordance with any applicable Company Stock Plan or any applicable award agreement thereunder, be canceled and each holder thereof shall be entitled to receive in consideration for such cancelation one (1) CVR for each share of Company Common Stock that is subject to such Stock Option immediately prior to the Effective Time; provided that the amount that becomes payable in respect of a CVR issued as consideration for such Stock Option shall be reduced by an amount equal to the applicable exercise price of such Stock Option;

(ii) at the Effective Time, each Restricted Stock Award shall, in accordance with the applicable award agreement, be fully vested and such shares shall be converted into the right to receive the Merger Consideration pursuant to Section 2.08(b)(ii);

(iii) the Company shall ensure prior to the Effective Time that, following the Effective Time, there shall be no rights to acquire shares of Company Common Stock, Stock Options, Restricted Stock Awards, RSUs, purchase rights under the ESPP or any other interests in respect of any capital stock (including any phantom stock or stock appreciation rights) of the Company or the Surviving Corporation; and

(iv) with respect to any amount payable under this Section 6.05(a) that constitutes nonqualified deferred compensation subject to Section 409A of the Code, to the extent that payment of such amount would otherwise cause the imposition of a Tax under Section 409A of the Code, such payment shall instead be made at the earliest time permitted under this Agreement and the terms of the corresponding award that will not result in the imposition of such Tax. The parties agree to treat and report the payments under Section 6.05(a)(i) as an unfunded and unsecured right to future payments under Section 83 of the Code and as good performance based payments that qualify as being subject to a substantial risk of forfeiture under Section 409A of the Code

(b) Pursuant to the CVR Agreement, any amounts that become payable in respect of CVRs issued as consideration for Stock Options shall be paid to the holder of such Stock Option (irrespective of whether such holder is a Continuing Employee) through the Surviving Company’s payroll to the extent such payments are made through the Company’s payroll through Closing.

(c) Prior to the Closing, the Company Board (or, if appropriate, the administrator of the ESPP) shall adopt such resolutions or take such other actions as may be required so that the ESPP shall terminate no later than the fifth trading day before the Effective Time.

(d) All amounts payable pursuant to this Section 6.05 shall be paid without interest.

(e) The Company shall take all reasonable steps as may be required to cause the transactions contemplated by this Section 6.05 and any other dispositions of Company equity securities (including derivative securities) in connection with this Agreement by each individual who is a director or officer of the Company subject to Section 16 of the Exchange Act to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 6.06 Indemnification, Exculpation and Insurance.

(a) From and after the Effective Time, Parent agrees that it shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless, to the fullest extent permitted under applicable Law, each current or former director and officer of the Company (determined as of the Effective Time), in each case, when acting in such capacity or in serving as a director, officer, member, trustee or fiduciary of another entity or enterprise, including a Benefit Plan, at the request or benefit of the Company (collectively, the “D&O Indemnified Parties”) against any costs or expenses (including attorneys’ fees and expenses), amounts paid in settlement, judgments, fines, losses, claims, damages or liabilities incurred in connection with, arising out of or otherwise related to any actual or alleged suit, claim, action, investigation or proceeding, in connection with, arising out of or otherwise related to matters existing or occurring or alleged to have occurred prior to, at or after the Effective Time, whether asserted or claimed prior to, at or after the Effective Time, including actions to enforce this provision or any other indemnification or advancement right of any D&O Indemnified Party, and Parent or the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law, subject to receipt of an undertaking by the applicable D&O Indemnified Parties to repay such advances if it is ultimately determined in accordance with applicable Law that such D&O Indemnified Party is not entitled to indemnification. In the event of any such actual or alleged suit, claim, action, investigation or proceeding, Parent and the Surviving Corporation shall cooperate with the D&O Indemnified Party in the defense of any such actual or alleged suit, claim, action, investigation or proceeding. For a period of six (6) years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the Company Charter and Company Bylaws as in effect immediately prior to the Effective Time with respect to acts or omissions occurring prior to the Effective Time and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties; provided, that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. From and after the Effective Time, Parent shall guarantee and stand surety for, and shall cause the Surviving Corporation to honor, all indemnification Contracts between any executive, officer or director and the Company in effect prior to the date of this Agreement and shall not amend, repeal or otherwise modify any such Contracts in any manner that would adversely affect the rights thereunder of any D&O Indemnified Parties.

(b) Prior to the Effective Time, the Company (in consultation with Parent) shall or, if the Company is unable to, Parent shall cause the Surviving Corporation as of the Effective Time to, purchase from the Company’s directors’ and officers’ liability insurance carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier, a six (6)-year prepaid “tail” policy, with terms, conditions, retentions and limits of liability that are no less favorable to the insureds than the coverage provided under the Company’s existing policies of directors’ and officers’ liability insurance, with respect to matters arising on or before the Effective Time (including in connection with this Agreement and the transactions or actions contemplated by this Agreement), and Parent shall cause such policy to be maintained in full force and effect, for its full term, and cause all obligations thereunder to be honored by the Surviving Corporation; provided, that the Company shall not pay, and the Surviving Corporation shall not be required to pay, in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of such “tail” policy. If the Company or the Surviving Corporation for any reason fail to obtain such “tail” insurance policies prior to or as of the Effective Time, Parent shall, for a period of six (6) years from the Effective Time, cause the Surviving Corporation to maintain in effect the current policies of directors’ and officers’ liability insurance and fiduciary liability insurance maintained by the Company as of the date of this Agreement with the Company’s directors’ and officers’ liability insurance carrier as of the date of this Agreement or one or more insurance carriers with the same or better credit rating as such carrier with respect to matters arising on or before the Effective Time; provided, that after the Effective Time, Parent shall not be required to pay annual premiums in excess of 300% of the last annual premium paid by the Company prior to the date of this Agreement in respect of the coverage required to be obtained pursuant hereto, but in such case shall purchase as much coverage as practicable for such amount.

(c) The covenants contained in this Section 6.06 are intended to be for the benefit of, and shall be enforceable by, each of the D&O Indemnified Parties and their respective heirs and representatives and shall not be deemed exclusive of any other rights to which any such Person is entitled, whether pursuant to Law, contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or any of its Subsidiaries for any of their respective directors, officers or other employees.

(d) In the event that Parent or the Surviving Corporation or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, Parent shall cause proper provision to be made so that the successors or assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.06.

Section 6.07 Public Announcements. The parties agree that the initial press releases to be issued with respect to the Transactions shall be in the form heretofore agreed to by the parties. Thereafter, the Company, on the one hand, and Parent, Sub and Investor Sub, on the other hand, shall not issue any press release or make any public statement with respect to this Agreement, the Merger and the other Transactions, without the prior consent of the other, which consent shall not be unreasonably withheld, conditioned or delayed, except (a) as may be required by applicable Law, court process or by obligations pursuant to any listing agreement with any national securities exchange or national securities quotation system (in which case such party shall give the other party a reasonable opportunity to review and comment) or (b) following the making of any Adverse Recommendation Change; provided, that the foregoing shall not apply to any press release or other public statement so long as the statements contained therein concerning this Agreement, the Merger and the other Transactions substantially reiterate (and are not inconsistent with) previous releases or statements made by the applicable party with respect to which such party has complied with the provisions of this sentence.

Section 6.08 Stock Exchange Delisting; Deregistration. Prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary, proper or advisable on its part pursuant to applicable Law and the rules and regulations of the NASDAQ to cause (a) the delisting of the Company Common Stock from the NASDAQ as promptly as practicable after the Effective Time and (b) the deregistration of the Company Common Stock pursuant to the Exchange Act as promptly as practicable after such delisting.

Section 6.09 Employee Matters.

(a) From and after the Closing, Parent shall cause the Company and its Subsidiaries to honor all compensation and benefit plans, programs, policies, practices or agreements maintained or sponsored by the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries is a party, as such plans, programs, policies, practices or agreements are in effect on the date of this Agreement (it being understood that this Section 6.09(a) shall not be deemed to prohibit Parent or its Affiliates from amending, modifying, replacing or terminating such arrangements in accordance with their terms). For the period beginning on the Closing and ending on the first anniversary of the Closing (the “Continuation Period”), Parent shall provide, or shall cause one of its Affiliates to provide, to each employee of the Company who remains employed after the Closing (the “Continuing Employees”), (i) base salaries or wages that are no less favorable than those provided to such Continuing Employee immediately prior to the Closing, (ii) target cash incentive opportunities that are no less favorable than those provided to such Continuing Employee immediately prior to the Closing, (iii) target equity compensation or long-term incentive opportunities that are no less favorable than those provided to such Continuing Employee immediately prior to the Closing, (iv) severance benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Closing as set forth on Section 6.09(a) of the Company Letter, and (v) retirement and welfare benefits that are no less favorable than those provided to such Continuing Employee immediately prior to the Closing; provided that the foregoing compensation and benefits shall not include: change in control, retention, transaction or other special bonuses or payments, or perquisites.

(b) Parent or its applicable Affiliates shall, unless prohibited by applicable Law give, or cause to be given, to Continuing Employees credit for purposes of eligibility to participate (other than any defined benefit pension, post-employment health benefits or post-employment welfare benefits plan), vesting and determining level of benefits, but not for benefit accrual, under employee benefit plans maintained by Parent or its Affiliates and in which such employees participate after the Closing, for such employees’ service prior to the Closing with the Company or any of its Subsidiaries, to the same extent recognized by the Company and its Subsidiaries prior to the Closing. Such crediting of service shall not operate to duplicate any benefit or cause the funding of any such benefit.

(c) With respect to any welfare plan maintained by Parent in which Continuing Employees are eligible to participate after the Closing, Parent shall use its reasonable best efforts to, and shall cause the Surviving Corporation to use its reasonable best efforts to, (i) waive all limitations as to preexisting conditions and exclusions with respect to participation and coverage requirements applicable to such employees to the extent such conditions and exclusions were satisfied or did not apply to such employees under the welfare plans of the Company and its Subsidiaries prior to the Closing and (ii) provide Continuing Employees with credit for any co-payments and deductibles paid prior to the Closing in satisfying any analogous deductible or out-of-pocket requirements only to the same extent recognized by the Company or its Subsidiaries prior to the Closing.

(d) If annual bonuses in respect of the Company’s 2025 fiscal year have not been paid prior to the Closing Date, Parent shall, or shall cause the Surviving Corporation to and instruct its Affiliates to, pay each Continuing Employee a full year 2025 annual bonus in an amount equal to the annual bonus to which such Continuing Employee would be entitled based on maximum performance (180% of target) under the applicable bonus arrangements of the Company in effect as of the date of this Agreement, with such bonus payments to be made upon the Closing.

(e) Nothing contained herein shall be construed as requiring, and the Company shall take no action that would have the effect of requiring, Parent or its Subsidiaries or the Surviving Corporation to continue any specific plans or to continue the employment of any specific Person. Furthermore, no provision of this Agreement shall be construed as prohibiting or limiting the ability of Parent or its Subsidiaries or the Surviving Corporation to amend, modify or terminate any plans, programs, policies, arrangements, agreements or understandings of Parent, the Company or the Surviving Corporation or any of their Subsidiaries or Affiliates and nothing therein shall be construed as an amendment to any such plan, program, policy, arrangement, agreement or understanding for any purpose. Without limiting the scope of Section 9.06, the terms and provisions of this Section 6.09 are intended solely for the benefit of each party hereto and their respective successors or permitted assigns and nothing in this Section 6.09 shall confer any rights or remedies of any kind or description upon any Continuing Employee (or any beneficiaries or dependents thereof) or any other Person.

Section 6.10 Transaction Litigation. The Company shall control the defense of any stockholder demands, litigations, arbitrations or other similar action (including derivative claims) commencing against the Company or any of its directors or officers relating to this Agreement or any of the Transactions (collectively, together with any stockholder demands, litigations, arbitrations or other similar action (including derivative claims) which give rise to indemnifiable Damages pursuant to Section 6.15, “Transaction Litigation”); provided, that the Company shall (a) promptly notify Parent in writing of any Transaction Litigation, (b) give Parent the right to review and comment on all material filings or responses to be made by the Company and discuss in advance any material discussions or communications proposed to be held by the Company with any third party in connection with any Transaction Litigation (and the Company shall in good faith take any comments or feedback provided by Parent into account), (c) give Parent a reasonable opportunity to participate in the defense and settlement of any Transaction Litigation and (d) if Parent does not exercise such right to participate, keep Parent reasonably informed with respect to Transaction Litigation and all material developments relating thereto. No compromise or full or partial settlement of any Transaction Litigation shall be agreed to by the Company or any of its Subsidiaries without Parent’s prior written consent (which consent shall not be unreasonably withheld, conditioned or delayed in the case of a settlement for cash that does not impose any injunctive or other equitable relief against the Company, Parent or their respective Affiliates).

Section 6.11 Financing Arrangements. The parties acknowledge and agree that, prior to the earlier of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.01, the Company may request that Parent provide financing to enable the Company and its Subsidiaries to satisfy ongoing cash needs, and, upon such request, Parent shall provide, or cause to be provided, such financing, in each case in the form, amount, at the times and on the terms and conditions set forth on Section 6.11 of the Company Letter. Promptly following the date of this Agreement (and in no event later than [•]), Parent and the Company and/or any of their respective Subsidiaries shall enter into definitive documentation evidencing such financing reflecting the terms set forth on Section 6.11 of the Company Letter and such other terms as Parent and the Company mutually agree, it being understood that Parent and the Company shall consider any requests with respect to such terms made by the other party in good faith.

Section 6.12 CVR Agreement. At or prior to the Effective Time, Investor Sub shall duly adopt, execute and deliver, and will ensure that a duly qualified Rights Agent executes and delivers, the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent and agreed to by the Company and Investor Sub (in each case, such agreement not to be unreasonably withheld, conditioned or delayed) (provided, that such revisions are not, individually or in the aggregate, detrimental or adverse to any holder of a CVR in any material respect). Investor Sub and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Act, the Exchange Act or any applicable state securities or “blue sky” Laws.

Section 6.13 CVR Holders. The Company shall deliver (or cause to be delivered) to Investor Sub, for purposes of Investor Sub’s delivery to the Rights Agent, the name and addresses of the holders contemplated by Section 4.1 of the CVR Agreement, by such time prior to the Effective Time as Investor Sub or the Rights Agent may reasonably request.

Section 6.14 Pfizer Termination Fee. Concurrently with the execution and delivery of this Agreement by the parties hereto, (a) the Company shall terminate the Pfizer Agreement (if it has not previously been terminated) and (b) Parent shall pay or cause to be paid to the Company (or, at the direction of the Company, to Pfizer on behalf of the Company) the Pfizer Termination Fee by wire transfer of immediately available funds, without any further liability to the Company.

Section 6.15 Transaction Indemnification. Parent agrees that it shall, and shall cause the Surviving Corporation to, indemnify, defend and hold harmless, to the fullest extent permitted under applicable Law, (i) the Company, (ii) Validae Health, L.P., Population Health Partners GP, LLC, ARCH Venture Fund XII, L.P., and ARCH Venture Fund XIII, L.P. , (iii) each of the foregoing’s Affiliates and (iv) each of the foregoing’s Representatives (collectively, the “Indemnified Parties”) against any costs or expenses (including attorneys’ fees and expenses), amounts paid in settlement, judgments, fines, losses, claims, damages or liabilities other than any Transaction Expenses (as defined in Section 6.11 of the Company Letter) (collectively, “Damages”) whether existing or occurring or alleged to have occurred prior to, at or after the date hereof, whether asserted or claimed prior to, at or after the date hereof, in connection with, arising out of or otherwise related to (i) the Pfizer Merger Agreement or (ii) this Agreement, including actions to enforce this provision or any other indemnification or advancement right of any Indemnified Party, and Parent or the Surviving Corporation shall also advance expenses as incurred to the fullest extent permitted under applicable Law with no right of recoupment; provided, that any such Damages for which an Indemnified Party is entitled to indemnification or advancement pursuant to this Section 6.15 shall be first recovered from or advanced under any applicable insurance policy or indemnification agreement (other than indemnification agreements under which one of the Indemnified Parties is the indemnitor) and only once such sources are extinguished shall the Indemnified Parties be entitled to seek any payments from Parent.

ARTICLE VII

Conditions Precedent

Section 7.01 Conditions to the Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver (to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions:

(a) The Stockholder Approval shall have been obtained.

(b) (i) Any waiting period (and any extension thereof, including any agreement with any Governmental Entity by a party not to effect the Merger prior to a certain date) applicable to the Merger under the HSR Act shall have been terminated or shall have expired and (ii) any other approval or waiting period under any other applicable Antitrust Law in the jurisdictions set forth in Section 7.01(b) of the Company Letter shall have been obtained or terminated or shall have expired.

(c) (i) No applicable Law shall be in effect in any competent jurisdiction that makes consummation of the Merger illegal and (ii) no Order shall be in effect or have been issued in any competent jurisdiction that enjoins, prevents or prohibits or makes illegal the consummation of the Merger.

Section 7.02 Conditions to the Obligations of Parent and Sub to Effect the Merger. The respective obligations of Parent and Sub to effect the Merger are further subject to the satisfaction or waiver (to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions:

(a) (i) The Company and its Subsidiaries shall have performed in all material respects all obligations required to be performed by it under this Agreement prior to the Closing Date, other than those set forth in Section 5.01(a)(ii) and (ii) the Company and its Subsidiaries shall have complied in all respects with those obligations set forth in Section 5.01(a)(ii).

(b) The condition set forth in Section 7.01(b) shall have been satisfied without the imposition of a Burdensome Condition (including any Burdensome Condition that would come into effect at the Closing).

(c) The condition set forth in Section 7.01(c) shall have been satisfied without the imposition of a Burdensome Condition (including any Burdensome Condition that would come into effect at the Closing).

(d) Parent and Sub shall have received a certificate signed on behalf of the Company by an officer of the Company, certifying that the condition set forth in Section 7.01(a) has been satisfied.

Section 7.03 Conditions to the Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver (to the extent permitted by applicable Law) on or prior to the Closing Date of the following conditions:

(a) Parent and Sub shall have performed in all material respects all obligations required to be performed by them under this Agreement at or prior to the Closing Date.

(b) The Company shall have received a certificate signed on behalf of Parent and Sub by an officer of Parent, certifying that the condition set forth in Section 7.03(a) has been satisfied.

ARTICLE VIII

Termination, Amendment and Waiver

Section 8.01 Termination. This Agreement may be terminated, and the Merger contemplated hereby may be abandoned, at any time prior to the Effective Time, whether before or after the Stockholder Approval has been obtained (except as provided herein), upon written notice (other than in the case of Section 8.01(a) below) from the terminating party to the non-terminating party specifying the subsection of this Section 8.01 pursuant to which such termination is effected:

(a) by mutual written consent of Parent and the Company;

(b) by either Parent or the Company, if:

(i) the Merger shall not have been consummated in accordance with the terms of this Agreement by 11:59 p.m., Eastern time, on the date that is twenty-four (24) months after the date of this Agreement (the “Initial Termination Date” and, such time and date as it may be extended pursuant to this Section 8.01(b)(i), the “Termination Date”) for any reason; provided, that if, as of the Initial Termination Date, all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (to the extent permitted by applicable Law), other than the occurrence of the Proxy Statement Clearance Date or the conditions set forth in Section 7.01(a) or Section 7.01(c) (solely to the extent in respect of Section 7.01(a)), Parent, by written notice to the Company, may extend the Initial Termination Date to 11:59 p.m., Eastern time, on the date that is twenty-seven (27) months after the date of this Agreement (the “First Extended Termination Date”); provided, further, if, as of the First Extended Termination Date, all conditions to this Agreement are satisfied (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at the Closing) or waived (to the extent permitted by applicable Law), other than the occurrence of the Proxy Statement Clearance Date or the conditions set forth in Section 7.01(a) or Section 7.01(c) (solely to the extent in respect of Section 7.01(a)), Parent, by written notice to the Company, may extend the First Extended Termination Date to 11:59 p.m., Eastern time, on the date that is thirty (30) months after the date of this Agreement; provided, however, that the right to terminate this Agreement under this Section 8.01(b)(i) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before the Termination Date and such action or failure to act constitutes a breach of this Agreement;

(ii) there shall be in effect (A) any applicable Law that makes the consummation of the Merger illegal or (B) any final, nonappealable Order that enjoins, prevents or prohibits or makes illegal the consummation of the Merger; or

(iii) the Stockholders Meeting shall have been held in compliance with Section 6.01, stockholders shall have voted on the adoption of this Agreement and the Stockholder Approval shall not have been obtained at the Stockholders Meeting or adjournment thereof;

(c) by Parent:

(i) prior to the time, but not after, the Stockholder Approval is obtained, if an Adverse Recommendation Change has occurred;

(ii) if the Company shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of condition set forth in Section 7.02(a) and (B) is incapable of being cured by the Termination Date or, if capable of being cured by the Company by such date, is not cured by the Company by the date that is forty-five (45) Business Days after written notice from Parent of such breach or failure; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.01(c)(ii) if Parent or Sub is then in material breach of this Agreement or if any representation or warranty of Parent or Sub shall have become untrue, in either case, so as to result in the failure of any of the conditions set forth in Section 7.03(a);

(d) by the Company:

(i) if Parent shall have breached any of its representations or warranties or failed to perform any of its covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of the condition set forth in Section 7.03(a) and (B) is incapable of being cured by the Termination Date or, if capable of being cured by Parent or Sub by such date, is not cured by Parent or Sub by the date that is forty-five (45) Business Days after written notice from the Company of such breach or failure; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.01(d)(i) if the Company is then in material breach of this Agreement or if any representation or warranty of the Company shall have become untrue, in either case, so as to result in the failure of any of the conditions set forth in Section 7.02(a); or

(ii) prior to obtaining the Stockholder Approval, if (A) the Company has received a Superior Proposal after the date of this Agreement, (B) the Company Board has authorized the Company to enter into, and the Company concurrently enters into, a definitive agreement to consummate the alternative transaction contemplated by such Superior Proposal in compliance with Section 5.02 and (C) prior to or concurrently with, and as a condition to, any such termination the Company pays or causes to be paid to Parent (or its designee) the Company Termination Fee and the Pfizer Termination Fee Refund, in each case pursuant to Section 8.02(b).

Section 8.02 Effect of Termination.

(a) In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.01, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Sub, Investor Sub or the Company, other than the last sentence of Section 6.02(a), this Section 8.02 and Article IX and except for any fraud or Willful Breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement (which fraud or Willful Breach and liability therefor shall not be affected by termination of this Agreement, any payment of the Company Termination Fee or any payment of the Pfizer Termination Fee Refund).

(b) In the event that (i) after the date of this Agreement and prior to the Stockholders Meeting, a Takeover Proposal has been publicly announced by any Person (other than Parent and its Affiliates) and has not theretofore been withdrawn and thereafter, (A) this Agreement is terminated by either Parent or the Company pursuant to Section 8.01(b)(iii) and (B) prior to the date that is twelve (12) months after such termination, (1) the Company or any of its Subsidiaries enters into any Acquisition Agreement with respect to any Takeover Proposal that is ultimately consummated or (2) any Takeover Proposal is consummated (solely for purposes of this Section 8.02(b), the term “Takeover Proposal” shall have the meaning set forth in the definition of Takeover Proposal contained in Section 5.02(c) except that all references to “20%” shall be deemed references to “50%”), (ii) this Agreement is terminated by Parent pursuant to Section 8.01(c)(i) or (iii) this Agreement is terminated by the Company pursuant to Section 8.01(d)(ii), then, in each such case, the Company shall (1) pay (or cause to be paid) to Parent a fee equal to $227,000,000 (the “Company Termination Fee”) and (2) reimburse Parent (or cause Parent to be reimbursed) for making the Pfizer Termination Fee payment by means of making a payment to Parent (or Investor Sub, as determined by Parent) equal to $190,000,000 (the “Pfizer Termination Fee Refund”), in each case by wire transfer of same-day funds (x) in the case of a termination described by Section 8.01(c)(i), within two (2) Business Days after such termination, (y) in the case of a termination described by Section 8.01(d)(ii), prior to or concurrently with, and as a condition to, the effectiveness of any such termination and (z) in the case of termination described by Section 8.01(b)(iii), within two (2) Business Days after the consummation of such Takeover Proposal, in each case to an account designated by Parent. For the avoidance of doubt, the Company Termination Fee and the Pfizer Termination Fee Refund shall be payable by the Company only once and not in duplication even though the Company Termination Fee and the Pfizer Termination Fee Refund may be payable by the Company under one or more provisions hereof. The parties hereto agree that if the Company Termination Fee and the Pfizer Termination Fee Refund becomes payable pursuant to this Section 8.02(b) and each is paid by the Company, then except for the expense reimbursement provided by the last sentence in Section 8.02(c) and any rights Parent or its Affiliates have in their capacity as holders of Series C Preferred Stock, (1) the Company Termination Fee and the Pfizer Termination Fee Refund shall be Parent’s sole and exclusive remedy for damages against the Company and its Affiliates and its and their representatives in connection with this Agreement, and (2) in no event shall Parent or any other Person seek to recover any other money damages or seek any other remedy based on a claim in Law or equity for any reason in connection with this Agreement.

(c) Each party hereto acknowledges that the agreements contained in this Section 8.02 are an integral part of the Transactions and that, without this Section 8.02, the parties would not have entered into this Agreement. Accordingly, if the Company fails promptly to pay the amount due pursuant to Section 8.02(b) and, in order to obtain such payment, Parent commences a Legal Proceeding that results in a judgment against the Company for all or any portion of such amount, the Company shall pay to Parent its reasonable costs and expenses (including attorneys’ fees and expenses) in connection with such Legal Proceeding and any appeal relating thereto, together with interest on the amount due at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made.

(d) Except as expressly set forth in this Agreement, including this Section 8.02, all fees and expenses incurred in connection with this Agreement, the Merger and the other Transactions shall be paid by the party incurring such fees or expenses, whether or not the Share Issuance or the Merger is consummated.

Section 8.03 Amendment. This Agreement may be amended by the parties hereto at any time, whether before or after the Stockholder Approval has been obtained; provided, that after the Stockholder Approval has been obtained, there shall be made no amendment that by Law requires further approval by Company Stockholders without the further approval of such stockholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

Section 8.04 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein; provided, that after the Stockholder Approval has been obtained, there shall be made no waiver that by Law requires further approval by the Company Stockholders without the further approval of such stockholders. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party which specifically sets forth the terms of such extension or waiver. The failure or delay by any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights nor shall any single or partial exercise by any party to this Agreement of any of its rights under this Agreement preclude any other or further exercise of such rights or any other rights under this Agreement.

ARTICLE IX

General Provisions

Section 9.01 Nonsurvival of Representations and Warranties. None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This Section 9.01 shall not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time.

Section 9.02 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent by email or sent by reputable overnight courier service and shall be deemed given when so delivered by hand or, if sent by courier service, one (1) Business Day following dispatch, or, if emailed, on the date transmitted (provided, that no “bounce back” or similar message of non-delivery is received with respect thereto), as follows (or at such other address for a party as shall be specified by notice given in accordance with this Section 9.02):

if to Parent, Sub or Investor Sub, to:

Novo Nordisk A/S

Novo Allé, DK- 2880, Bagsvaerd

Denmark

Email: [_______________]

Attention: Legal Department

with a copy (which shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Email:        [********]

               [********]

Attention:      William H. Aaronson

        Shanu Bajaj

if to the Company, to:

Metsera, Inc.

3 World Trade Center

175 Greenwich Street

New York, NY 10007

Attention: General Counsel

Email: legal@metsera.com

with a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Facsimile:      (212) 757-3990

Email:         [********]

              [********]

              [********]

Attention:     Scott A. Barshay

             Benjamin Goodchild

             [********]

Section 9.03 Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means (i) possession, direct or indirect, of the power to direct or cause direction of the management or policies of a person (whether through ownership of securities or other ownership interests, by contract or otherwise), or (ii) beneficial ownership of fifty percent (50%) or more (or the maximum ownership interest permitted by applicable Law giving control) of the voting securities or other ownership or general partnership interest (whether directly or indirectly) or other comparable equity interests in a person;

(b) “Antitrust Laws” means the Sherman Antitrust Act of 1890, the Clayton Antitrust Act of 1914, the HSR Act, the Federal Trade Commission Act of 1914, Council Regulation 139/2004 of the European Union and all other national, federal or state, domestic or foreign, if any, statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade, affecting competition or market conditions through merger, acquisition or other transaction or effectuating foreign investment, in any case that are applicable to the Merger;

(c) “Benefit Agreement” means (i) any employment, deferred compensation, change in control, severance, termination, employee benefit, loan, indemnification, retention, equity or equity-based compensation, consulting or similar Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, (ii) any Contract between the Company or any of its Subsidiaries, on the one hand, and any Company Personnel, on the other hand, the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Company of the nature contemplated by this Agreement (alone or in combination with any other event) or (iii) any trust or insurance Contract or other agreement to fund or otherwise secure payment of any compensation or benefit to be provided by the Company or any of its Subsidiaries to any Company Personnel;

(d) “Benefit Plan” means any bonus, pension, profit sharing, deferred compensation, incentive compensation, equity or equity-based compensation, performance, retirement, thrift, savings, cafeteria, paid time off, perquisite, fringe benefit, vacation, unemployment, severance, change in control, termination, retention, disability, death benefit, hospitalization, medical or other welfare benefit or other similar plan, program, policy, arrangement or understanding (whether oral or written, formal or informal, funded or unfunded and whether or not legally binding or subject to the Laws of the United States), sponsored, maintained, contributed to or required to be sponsored, maintained or contributed to by the Company, any of its Subsidiaries or any Commonly Controlled Entity, in each case, providing compensation or benefits to any Company Personnel, including the Company Stock Plans, but not including the Benefit Agreements;

(e) “Business Day” means any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York, New York or the nation of Denmark or the Delaware Secretary of State are authorized or required by Law to be closed or (iii) a day on which the principal offices of the SEC in Washington, D.C. are not open to accept filings;

(f) “Code” means the United States Internal Revenue Code of 1986, as amended;

(g) “Commonly Controlled Entity” means any Person that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or with respect to which the Company is otherwise jointly or severally liable under applicable Law;

(h) “Company Intellectual Property” means, collectively, all Owned Intellectual Property and Exclusively Licensed IP;

(i) “Company Personnel” means any current or former director, officer, employee, contractor or consultant of the Company or any of its Subsidiaries;

(j) “Company Regulatory Authority” means the FDA and any other applicable Governmental Entity that has regulatory authority over the nonclinical and clinical testing, development, design, quality, identity, safety, efficacy, manufacturing, storing, packaging labeling, marketing, distribution, commercialization, sale, pricing, import or export of the Product Candidates;

(k) “Company Regulatory Permit” means any and all licenses, permits, certifications, authorizations, approvals, registrations and enrollments required for the operation of the business of the Company or any of its Subsidiaries that are issued or enforced by a Governmental Entity with jurisdiction over any Healthcare Laws, including investigational new drug applications, new drug applications, supplemental new drug applications, abbreviated new drug applications, biologic license applications, as defined in 21 C.F.R. § 601.2, establishment registrations, as defined in 21 C.F.R. § 207, and product listings, as defined in 21 C.F.R. § 207, all supplements or amendments thereto, and all comparable Laws;

(l) “Company Representatives” means, collectively, each director, officer, employee, investment banker, attorney, accountant or other advisor or representative of the Company or any of its Subsidiaries;

(m) “Contract” means any loan or credit agreement, bond, debenture, note, mortgage, indenture, guarantee, lease or other contract, commitment, agreement, instrument, arrangement, understanding, obligation, undertaking or license, whether oral or written;

(n) “CVR” has the meaning set forth in the CVR Agreement.

(o) “CVR Agreement” means the Contingent Value Rights Agreement between Investor Sub and the Rights Agent, in substantially the form attached hereto as Exhibit C (subject to changes permitted by Section 6.12);

(p) “Exchange Act” means the Securities Exchange Act of 1934;

(q) “Exclusively Licensed IP” means all Intellectual Property that is exclusively licensed to the Company or any of its Subsidiaries for which the Company or any of its Subsidiaries controls prosecution;

(r) “Healthcare Laws” shall mean all other healthcare Laws and regulations applicable to the business of the Company, including, as applicable: (a) the FDCA and laws promulgated thereunder, including Good Clinical Practices, current Good Manufacturing Practice (cGMP) regulations as set out in 21 C.F.R. Parts 210 and 211 and 21 C.F.R. Parts 600-680; (b) the federal Medicare and Medicaid statutes (Title XVIII and Title XIX of the Social Security Act); (c) the Physician Payments Sunshine Act; (d) the federal Anti-Kickback Statute (42 U.S.C.A § 1320a7b(b)), the Anti-Kickback Act of 1986 (41 U.S.C. § 51 et seq.), Stark Law (42 U.S.C.A § 1395nn), False Claims Act (31 U.S.C.A § 3729 et seq.), Civil Monetary Penalties Law (42 U.S.C. §§ 1320a-7a), the False Claims Law (42 U.S.C. §1320a-7b(a)), the anti-inducement law (42 U.S.C. § 1320a-7a(a)(5)), the Exclusion law (42 U.S.C. § 1320a-7), the Deficit Reduction Act of 2005, the Patient Protection and Affordable Care Act of 2010 and all amendments thereto, the 21st Century Cures Act (Pub. L. 114-255); (e) state and federal pharmaceutical licensing, disclosure and reporting regulatory requirements, including any applicable state and federal controlled substance and drug diversion healthcare Laws and regulations, including the Federal Controlled Substances Act (21 U.S.C. § 801, et seq); (f) the Health Insurance Portability and Accountability Act of 1996, as amended by the Health Information and Technology for Economic and Clinical Health Act; (g) any and all other healthcare Laws and regulations related to healthcare-related fraud and abuse, false claims, kickbacks, non-clinical and clinical testing, management, manufacturing, remanufacturing, ownership, operation, storage, import, export, distribution, marketing, pricing, regulation, sale, promotion, warehousing, packaging, labeling, handling, testing, administration of, or payment for or reimbursement of products, other health care goods and items, or healthcare services; (h) regulations promulgated pursuant to any of the items referenced in sub-clauses (a) through (g), and any and all amendments or modifications made from time to time; and (i) any comparable foreign healthcare Laws and regulations;

(s) “Indebtedness” means any (i) indebtedness for borrowed money, (ii) indebtedness evidenced by any bond, debenture, note, mortgage, indenture or other debt instrument or debt security, (iii) accounts payable to trade creditors and accrued expenses not arising in the ordinary course of business, (iv) amounts owing as deferred purchase price for the purchase of any property, (v) liabilities arising out of interest rate and currency swap arrangements and any other arrangements designed to provide protection against fluctuations in interest or currency rates, (vi) liabilities under sale-and-leaseback transactions, agreements to repurchase securities sold, capital lease obligations and other similar financing transactions, (vii) liabilities arising from any breach of any of the foregoing or (viii) guarantees with respect to any indebtedness or obligation of a type described in clauses (i) through (vii) above of any other Person (other than, in the case of clauses (i), (ii) and (iv), accounts payable to trade creditors and accrued expenses, in each case arising in the ordinary course of business);

(t) “Intellectual Property” means all rights in or to the following, anywhere in the world, whether registered or unregistered: (i) patents, patent applications and registrations, including all divisions, continuations, continuations-in-part, renewals, reissues, extensions, reexamination, substitutions and the equivalents of any of the foregoing (collectively, “Patents”); (ii) trademarks, service marks, brand names, logos, symbols, trade dress, trade names, and other indicia of origin, together with all goodwill associated therewith and symbolized thereby (collectively, “Trademarks”); (iii) trade secrets, proprietary confidential information and know-how, including unpatented inventions, processes, procedures, techniques, schematics, algorithms, methods, formulae, drawings, blueprints, data, databases, data sets, compilations, prototypes, models (including data models), and designs (collectively, “Trade Secrets”); (iv) copyrights and published and unpublished works of authorship; (v) rights in software; (vi) domain names; and (vii) any other intellectual property or similar proprietary rights, together with all registrations, issuances, applications, renewals, extensions, restorations and reversions thereof;

(u) “Knowledge” means, with respect to any matter in question, the actual knowledge, of any of the Persons identified in Section 9.03(i) of the Company Letter;

(v) “Material Adverse Effect” means any state of facts, change, development, event, effect, condition, occurrence, action or omission (each, an “Effect”) that, individually or in the aggregate, would reasonably be expected to result in a material adverse effect on the business, assets, properties, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole; provided, that, in no event shall any of the following Effects, alone or in combination, be deemed to constitute, or be taken into account, in determining whether there has been, or would be, a Material Adverse Effect: (A) any change in general economic, regulatory, business, financial, market or political conditions in the United States or elsewhere in the world; (B) any change in conditions generally affecting the biopharmaceutical industry in the United States or elsewhere in the world; (C) any change in the credit, debt, financial or capital markets, in inflation, or in interest or exchange rates, in each case, in the United States or elsewhere in the world; (D) any change in GAAP or any other applicable accounting standards or the interpretation thereof or to any change in applicable Law or the interpretation thereof; (E) any outbreak, continuation or escalation of any military conflict or war (whether or not declared), political or civil unrest, armed hostilities, act of terrorism (including cyberterrorism), national disaster or any national or international calamity or responses of any Governmental Entity thereto; (F) any hurricane, flood, tornado, earthquake, fire, explosion or other natural disaster or act of God or changes resulting from weather conditions or responses of any Governmental Entity thereto; (G) the occurrence of any pandemics or disease outbreak, or the escalation or worsening thereof following the date of this Agreement; (H) any failure to meet internal or published projections, forecasts or revenue or earnings predictions for any period (provided that the underlying causes of such failures may constitute or be taken into account in determining whether there has been, or would be, a Material Adverse Effect); (I) any change in the price or trading volume of the Company Common Stock in and of itself (provided that the underlying causes of such change may constitute or be taken into account in determining whether there has been, or would be, a Material Adverse Effect); (J) any Effect resulting or arising from the identity of or any facts or circumstances relating to, or any actions taken or failed to be taken by Parent or any of its Subsidiaries; (K) the negotiation, execution, announcement or pendency of this Agreement or the Transactions (provided, that this clause (K) shall not apply with respect to any representation or warranty to the extent such representation or warranty addresses the consequences resulting from the execution and delivery of this Agreement, the performance of a party’s obligations hereunder or the consummation of the Transactions); (L) any action of the Company or any of its Subsidiaries required to be taken by the Company pursuant to this Agreement or taken with the prior written consent of Parent; (M) any regulatory or clinical changes, effects, developments or occurrences relating to any Product Candidate (including (1) regulatory, manufacturing or clinical events, developments, occurrences, circumstances, changes or effects, or actions resulting from any nonclinical (including internal and external research and discovery) or clinical studies (including compassionate use studies) sponsored by the Company or any of its Subsidiaries or any competitor of the Company or any of its Subsidiaries, or results of meetings with the FDA or other Governmental Entity (including any communications from any Governmental Entity in connection with such meetings), or any increased incidence or severity of any previously identified side effects, adverse effects, adverse events or safety observations or reports of new side effects, adverse events or safety observations, in each case, with respect to the Product Candidates (or any competitor’s products or product candidates), (2) the determination by, or the delay of a determination by, the FDA or any other Governmental Entity, or any panel or advisory body empowered or appointed thereby, with respect to the clinical hold, acceptance, filing, designation, approval, clearance, non-acceptance, hold, refusal to file, refusal to designate, non-approval, disapproval or non-clearance of any of the Product Candidates or any competitor’s product candidates, (3) FDA approval (or other clinical or regulatory developments), market entry or threatened market entry of any product competitive with or related to any of the Product Candidates or any competitor’s products or product candidates, or any guidance, announcement or publication by the FDA or other Governmental Entity relating to any Product Candidates or products or product candidates of any competitor, or (4) any manufacturing or supply chain disruptions or delays in manufacturing validation affecting Product Candidates or developments relating to reimbursement, coverage or payor rules with respect to any Product Candidates or the pricing of the Product Candidates); (N) any matters relating to the proposed or established pricing or reimbursement of any Product Candidates or, except due to acts of war, sabotage, terrorism, military action or natural disaster, to the manufacture thereof; (O) any action taken or breach of any contractual obligation or legal duty by Parent or any of its Affiliates, including any such action or breach relating to any collaboration or other commercial Contract or arrangement between Parent and the Company or any of their respective Affiliates; (P) any Transaction Litigation; or (Q) any matters disclosed in the Filed SEC Documents; provided, that with respect to clauses (A), (B), (C), (D), (E) and (F), such state of facts, change, development, event, effect, condition, occurrence, action or omission shall be taken into account in determining whether a Material Adverse Effect has occurred if and only to the extent it disproportionately adversely affects the Company and its Subsidiaries, taken as a whole, as compared with other companies operating in the industries and geographic markets in which the Company and its Subsidiaries conduct their business;

(w) “Order” means, with respect to any Person, any order, injunction, temporary restraining order, judgment, decision, determination, award, writ, ruling, stipulation, assessment or decree or other similar requirement of, or entered, enacted, adopted, promulgated or applied by, with or under the supervision of, a Governmental Entity or arbitrator;

(x) “Owned Intellectual Property” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries;

(y) “Parent Material Adverse Effect” means any Effect that, individually or in the aggregate with one or more other Effects, would or would reasonably be expected to prevent, materially impede or materially delay Sub or Parent from consummating the Merger on a timely basis and in any event on or before the Termination Date;

(z) “Per Share Subscription Amount” means an amount in cash equal to $[•].

(aa) “Permitted Liens” means (i) Liens for Taxes not yet due and payable or that are being contested in good faith through appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (ii) Liens for assessments and other governmental charges or landlords’, carriers’, warehousemen’s, mechanics’, repairmen’s, workers’ or similar Liens incurred in the ordinary course of business, (iii) Liens disclosed on and reflected in the Filed SEC Documents, (iv) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and similar obligations, (v) non-exclusive licenses and similar non-exclusive rights granted under Intellectual Property rights pursuant to clinical trial agreements, supply agreements or other similar agreements, in each case that are entered into in the ordinary course of business consistent with past practice and where the only services being provided are for the Company or its Subsidiaries and the grant of rights to use any Intellectual Property is incidental, and not material to, any performance under each such agreement, (vi) easements, covenants, rights-of-way, restrictions of record and other similar charges not materially interfering with the ordinary conduct of the Company’s business; (vii) zoning, building, subdivision or other similar requirements or restrictions, none of which interfere with the present use of the leased property or leased assets, (viii) Liens, charges, fees or assessments for business parks, industrial parks or other similar organizations not yet due or delinquent, (ix) mortgages and other Liens incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property or leased assets, (x) other Liens that would not, individually or in the aggregate, reasonably be expected to materially impair the continued use, operation or value of the properties or assets to which they relate and (xi) non-monetary Liens incurred in the ordinary course of business that would not reasonably be expected to interfere adversely in a material way with the use of the properties or assets encumbered thereby;

(bb) “Person” means any natural person, Governmental Entity, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, organization or other entity;

(cc) “Personal Data” means any information that identifies an individual, and any information defined as “personally identifiable information,” “personal information,” “personal data” or any similar information by any applicable Privacy Laws;

(dd) “Product Candidate” means the product candidates set forth on Section 9.03(ii) of the Company Letter;

(ee) “Registrable IP” means all Patents, Trademarks, Trademark applications, copyright registrations and domain names that are, in each case, registered or issued by, or subject to a pending application filed with, a Governmental Entity or domain name registrar;

(ff) “Representatives” means, in respect of a Person, its officers, directors, employees, investment bankers, attorneys and other advisors or representatives;

(gg) “Rights Agent” means [•];

(hh) “RSU” means a restricted stock unit with respect to a share of Company Common Stock;

(ii) “Series C Preferred Stock” means the Series C Non-Voting Convertible Preferred Stock, par value $0.00001 per share, of the Company being entitled to the rights and preferences set forth in the Series C Non-Voting Convertible Preferred Stock Certificate of Designation of Preferences, Rights and Limitations attached hereto as Exhibit B (the “Series C Preferred Stock Certificate of Designation”);

(jj) “Subscription Consideration” means (i) [•]2;

(kk) “Tax Return” means any federal, state or local (in each case, whether domestic or foreign) return, declaration, report, estimate, election, disclosure, form, information return, statement (including any statement pursuant to Treasury Regulation Section 1.6011-4(a)) or other document in each case filed or required to be filed with a Governmental Entity relating to Taxes (including any related or supporting information with respect thereto, any certificate, schedule or attachment thereto and including any amendment thereof);

(ll) “Taxes” means all federal, state and local (in each case, whether domestic or foreign) taxes, levies, imposts, fees, assessments, duties or similar charges of any kind whatsoever that are in the nature of an imposition, including all corporate franchise, income, sales, use, ad valorem, escheat, abandoned or unclaimed property, receipts, value-added, profits, license, withholding, employment, unemployment, severance, compensation, utility, excise, property, net worth, capital gains, transfer, stamp, documentary, social security, payroll, environmental, alternative minimum, occupation, windfall profits, premium, goods and services, branch, capital stock, estimated, recapture and other taxes, and including any interest, fines, penalties or additions imposed with respect thereto.

(mm) “Taxing Authority” means any Governmental Entity exercising authority in respect of the assessment or collection of any Taxes.

(nn) a “Subsidiary” of any Person means any other Person (i) 50% or more of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority of such other Person are, now or hereafter, owned or controlled, directly or indirectly, by such first Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists, or (ii) which does not have outstanding shares or securities with such right to vote, as may be the case in a partnership, joint venture or unincorporated association, but 50% or more of whose ownership interest representing the right to make the decisions for such other Person is, now or hereafter, owned or controlled, directly or indirectly, by such first Person, but such other Person shall be deemed to be a Subsidiary only so long as such ownership or control exists;

[2]

Note to Draft: To be an amount of cash fixed at signing that is equal to the sum of (1) the product of (A) the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the signing of this Agreement multiplied by (B) an amount in cash equal to $56.50; plus (2) the Aggregate Fixed Cash Option Payment Amount; plus (3) $125,000,000.

(oo) “Willful Breach” means, with respect to any representation, warranty, agreement or covenant in this Agreement, an act or omission taken or omitted to be taken that the breaching party intentionally takes (or intentionally fails to take) and knows (or reasonably should have known) would, or would reasonably be expected to, cause a material breach of such representation, warranty, agreement or covenant (including a failure to cure the resulting circumstances of such breach).

Section 9.04 Exhibits; Interpretation. The headings contained in this Agreement or in any Exhibit hereto and in the Table of Contents to this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. Any capitalized terms used in any Exhibit but not otherwise defined therein shall have the meaning as defined in this Agreement. When a reference is made in this Agreement to an Article, Section or Exhibit, such reference shall be to an Article or Section of, or an Exhibit to, this Agreement unless otherwise indicated. The disclosure contained in any section of the Company Letter shall be deemed to be disclosed with respect to any other Section of this Agreement to the extent that it is reasonably apparent from the face of such disclosure that such disclosure is applicable to such other Section of this Agreement, notwithstanding the presence or absence of a specific cross-reference thereto. The covenants and obligations set forth in the Company Letter are hereby incorporated into this Agreement, and each party shall perform such covenants and obligations as if fully set forth herein. For all purposes hereof, the terms “include,” “includes” and “including” shall be deemed followed by the words “without limitation.” The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context otherwise requires, the terms “neither,” “nor,” “any,” “either” and “or” are not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if.” References to “days” shall mean “calendar days” unless expressly stated otherwise. References to “from” or “through” any date mean, unless otherwise specified, from and including or through and including such date, respectively. No summary of this Agreement or any Exhibit, Schedule or other document delivered herewith prepared by or on behalf of any party shall affect the meaning or interpretation of this Agreement or such Exhibit or Schedule. Any reference in this Agreement to a date or time shall be deemed to be such date or time in the City of New York, New York, U.S.A., unless otherwise specified. If this Agreement refers to any information or documents having been “made available” to Parent by the Company or its Subsidiaries, such obligation shall be deemed satisfied if such information or document (i) has been made available in the certain virtual data room maintained by the Company through Datasite and that Parent and Parent’s representatives have been granted access to or otherwise provided to Parent or its representatives (including by email), in each case, prior to the execution and delivery of this Agreement or (ii) is publicly available in the EDGAR database of the SEC prior to the date of this Agreement. Any Contract, instrument or Law defined or referred to herein means such Contract, instrument or Law as from time to time amended, modified or supplemented (provided, that for purposes of any representations and warranties contained in this Agreement that are made as of a specific date or dates, references to any statute shall be deemed to refer to (x) such statute, as amended, and (y) any rules or regulations promulgated thereunder, in each case, as of such date, and (z) such deemed inclusion shall not apply with respect to any reference to a Contract in the Company Letter). The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms, and words denoting any gender include all genders. Where a word or phrase is defined in this Agreement, each of its other grammatical forms has a corresponding meaning. References to a Person are also to its permitted successors and assigns.

Section 9.05 Counterparts. This Agreement may be executed in one or more counterparts (including by .pdf, .tif, .gif, .jpg or similar attachment to email (any such delivery, an “Electronic Delivery”)), all of which shall be considered one and the same agreement and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties. No party may raise the use of an Electronic Delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an Electronic Delivery, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Section 9.06 Entire Agreement; No Third-Party Beneficiaries. This Agreement (a) together with any Exhibit hereto, the Company Letter, the CVR Agreement, the Voting Agreement, the Registration Rights Agreement and the exhibits, schedules and annexes thereto, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, except for the Confidentiality Agreement, and (b) except for the provisions in Section 8.02, is not intended to confer upon any Person other than the parties hereto (and their respective successors and assigns) any rights (legal, equitable or otherwise) or remedies, whether as third-party beneficiaries or otherwise.

Section 9.07 Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of Laws thereof.

Section 9.08 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent, Sub and Investor Sub may assign, in their sole discretion, any or all of their rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve the assigning party of its obligations under this Agreement if such assignee does not perform such obligations. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by, the parties hereto and their respective successors and permitted assigns.

Section 9.09 Consent to Jurisdiction; Service of Process; Venue. Each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), for the purposes of any suit, action or other proceeding arising out of this Agreement, the Merger or any other Transaction (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its Subsidiaries except in such courts). Each of the parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the parties hereto irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, the Merger or any of the other Transactions in the Chosen Courts, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR OTHER PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.10.

Section 9.11 Enforcement. The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy, would occur and that the Parties would not have an adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy to which they are entitled at Law or in equity, the parties hereto shall be entitled to an injunction or injunctions to prevent breaches or threatened or anticipated breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chosen Courts, without proof of damages or otherwise and without necessity of posting a bond or other form of security. In the event that any action or proceeding should be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law. The parties agree that the right of specific performance is an integral part of the Transactions and without that right, none of the parties would have entered into this Agreement.

Section 9.12 Consents and Approvals. For any matter under this Agreement requiring the consent or approval of any party to be valid and binding on the parties hereto, such consent or approval must be in writing and executed and delivered to the other parties by a Person duly authorized by such party to do so.

Section 9.13 Severability. If any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of any other provision hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF, Parent, Sub, Investor Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

METSERA, INC.

By:
Name:
Title:

[Signature Page to Merger Agreement]

NOVO NORDISK A/S

By:
Name:
Title:

NN US INVEST, INC.

By:
Name:
Title:

NN US INVEST, INC.

By:
Name:
Title:

[Signature Page to Merger Agreement]

Exhibit B

PRIVILEGED AND CONFIDENTIAL

METSERA, INC.

CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF

SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

THE UNDERSIGNED DOES HEREBY CERTIFY, on behalf of Metsera, Inc., a Delaware corporation (the “Company”), that the following resolution was duly adopted by the Board of Directors of the Company (the “Board of Directors”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware (the “DGCL”), on [•], 2025, which resolution provides for the creation of a series of the Company’s Preferred Stock, par value $0.00001 per share, which is designated as “Series C Non-Voting Convertible Preferred Stock,” with the preferences, rights and limitations set forth therein relating to dividends, conversion, redemption, dissolution and distribution of assets of the Company.

WHEREAS: the Amended and Restated Certificate of Incorporation of the Company (as amended from time to time, the “Certificate of Incorporation”), provides for a class of its authorized stock known as Preferred Stock, consisting of 10,000,000 shares, $0.00001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series.

RESOLVED: that, pursuant to authority conferred upon the Board of Directors by the Certificate of Incorporation, (i) a series of Preferred Stock of the Company be, and hereby is, authorized by the Board of Directors, (ii) the Board of Directors hereby authorizes the issuance of [•] shares of “Series C Non-Voting Convertible Preferred Stock” pursuant to the terms of the Merger Agreement (as defined below), and (iii) the Board of Directors hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, of such shares of such series of Preferred Stock, in addition to any provisions set forth in the Certificate of Incorporation that are applicable to the Preferred Stock of all classes and series, as follows:

TERMS OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK

1. Definitions. For the purposes hereof, the following terms shall have the following meanings:

“10-Day VWAP” means, with respect to any Transfer, the volume weighted average price of the shares of Common Stock traded on Nasdaq Global Select Market (or any other principal trading market on which shares of Common Stock are listed) for the ten (10) consecutive Trading Days ending on the first Trading Day immediately preceding the date of the definitive agreements for such Transfer (or if such volume-weighted average price is unavailable, the market value of one share of Common Stock determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained for this purpose by the Company).

“Affiliate” or “Affiliated” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first person. For purposes of this definition, “control” (including, with correlative meanings, “controlled by,” “controlling” and “under common control with”) means (i) possession, direct or indirect, of the power to direct or cause direction of the management or policies of a Person (whether through ownership of securities or other ownership interests, by contract or otherwise), or (ii) beneficial ownership of fifty percent (50%) or more of the voting securities or other ownership or general partnership interest (whether directly or indirectly) or other comparable equity interests in a Person.

“Applicable Law” means the laws, rules and regulations of any relevant jurisdiction, including, but not limited to, all rules issued or promulgated by the relevant stock exchange, any clearing house and/or other regulatory authority whose rules and regulations shall from time to time affect the activities of the Holder and the Company.

“Business Day” means any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York, New York or the nation of Denmark or the Delaware Secretary of State are authorized or required by Applicable Law to be closed or (iii) a day on which the principal offices of the Commission in Washington, D.C. are not open to accept filings.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the Company’s common stock, par value $0.00001 per share, and stock of any other class of securities into which such securities may hereafter be reclassified, changed, converted or exchanged.

“Company” means Metsera, Inc., a Delaware corporation.

“Conversion Date” means (i) the effective date of the relevant Transfer giving rise to an Automatic Conversion or (ii) the date the applicable Holder complies with the relevant procedures for an Optional Conversion as specified herein.

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Series C Non-Voting Convertible Preferred Stock in accordance with the terms hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Holder” means a holder of shares of Series C Non-Voting Convertible Preferred Stock.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of [•], 2025 by and among the Company, Novo Nordisk A/S, a Danish aktieselskab, and Novo Nordisk US Research Investments Holdings, Inc., a Delaware corporation, as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Permitted Transfer” means, with respect to Series C Non-Voting Convertible Preferred Stock, any Transfer to any Permitted Transferee.

“Permitted Transferee” means (i) any Holder, (ii) any Affiliate of a Holder and (iii) any Person to whom shares of Series C Non-Voting Convertible Preferred Stock are Transferred with the prior written consent of the Company (not to be unreasonably withheld).

“Preference Redemption Price” means an amount in cash equal to the Subscription Consideration (as defined in the Merger Agreement).

“Trading Day” means a day on which trading in the shares of Common Stock generally occurs on the Nasdaq Global Select Market or, if the shares of Common Stock are not then listed on the Nasdaq Global Select Market, on the principal other U.S. national or regional securities exchange on which the shares of Common Stock are then listed or, if the shares of Common Stock are not then listed on a U.S. national or regional securities exchange, on the principal other market on which the shares of Common Stock are then listed or admitted for trading.

“Transfer” means a direct or indirect sale, assignment, transfer, pledge, offer, exchange, disposition, encumbrance, alienation or other disposition.

2. Designation, Amount and Par Value. The series of Preferred Stock shall be designated as the Company’s Series C Non-Voting Convertible Preferred Stock (the “Series C Non-Voting Convertible Preferred Stock”) and the number of shares so designated shall be [•]1. Each share of Series C Non-Voting Convertible Preferred Stock shall have a par value of $0.00001 per share. [•]2 shares of Series C Non-Voting Convertible Preferred Stock shall be referred to herein as Series C-1 Non-Voting Convertible Preferred Stock (the “Series C-1 Non-Voting Convertible Preferred Stock”); [•]3 shares of Series C Non-Voting Convertible Preferred Stock shall be referred to herein as Series C-2 Non-Voting Convertible Preferred Stock (the “Series C-2 Non-Voting Convertible Preferred Stock”); and [•]4 shares of Series C Non-Voting Convertible Preferred Stock shall be referred to herein as Series C-3 Non-Voting Convertible Preferred Stock (the “Series C-3 Non-Voting Convertible Preferred Stock”).

[1]

Note to Draft: Issued Shares to equal a number of shares of preferred stock that are in the aggregate convertible into a number of shares of Company Common Stock that represent 50% (on a post-issuance basis) of the economic interest of Messi on a fully diluted shares basis calculated in accordance with the treasure stock method.

[2]	Note to Draft: To be 50% of the total shares of initially issued Series C Non-Voting Convertible Preferred Stock.
[3]	Note to Draft: To be 50% of the total shares of initially issued Series C Non-Voting Convertible Preferred Stock.
[4]

Note to Draft: To be sufficient number of shares of Series C Non-Voting Convertible Preferred Stock to ensure total amount available under interim funding is convertible as per the conversion price set forth in Section 6.11 of the Company Letter.

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3. Dividends. Holders shall be entitled to receive, and the Company shall pay, dividends on shares of the Series C Non-Voting Convertible Preferred Stock (on an as-if-converted-to-Common-Stock basis using the Conversion Ratio on the record date for such dividends) equal to and in the same form, and in the same manner, as dividends (other than dividends on shares of the Common Stock payable in the form of Common Stock) actually paid on shares of the Common Stock when, as and if such dividends (other than dividends payable in the form of Common Stock) are paid on shares of the Common Stock; provided, that the Holders shall not be entitled to receive any portion of the Special Dividend (as defined in the Merger Agreement) paid at any time by the Company in accordance with Section 1.02(a) of the Merger Agreement. Other than as set forth in the previous sentence, no dividends shall be paid on shares of Series C Non-Voting Convertible Preferred Stock, and the Company shall pay no dividends (other than dividends payable in the form of Common Stock in compliance with Section 8.1) on shares of the Common Stock, unless it simultaneously complies with the previous sentence.

4. Voting Rights.

4.1 Except as otherwise provided herein or as otherwise required by the General Corporation Law of the State of Delaware (the “DGCL”), the Series C Non-Voting Convertible Preferred Stock shall have no voting rights. However, as long as any shares of Series C Non-Voting Convertible Preferred Stock are outstanding, the Company shall not (including by merger, conversion or otherwise), without the affirmative vote or written waiver of the holders of a majority of the then outstanding shares of the Series C Non-Voting Convertible Preferred Stock, alter or change adversely the powers, preferences or rights given to the Series C Non-Voting Convertible Preferred Stock or alter or amend this Certificate of Designation of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”), amend or repeal any provision of, or add any provision to, the Certificate of Incorporation or Amended and Restated Bylaws of the Company, as amended, or file any certificates of amendment, certificate of designations, preferences, limitations and relative rights of any series of Preferred Stock, in each case, if such action would adversely alter or change the preferences, rights, privileges or powers of, or restrictions provided for the benefit of the Series C Non-Voting Convertible Preferred Stock. Holders of shares of Common Stock duly acquired upon the conversion of shares of Series C Non-Voting Convertible Preferred Stock shall be entitled to the same voting rights as each other holder of Common Stock.

4.2 Any vote required or permitted under Section 4.1 may be taken at a meeting of the Holders or through the execution of an action by written consent in lieu of such meeting or other written waiver by such stockholders, provided that the consent or waiver is executed by Holders representing a majority of the outstanding shares of Series C Non-Voting Convertible Preferred Stock.

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5. Rank; Liquidation.

5.1 The Series C Non-Voting Convertible Preferred Stock shall rank on parity with the Common Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntarily or involuntarily (a “Liquidation”).

5.2 Upon any Liquidation, each Holder shall be entitled to receive out of the assets, whether capital or surplus, of the Company the same amount that a holder of Common Stock would receive as if the Series C Non-Voting Convertible Preferred Stock were fully converted to Common Stock which amounts shall be paid pari passu with all holders of Common Stock, plus an additional amount equal to any dividends declared on but unpaid to such shares. If, upon any such Liquidation, the assets of the Company shall be insufficient to pay the Holders of shares of the Series C Non-Voting Convertible Preferred Stock the amount required under the preceding sentence, then all remaining assets of the Company shall be distributed ratably to the Holders and the holders of Common Stock in accordance with the respective amounts that would be payable on all such securities if all amounts payable thereon were paid in full. For the avoidance of any doubt, a Fundamental Transaction shall not be deemed a Liquidation unless the Company expressly declares that such Fundamental Transaction shall be treated as if it were a Liquidation.

6. Transfer.

6.1 No Holder may Transfer any share of Series C Non-Voting Convertible Preferred Stock except (x) in a Permitted Transfer, (y) if required by Applicable Laws or (z) with the Company’s prior written consent (not to be unreasonably withheld, conditioned or delayed); provided, however, the restriction on Transfer set forth in this Section 6.1 shall expire as follows:

6.1.1

on the first anniversary of the termination of the Merger Agreement, the restriction on Transfer set forth in Section 6.1 shall expire with respect to the Series C-1 Non-Voting Convertible Preferred Stock and all such shares may be Transferred in accordance with this Article 6; and

6.1.2

on the second anniversary of the termination of the Merger Agreement, the restriction on Transfer set forth in Section 6.1 shall expire with respect to the Series C-2 Non-Voting Convertible Preferred Stock and the Series C-3 Non-Voting Convertible Preferred Stock and all such shares may be Transferred in accordance with this Article 6.

6.2 In addition to the restriction on Transfers in Section 6.1, (i) any Transfer of a share of Series C Non-Voting Convertible Preferred Stock (including any conversion of such share into a share of Common Stock) must comply with all Applicable Law, and not result in a breach of such Applicable Law, including Nasdaq Rule 5635(b), if applicable, by the transferee, transferor or the Company and (ii) except for Transfers in a Permitted Transfer, Transfers required by Applicable Law or Transferee with the Company’s prior written consent, a Holder may not Transfer in any thirty (30) calendar day period more than [•]4 shares of Series C Non-Voting Convertible Stock in aggregate unless the price per share of Series C Non-Voting Convertible Stock in such Transfer is greater than the product of (x) the Conversion Ratio then in effect and (y) the 10-Day VWAP.

[4]	Note to Draft: To be 20% of the shares of Series C Non-Voting Convertible Stock issued as of the signing date.

5

6.3 Any purported transfer of Series C Non-Voting Convertible Preferred Stock in violation of this Certificate of Designations shall be null and void ab initio, and no such transfer shall be recorded on the Company’s books and the purported transferee in any such Transfer shall not be treated (and the Holder proposing to make any such Transfer shall continue to be treated) as the owner of such shares of Series C Non-Voting Convertible Preferred Stock for all purposes of this Certificate of Designations. Each Holder shall pay all reasonable and documented out-of-pocket costs and expenses incurred by the Company in connection with any Transfer of Preferred Stock by such Holder.

7. Conversion.

7.1 No Conversion. Except as set forth in this Section 7, no share of Series C Non-Voting Convertible Preferred Stock shall be convertible into shares of Common Stock or any other security of the Company.

7.2 Automatic Conversion. Effective immediately as of any Transfer (other than any Transfer to a Permitted Transferee), each share of Series C Non-Voting Convertible Preferred Stock shall automatically convert into a number of shares of Common Stock equal to the Conversion Ratio (as defined below) (the “Automatic Conversion,” and such converted Series C Non-Voting Convertible Preferred Stock, the “Automatically Converted Stock”). Automatically Converted Stock shall be automatically cancelled upon the Automatic Conversion and converted into the corresponding Conversion Shares, which shares shall be issued in book entry or certificated form within two Business Days of the Conversion Date in accordance with Section 7.6.1 and without any action on the part of the Holders.

7.3 Optional Conversion.

7.3.1 At any time or from time to time on one or more occasions prior to the termination of the Merger Agreement, any Holder may, in its discretion, convert any or all of the shares of Series C Non-Voting Convertible Preferred Stock held by it into a number of shares of Common Stock equal to the product of the Conversion Ratio and the number of shares of Series C Non-Voting Convertible Preferred Stock being converted (any such conversion, an “Optional Conversion,” and any such converted Series C Non-Voting Convertible Preferred Stock, the “Optionally Converted Stock” and, together with the Automatically Converted Stock, the “Converted Stock”) such Optional Conversion is permitted by Applicable Law. Any Holder electing an Optional Conversion shall notify the Company of its intent by delivering to the Company a notice of conversion in substantially the form attached hereto as Annex A specifying (i) the number of shares of Optionally Converted Stock it intends to convert and (ii) the

6

intended date to effect such conversion, and if required, furnish appropriate endorsement and transfer documents. Optionally Converted Stock shall be cancelled by the Company and converted into the corresponding Conversion Shares, which shares shall be issued in book entry or certificated form within two Business Days of the Conversion Date in accordance with Section 7.6.1 and without any action on the part of the Holders.

7.4 Notwithstanding the cancellation of the Converted Stock upon any Automatic Conversion or Optional Conversion, Holders of Converted Stock6 shall continue to have any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert the Converted Stock.

7.5 Conversion Ratio. The “Conversion Ratio” for each share of Series C Non-Voting Convertible Preferred Stock shall be [•]7 shares of Common Stock issuable upon the conversion of each share of Series C Non-Voting Convertible Preferred Stock (corresponding to a ratio of [•]:1), subject to adjustment as provided herein.

7.6 Mechanics of Conversion.

7.6.1 Delivery of Certificate or Electronic Issuance. Within not later than two (2) Business Days after the applicable Conversion Date, the Company shall either: (a) electronically transfer such Conversion Shares by crediting the account of the Holder’s prime broker with DTC through its DWAC system or (b) if so requested by the Holder, deliver, or cause to be delivered, to the Holder a physical certificate or certificates representing the number of Conversion Shares being acquired upon the conversion of shares of Series C Non-Voting Convertible Preferred Stock. All Conversion Shares will upon delivery be duly and validly issued and fully paid and non-assessable, free and clear of all liens, charges and any other limitations or restriction (including any restriction on the right to vote, sell or otherwise dispose of such shares).

7.6.2 Reservation of Shares Issuable Upon Conversion. The Company covenants that at all times it will reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Series C Non-Voting Convertible Preferred Stock, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holders of the Series C Non-Voting Convertible Preferred Stock, not less than such aggregate number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 8) upon the conversion of all outstanding shares of Series C Non-Voting Convertible Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and non-assessable.

6	Note to Draft: A Holder of Converted Stock may not become a holder of Conversion Shares if the Company fails to convert the Converted Stock.
[7]	Note to Draft: Ratio to be calibrated to provide Nottingham with 50% of the economic interests in the Company given the number of authorized common and preferred shares.

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7.6.3 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series C Non-Voting Convertible Preferred Stock, no certificates or scrip for any such fractional shares shall be issued and no cash shall be paid for any such fractional shares. Any fractional shares of Common Stock that a Holder of Series C Non-Voting Convertible Preferred Stock would otherwise be entitled to receive shall be aggregated with all fractional shares of Common Stock issuable to such Holder and any remaining fractional shares shall be rounded up to the nearest whole share.

7.6.4 Transfer Taxes. The issuance of certificates for the Conversion Shares shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the registered Holder(s) of the Converted Stock and the Company shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

7.7 Status as Stockholder. Upon each Conversion Date, (i) the shares of Series C Non-Voting Convertible Preferred Stock being converted shall be deemed converted into shares of Common Stock and (ii) the Holder’s rights as a holder of Converted Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and to any remedies provided herein or otherwise available at law or in equity to such Holder because of a failure by the Company to comply with the terms of this Certificate of Designation. In all cases, the Holder shall retain all of its rights and remedies for the Company’s failure to convert Series C Non-Voting Convertible Preferred Stock.

8. Certain Adjustments.

8.1 Stock Dividends and Stock Splits. Other than with respect to the Special Dividend, if the Company, at any time while any shares of this Series C Non-Voting Convertible Preferred Stock are outstanding: (A) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon conversion of this Series C Non-Voting Convertible Preferred Stock) with respect to the then outstanding shares of Common Stock; (B) subdivides outstanding shares of Common Stock into a larger number of shares; or (C) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, then the Conversion Ratio shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately after such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately before such event (excluding any treasury shares of the Company). Any adjustment made pursuant to this Section 8.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or combination.

8.2 Other Anti-dilution Adjustments. The Company will at all times in good faith assist in the carrying out of all the provisions of this Certificate of Designation and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of any Holder against impairment or dilution consistent with the intent and principles expressed

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herein. In addition to any adjustment to the Conversion Ratio as set forth in Section 8.1, if any event or occurrence shall occur as to which the failure to make any adjustment to the Conversion Ratio and/or the number of shares or other assets or property issuable upon conversion of the Series C Non-Voting Convertible Preferred Stock would adversely affect the conversion rights or value represented by the Series C Non-Voting Convertible Preferred Stock, then, in each such case, the Company shall determine the adjustment, if any, on a basis consistent with the essential intent and principles herein, necessary to preserve, without dilution, the conversion rights and value represented by the Series C Non-Voting Convertible Preferred Stock. Notice of each such determination shall be given to each Holder of the Series C Non-Voting Convertible Preferred Stock within ten (10) days of such determination in the manner set forth in Section 11. Other than the Special Dividend, in the event of any dividend or distribution by the Company of assets or property (including shares of any other Person) on or with respect to the Common Stock, or any exchange of the shares of Common Stock into any other assets, property or securities, unless a holder of the Series C Non-Voting Convertible Preferred Stock already received the assets, property or securities, the Series C Non-Voting Convertible Preferred Stock will be equitably adjusted to permit the Holder to receive upon conversion the assets, property or securities that would have been received if the Series C Non-Voting Convertible Preferred Stock had been converted immediately prior to the earlier of the record date and the effective date for such dividend, distribution or exchange.

8.3 Calculations. All calculations under this Section 8 shall be made to the nearest cent or the nearest 1/100,000th of a share, as the case may be. For purposes of this Section 8, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Company) issued and outstanding.

9. Redemption.

9.1 The Company shall redeem all, but not less than all, of the issued and outstanding shares of Series C Non-Voting Convertible Preferred Stock upon either (i) the closing of the transaction that is the subject of the definitive agreement (such agreement, relative to the Merger Agreement, a “Topping Bid Agreement”) that the Company enters into concurrently with the termination of the Merger Agreement pursuant to Section 8.01(d)(ii) of the Merger Agreement (or any equivalent definitive agreement (which relative to the Topping Bid Agreement), would itself be a Topping Bid Agreement) in respect of any Topping Bid Agreement or (ii) the closing of a Subsequent Transaction (as defined below) (either of (i) or (ii), a “Preference Redemption Event”), at the Preference Redemption Price; provided, that, upon a Preference Redemption Event in the event of a Subsequent Transaction as described in clause (ii), the Holders may elect to receive upon notice to the Company, in lieu of the Preference Redemption Price, the same kind and amount of consideration as holders of Common Stock are entitled to receive in such Subsequent Transaction, on an as-converted basis; provided further that if any portion of the

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consideration is non-cash (such portion, “Non-Cash Consideration”), and the Holders cannot receive the Non-Cash Consideration under Applicable Law (after filing a Notification and Report Form under the Hart-Scott-Rodine Antitrust Improvements Act of 1976, as amended, for the receipt of such Non-Cash Consideration and the passing of thirty (30) calendar days)) then, unless the Holder elects in its discretion to take additional steps to receive the Non-Cash Consideration, such Holder shall receive (concurrently with the receipt by the holders of Common Stock of the consideration) an amount in cash equal to the fair market value of such Non-Cash Consideration calculated (x) in the case the Non-Cash Consideration consists of any publicly traded securities, by taking the volume weighted average price of such securities on the principal trading market on which securities are listed for the ten (10) consecutive trading days ending on the first trading day immediately preceding the date of Preference Redemption Event or (y) in the case of any other Non-Cash Consideration in good faith by the Company and the Holder, each acting reasonably. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Subsequent Transaction, then the Holders shall be given the same choice upon any Preference Redemption Event. A “Subsequent Transaction” is a transaction (A) for which an Acquisition Agreement is entered into (x) following the termination of the Merger Agreement pursuant to Section 8.01(b)(iii) of the Merger Agreement, and (y) either (1) prior to [date]6 (the “Subsequent Transaction Date”) or (2) prior to [date]7 following material substantive discussions that were commenced prior to the Subsequent Transaction Date or (B) is consummated during the period following the termination of the Merger Agreement pursuant to Section 8.01(b)(iii) of the Merger Agreement prior to the Subsequent Transaction Date. The terms of any agreement to which the Company is a party and pursuant to which a Topping Bid Agreement or a Subsequent Transaction is effected shall include terms requiring the parties thereto to comply with the provisions of this Section 9.1.

9.2 If, at any time while this Series C Non-Voting Convertible Preferred Stock is outstanding, (A) the Company effects any merger, conversion or consolidation of the Company with or into another Person or any stock sale to, or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, share exchange or scheme of arrangement) with or into another Person (other than such a transaction in which (x) the Company is the surviving or continuing entity and (y) the shares of Common Stock and Series C Non-Voting Convertible Preferred Stock remain outstanding), (B) the Company effects any sale, lease, transfer or exclusive license of all or substantially all of its assets in one transaction or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which more than 50% of the Common Stock not held by the Company or such Person is exchanged for or converted into other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant (other than as a result of a dividend, subdivision or combination covered by Section 8.1) to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (such transaction (excluding, in all cases, any transaction constituting a Preference Redemption Event pursuant to Section 9.1), a “Fundamental Transaction”), then the Company shall, concurrently with or immediately prior to such Fundamental Transaction, redeem all, but not less than all, of the issued and outstanding shares of Series C Non-Voting Convertible Preferred Stock (a “Fundamental Transaction Redemption Event” and, together with a Preference Redemption Event, the “Redemption Events”) for the same kind and amount of securities, cash or property as such Holder would have been entitled to receive upon the occurrence of such Fundamental Transaction as if it had converted the Series C Non-Voting Convertible Preferred Stock immediately prior to such Fundamental Transaction (the “Alternate Consideration”); provided that if any portion of the consideration is Non-Cash Consideration, and the Holders cannot receive the Non-Cash

[6]	Note to Draft: To be 24 months after signing.
[7]	Note to Draft: To be one year after the above-referenced 24 months period.

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Consideration under Applicable Law then, unless the Holder elects to receive the Non-Cash Consideration, such Holder shall receive (concurrently with the receipt by the holders of Common Stock of the consideration) an amount in cash equal to the fair market value of such Non-Cash Consideration calculated (x) in the case the Non-Cash Consideration consists of any publicly traded securities, by taking the volume weighted average price of such securities on the principal trading market on which securities are listed for the ten (10) consecutive trading days ending on the first trading day immediately preceding the date of Fundamental Transaction Redemption Event or (y) in the case of any other Non-Cash Consideration, in good faith by the Company and the Holder, each acting reasonably. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holders shall be given the same choice upon any Fundamental Transaction Redemption Event. The terms of any agreement to which the Company is a party and pursuant to which a Fundamental Transaction is effected shall include terms requiring the parties thereto to comply with the provisions of this Section 9.2.

9.3 In connection with a Redemption Event, the Company shall promptly provide written notice thereof to each Holder (which shall be not less than 10 Business Days prior to the Redemption Event). The notice shall state (i) the date of the Redemption Event, (ii) the Preference Redemption Price or the Alternate Consideration, as applicable, (iii) the redemption date (which shall be the date of the Redemption Event) and (iv) if any Series C Non-Voting Convertible Preferred Stock is issued in certificated form, the place or method for surrendering certificates.

9.4 Each Holder shall be required to surrender the certificates, if any, representing such shares to the Company (or comply with applicable procedures if uncertificated) in exchange for payment on a Redemption Event.

9.5 Except as provided in Section 9.1 and Section 9.2, the shares of Series C Non-Voting Convertible Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Company to purchase such shares to the extent otherwise permitted hereby and by Applicable Law.

10. Series C Non-Voting Convertible Preferred Stock Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders in accordance with Section 11), a register for the Series C Non-Voting Convertible Preferred Stock, in which the Company shall record the name, address, and electronic mail address of each Holder in whose name the shares of Series C Non-Voting Convertible Preferred Stock have been issued or transferred. The Company may deem and treat the registered Holder of shares of Series C Non-Voting Convertible Preferred Stock as the absolute owner thereof for the purpose of any conversion thereof and for all other purposes. The Company shall keep the register open and available at all times during business hours for inspection by any Holder of Series C Non-Voting Convertible Preferred Stock or his, her or its legal representatives.

11. Notices. Any notice required or permitted by the provisions of this Certificate of Designation to be given to a Holder of shares of Series C Non-Voting Convertible Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Company, or given by electronic transmission in compliance with the provisions of the DGCL, and shall be deemed given in accordance with Section 232 of the DGCL.

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12. Book-Entry; Certificates. The Series C Non-Voting Convertible Preferred Stock will be issued in book-entry form; provided that, if a Holder requests that such Holder’s shares of Series C Non-Voting Convertible Preferred Stock be issued in certificated form, the Company will instead issue a stock certificate to such Holder representing such Holder’s shares of Series C Non-Voting Convertible Preferred Stock. To the extent that any shares of Series C Non-Voting Convertible Preferred Stock are issued in book-entry form, references herein to “certificates” shall instead refer to the book-entry notation relating to such shares.

13. Lost or Mutilated Series C Non-Voting Convertible Preferred Stock Certificate. If a Holder’s Series C Non-Voting Convertible Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series C Non-Voting Convertible Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such mutilation, loss, theft or destruction of such certificate, and of the ownership hereof reasonably satisfactory to the Company, and the Company may require the Holder of the mutilated, lost, stolen or destroyed certificate, or such Holder’s legal representative, to give the Company a bond sufficient to indemnify it against any claim that may be made against the Company on account of the alleged mutilation, loss, theft or destruction of any such certificate or the issuance of such new certificate.

14. Waiver. Any waiver by the Company or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Company or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation. Any waiver by the Company or a Holder must be in writing. Notwithstanding any provision in this Certificate of Designation to the contrary, any provision contained herein and any right of the Holders of Series C Non-Voting Convertible Preferred Stock granted hereunder may be waived as to all shares of Series C Non-Voting Convertible Preferred Stock (and the Holders thereof) upon the written consent of the Holders of not less than a majority of the shares of Series C Non-Voting Convertible Preferred Stock then outstanding.

15. Severability. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under Applicable Law, but if any provision hereof is held to be prohibited by or invalid under Applicable Law, then such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof.

16. Status of Converted Series C Non-Voting Convertible Preferred Stock. If any shares of Series C Non-Voting Convertible Preferred Stock shall be converted, redeemed or repurchased by the Company, such shares shall, to the fullest extent permitted by Applicable Law, be retired and cancelled upon such conversion, redemption or repurchase and shall not be reissued as a share of Series C Non-Voting Convertible Preferred Stock. Any share of Series C Non-Voting Convertible Preferred Stock so acquired shall, upon its retirement and cancellation, and upon the taking of any action required by Applicable Law, resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Non-Voting Convertible Preferred Stock.

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17. Facts Ascertainable. When the terms of this Certificate of Designation refer to an agreement or other document or decision by any body, person or entity to determine the meaning or operation of a provision hereof, the Secretary of the Company shall maintain a copy of such agreement, document or decision at the principal executive offices of the Company, and the copy thereof shall be provided to any Holder who makes a written request therefor to the extent such agreement, document or decision is not otherwise publicly available.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Metsera, Inc. has caused this Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock to be duly executed by its [•] on [•], 2025.

METSERA, INC.

By:	/s/
Name:	[•]
Title:	[•]

ANNEX A

NOTICE OF CONVERSION

(TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO OPTIONALLY CONVERT SHARES OF SERIES C NON-VOTING CONVERTIBLE PREFERRED STOCK)

The undersigned Holder hereby irrevocably elects to convert the number of shares of Series C Non-Voting Convertible Preferred Stock (“Series C Non-Voting Convertible Preferred Stock”) indicated below, represented in book-entry form, into shares of common stock, par value $0.00001 per share (the “Common Stock”), of Metsera, Inc., a Delaware corporation (the “Company”), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Capitalized terms utilized but not defined herein shall have the meaning ascribed to such terms in that certain Certificate of Designation of Preferences, Rights and Limitations of Series C Non-Voting Convertible Preferred Stock (the “Certificate of Designation”) filed by the Company with the Secretary of State of the State of Delaware on [•], 2025.

CONVERSION CALCULATIONS:

Date to Effect Conversion: __________________________

Number of shares of Series C Non-Voting

Convertible Preferred Stock to be Converted: __________________________

Series of Series C Non-Voting Convertible Preferred Stock to be Converted: _______________

Number of shares of Common Stock to be Issued: __________________________

Address for delivery of physical certificates (if any): __________________________

For DWAC Delivery, please provide the following:

Broker No.: __________________________

Account No.: __________________________

[HOLDER]

By:
Name:
Title:

Exhibit C

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT

THIS CONTINGENT VALUE RIGHTS AGREEMENT is made and entered into as of [•] (this “Agreement”) by and between Novo Nordisk US Research Investments Holdings, Inc., a Delaware corporation (“Parent”), and [RIGHTS AGENT] as Rights Agent (the “Rights Agent”).1

RECITALS

A. Metsera, Inc., a Delaware corporation (the “Company”), Parent, Novo Nordisk A/S, a Danish aktieselskab, and NN US Invest, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”) have entered into an Agreement and Plan of Merger dated as of [•], 2025 (as amended from time to time, the “Merger Agreement”), pursuant to which Sub will merge with and into the Company, with the Company being the surviving corporation (the “Merger”).

B. Pursuant to the Merger Agreement, in connection with the Merger, Parent has agreed to issue contractual contingent value rights to receive, subject to the terms and conditions set forth in this Agreement and the Merger Agreement, the Milestone Payments (as defined herein) contingent upon the achievement of the applicable Milestones (as defined herein) during each Milestone Period (as defined herein), to the record holders (the “Holders”) of (i) the outstanding shares of Company Common Stock, other than Canceled Shares and Dissenting Shares (such shares to receive CVRs (as defined herein), the “CVR Shares”), (ii) Stock Options, (iii) Restricted Stock Awards, and (iv) RSUs (if any), in each case, that are outstanding as of immediately prior to the Effective Time or are entitled to the CVR Shares pursuant to the applicable award agreement entered into prior to the Effective Time, provided that compensatory awards will receive a phantom CVR with otherwise identical terms as a CVR that is paid through payroll in accordance with the terms of Section 2.4(e) hereof.

C. In accordance with the Merger Agreement, one (1) CVR shall be issued for each CVR Share, and additional CVRs shall be issued in accordance with Section 6.05 of the Merger Agreement or as otherwise set forth in such applicable award agreement for the shares of Company Common Stock underlying certain Stock Options, Restricted Stock Awards, and RSUs (if any).

AGREEMENT

The Parties to this Agreement, for and in consideration of the premises and the consummation of the transactions referred to above, intending to be legally bound, hereby mutually covenant and agree, for the equal and proportionate benefit of all CVR Holders, as follows:

SECTION 1 DEFINITIONS

1.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement. The following terms shall have the meanings ascribed to them below:

“Acting Holders” means CVR Holders of not less than forty percent (40%) of the outstanding CVRs as set forth in the CVR Register.

“affiliate” has the meaning ascribed to “Affiliate” in the Merger Agreement.

“Business Day” has the meaning ascribed to “Business Day” in the Merger Agreement.

[1]	Note to Draft: The Agreement remains subject to the Rights Agent’s review.

“Change of Control” means (a) a sale or other disposition of all or substantially all of the assets of Parent on a consolidated basis (other than to any subsidiary (direct or indirect) of Parent), (b) a merger or consolidation involving Parent in which Parent is not the surviving entity, and (c) any other similar transaction involving Parent in which Parent is the surviving or continuing entity but in which the stockholders of Parent immediately prior to such transaction (as stockholders of Parent) own less than fifty percent (50%) of Parent’s voting power immediately after the transaction.

“Clinical Trial Milestone” means the Initiation of the first Phase 3 Clinical Trial for the Combination Product for chronic weight management.

“Clinical Trial Milestone Payment” means $4.75 in cash, without interest, per CVR.

“Clinical Trial Milestone Payment Amount” means, for a given CVR Holder, with respect to the achievement of the Clinical Trial Milestone, a one-time payment equal to the product of (a) the Clinical Trial Milestone Payment and (b) the number of CVRs held by such CVR Holder as reflected on the CVR Register as of the close of business on the date of the Clinical Trial Milestone Achievement Notice.

“Clinical Trial Milestone Payment Date” means the date that is selected by Parent not more than thirty (30) days following the date on which the Clinical Trial Milestone is achieved.

“Clinical Trial Milestone Period” means the period commencing as of the Effective Time and ending on December 31, 2027.

“Combination FDA Approval” means Regulatory Approval of the Combination Product in the United States for chronic weight management.

“Combination FDA Approval Milestone” means the receipt from the FDA by Parent or any of its subsidiaries (including the Surviving Corporation and its subsidiaries) of the Combination FDA Approval.

“Combination FDA Approval Milestone Payment” means $10.00 in cash, without interest, per CVR.

“Combination FDA Approval Milestone Payment Amount” means, for a given CVR Holder, with respect to the achievement of the Combination FDA Approval Milestone, a one-time payment equal to the product of (a) the Combination FDA Approval Milestone Payment and (b) the number of CVRs held by such CVR Holder as reflected on the CVR Register as of the close of business on the date of the Combination FDA Approval Milestone Achievement Notice.

“Combination FDA Approval Milestone Payment Date” means the date that is selected by Parent not more than thirty (30) days following the date on which the Combination FDA Approval Milestone is achieved.

“Combination FDA Approval Milestone Period” means the period commencing as of the Effective Time and ending on December 31, 2031.

“Combination Product” means the injectable fixed dose combination of MET-233i and MET-097i on a dosing basis of on or around every twenty eight (28) days.

“Commercially Reasonable Efforts” means, with respect to any activities or decision-making by Parent pursuant to Section 4.3(a) with respect to any CVR Product, those efforts that are commensurate with the efforts of a pharmaceutical company similarly situated to Parent to develop a program or product of similar potential, market potential, and profit potential (taking into account payments under this Agreement) and at a similar stage of product life, based on conditions then prevailing and taking into account Parent’s and its affiliates’ other products, taking into account, without limitation (a) issues of efficacy, safety, and expected and actual approved labeling, as well as all other related commercial and scientific advantages and disadvantages, in each case, based on Parent’s evaluation thereof, (b) the expected and actual competitiveness of alternative products (including the development of other internal product candidates), (c) the expected and actual product profile of such CVR Product, including product usage convenience and usage convenience of other products, (d) the expected and actual patent and other proprietary position of such CVR Product, and the expected and

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actual freedom-to-operate landscape therefor, (e) the likelihood of, and timelines for, Regulatory Approval or pricing and reimbursement approval given the regulatory structure involved, including timing of entry to market and regulatory or data exclusivity, and other matters related to Regulatory Approval, pricing and reimbursement approval, and timing for development and commercialization, (f) supply chain management considerations, including manufacturing capabilities, availabilities, and timelines, (g) the expected and actual profitability and return on investment of such CVR Product, taking into consideration, among other factors, expected and actual (i) third party expenses, (ii) royalty, milestone, and other payments to third parties or the payments contemplated under this Agreement, (iii) the pricing and reimbursement relating to such CVR Product, and (iv) costs of exploitation of such CVR Product, (h) any delays or pauses in any development or regulatory activities related to such CVR Product relating to external factors (including pandemic, natural disaster, government shutdown, war, terrorist attack and cyber-attack, and actions, inactions, or requirements of, or as a result of, regulatory authorities or changes in law or regulation), and (i) all other relevant technical, legal, scientific, financial, commercial, medical, and other factors, including the effect that activities in one market may have on activities in another market. Rights Agent expressly understands and agrees that the use of Commercially Reasonable Efforts may result in Parent or its affiliates ceasing to develop, seek or obtain Regulatory Approval for, or commercialize any CVR Product (in whole or in part), and that once such activities for such CVR Product have ceased in compliance with this definition of Commercially Reasonable Efforts, Commercially Reasonable Efforts do not require the continued re-evaluation of whether such activities must be re-initiated for such CVR Product.

“Company Equity Award” means a Stock Option, Restricted Stock Award or RSU, in each case, that is outstanding as of immediately prior to the Effective Time or is entitled to the CVR Shares pursuant to the applicable award agreement entered into prior to the Effective Time.

“CVR” means the rights of CVR Holders to receive Milestone Payment Amounts pursuant to the Merger Agreement and this Agreement.

“CVR Holder” means a Person in whose name a CVR is registered in the CVR Register, who shall initially be the Holders.

“CVR Products” means (a) with respect to the Clinical Trial Milestone, the Combination Product, (b) with respect to the Mono FDA Approval Milestone, the Mono Product, and (c) with respect to the Combination FDA Approval Milestone, the Combination Product.

“Equity Award Holder” means a CVR Holder who was or has been granted a CVR with respect to a Company Equity Award.

“FDA” means the U.S. Food and Drug Administration, or any successor thereto.

“Initiate” means, with respect to a clinical study, to initiate the first dosing of the first human subject in such clinical study. “Initiating” has a correlative meaning.

“Initiation” means the act of Initiating a clinical study.

“MET-097i” means the compound denoted by the Company as MET-097i as of the date hereof, including (a) any molecule containing or derived from the same molecular scaffold as the compound denoted by the Company as MET-097i as of the date hereof, (b) any derivatives of such compounds or compounds described in clause (a), or (c) any stereoisomers or metabolites of the compound denoted by the Company as MET-097i as of the date hereof or compounds described in clauses (a) or (b); provided that, for purposes of this Agreement, a compound otherwise qualifying as “MET-097i” shall not cease to be MET-097i as a result of any change in the formulation of MET-097i.

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“MET-233i” means the compound denoted by the Company as MET-233i as of the date hereof, including (a) any molecule containing or derived from the same molecular scaffold as the compound denoted by the Company as MET-233i as of the date hereof, (b) any derivatives of the compound denoted by the Company as MET-233i as of the date hereof or compounds described in clause (a), or (c) any stereoisomers or metabolites of the compound denoted by the Company as MET-233i as of the date hereof or compounds described in clauses (a) or (b); provided that, for purposes of this Agreement, a compound otherwise qualifying as “MET-233i” shall not cease to be MET-233i as a result of any change in the formulation of MET-233i.

“Milestone” means each of the Clinical Trial Milestone, the Mono FDA Approval Milestone and the Combination FDA Approval Milestone, as the context requires. The plural form “Milestones” shall mean the Clinical Trial Milestone, the Mono FDA Approval Milestone and the Combination FDA Approval Milestone, collectively.

“Milestone Achievement Notice” means each of the Clinical Trial Milestone Achievement Notice, the Mono FDA Approval Milestone Achievement Notice or the Combination FDA Approval Milestone Achievement Notice, as the context requires.

“Milestone Payment” means each of the Clinical Trial Milestone Payment, the Mono FDA Approval Milestone Payment or the Combination FDA Approval Milestone Payment, as the context requires. The plural form “Milestone Payments” shall mean the Clinical Trial Milestone Payment, the Mono FDA Approval Milestone Payment and the Combination FDA Approval Milestone Payment, collectively.

“Milestone Payment Amount” means, for a given CVR Holder, with respect to the achievement of the applicable Milestone, a one-time payment equal to the product of (a) the applicable Milestone Payment and (b) the number of CVRs held by such CVR Holder as reflected on the CVR Register as of the close of business on the date of the Milestone Achievement Notice.

“Milestone Payment Date” means each of the Clinical Trial Milestone Payment Date, the Mono FDA Approval Milestone Payment Date or the Combination FDA Approval Milestone Payment Date, as the context requires. The plural form “Milestone Payment Dates” shall mean the Clinical Trial Milestone Payment Date, the Mono FDA Approval Milestone Payment Date and the Combination FDA Approval Milestone Payment Date, collectively.

“Milestone Period” means each of the Clinical Trial Milestone Period, the Mono FDA Approval Milestone Period or the Combination FDA Approval Milestone Period, as the context requires.

“Mono FDA Approval” means Regulatory Approval of the Mono Product in the United States for chronic weight management.

“Mono FDA Approval Milestone” means the receipt from the FDA by Parent or any of its subsidiaries (including the Surviving Corporation and its subsidiaries) of the Mono FDA Approval.

“Mono FDA Approval Milestone Payment” means $6.50 in cash, without interest, per CVR.

“Mono FDA Approval Milestone Payment Amount” means, for a given CVR Holder, with respect to the achievement of the Mono FDA Approval Milestone, a one-time payment equal to the product of (a) the Mono FDA Approval Milestone Payment and (b) the number of CVRs held by such CVR Holder as reflected on the CVR Register as of the close of business on the date of the Mono FDA Approval Milestone Achievement Notice.

“Mono FDA Approval Milestone Payment Date” means the date that is selected by Parent not more than thirty (30) days following the date on which the Mono FDA Approval Milestone is achieved.

“Mono FDA Approval Milestone Period” means the period commencing as of the Effective Time and ending on December 31, 2029.

“Mono Product” means injectable MET-097i on a dosing basis of on or around every twenty eight (28) days.

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“Parent Group” means any of Parent or its affiliates (or any of their respective designees, successors or assignees, including any successor-in-interest or assignee with respect to rights under a CVR Product).

“Parties” means Parent and the Rights Agent.

“Permitted Transfer” means a transfer of CVRs (a) on death of the CVR Holder by will or intestacy; (b) by instrument to an inter vivos or testamentary trust in which the CVRs are to be passed to beneficiaries of the CVR Holder upon the death of the settlor; (c) pursuant to a court order (including in connection with bankruptcy or liquidation); (d) made by operation of law (including a consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (e) in the case of CVRs payable to a nominee, from a nominee to a beneficial owner; (f) with the written consent of Parent; (g) if the CVR Holder is a partnership or limited liability company, a distribution by the transferring partnership or limited liability company to its partners or members, as applicable (provided that such distribution or transfer does not subject the CVRs to a requirement of registration under the Securities Act or the Exchange Act); or (h) as provided in Section 2.6.

“Phase 3 Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects in an indicated patient population that is designed to establish that such product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support the submission of an application for Regulatory Approval of such product, including the trials referred to in 21 C.F.R. § 312.2 l (c) or 21 C.F.R. Part 314 Subpart H, as amended, or their foreign equivalents. A Phase 3 Clinical Trial includes (a) with respect to a “phase 2/3 clinical trial,” only the portion of such clinical trial that is regarded as its phase 3 component, in accordance with the applicable protocol, and otherwise satisfies the requirements of this definition and the “ Initiation” of such Phase 3 Clinical Trial shall be deemed to be achieved upon the first dosing of the first human subject under the phase 3 component of such clinical trial, in accordance with the applicable protocol, and (b) any human clinical trial that would, based on interactions with a regulatory authority or otherwise prior to the initiation of such trial, satisfy the requirements of 21 C.F.R. § 312.21(c) or 21 C.F.R. Part 314 Subpart H (or their successor regulations or the non-U.S. equivalents thereof).

“Regulatory Approval” of a CVR Product means all approvals of the FDA that are necessary for the commercial marketing and sale or introduction into interstate commerce of the CVR Product, including, as applicable, a Biologics License Application or New Drug Application, as defined in the United States Federal Food, Drug, and Cosmetic Act, as amended, and any applicable regulations promulgated thereunder by the FDA, including approval through the FDA’s Fast Track program, Accelerated Approval program or other FDA accelerated or conditional approvals.

“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” shall mean such successor Rights Agent.

“Significant Pharmaceutical Company” means a company (a) which, together with its affiliates, has capabilities and experience in the development, manufacture, distribution and commercialization of pharmaceutical products for human use, (b) which, together with its affiliates, has development, regulatory and scientific infrastructure relevant to the applicable CVR Product that is sufficient to develop such CVR Product, (c) that, in its most recent fiscal year completed prior to the close of the transaction pursuant to which such company obtained global rights to the applicable CVR Product, either (i) had annual consolidated revenues (with its affiliates) of at least $5 billion, as reflected in such company’s audited financial statements, or (ii) was one of the top thirty (30) pharmaceutical companies, as determined based on worldwide annual revenue, and (d) which would reasonably be expected to have sufficient available cash to pay the applicable Milestone Payment Amount payable to all CVR Holders when due in accordance with the terms of this Agreement.

“subsidiary” has the meaning ascribed to “Subsidiary” in the Merger Agreement.

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SECTION 2 CONTINGENT VALUE RIGHTS

2.1 Authority; Issuance of CVRs; Appointment of Rights Agent.

(a) Parent has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery by Parent of this Agreement, performance of its obligations hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent. Parent has duly executed and delivered this Agreement, and, assuming due authorization, execution and delivery by the Rights Agent, this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except insofar as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws of general applicability relating to or affecting creditors’ rights, or by principles governing the availability of equitable remedies, whether considered in a proceeding at law or in equity). The execution, delivery and performance by Parent of this Agreement does not, and the consummation of the transactions and compliance with the terms hereof will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancelation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of Parent or any of its subsidiaries under, any provision of (i) the organizational documents of Parent, (ii) any contract to which Parent or any of its subsidiaries is a party or by which any of their respective properties or assets is bound or (iii) any judgment or law applicable to Parent or any of its subsidiaries or their respective properties or assets, other than, in the case of the foregoing clauses (ii) and (iii), any such items that would not reasonably be expected to, individually or in the aggregate, prevent the consummation of, or materially impair Parent’s ability to consummate, the transactions contemplated hereby. No consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

(b) At the Effective Time, one (1) CVR will be issued with respect to each CVR Share and each share of Company Common Stock underlying the Company Equity Awards, provided that compensatory awards will receive a phantom CVR with otherwise identical terms as a CVR that is paid through payroll in accordance with the terms of Section 2.4(e) hereof.

(c) Parent hereby appoints [•] as the Rights Agent to act as rights agent for Parent in accordance with the instructions hereinafter set forth in this Agreement, and [•] hereby accepts such appointment.

2.2 Nontransferable. The CVRs shall not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted Transfer. Any purported transfer of a CVR in violation of this Section 2.2 shall be null and void ab initio. The CVRs shall not be listed on any quotation system or traded on any securities exchange.

2.3 No Certificate; Registration; Registration of Transfer; Change of Address.

(a) The CVRs will be issued in book-entry form only and shall not be evidenced by a certificate or other instrument.

(b) The Rights Agent will keep an up-to-date register (the “CVR Register”) for the registration of the CVRs and Permitted Transfers of the CVRs as herein provided.

(c) Subject to the restrictions on transferability set forth in Section 2.2, every request made to transfer a CVR must be in writing and accompanied by a written instrument or instruments of transfer in a form reasonably satisfactory to the Rights Agent, duly executed by the registered CVR Holder thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, including the evidence of authority of the party presenting the CVR for transfer, which authority may include, if applicable, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the

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Securities Transfer Association. A request for a transfer of a CVR must be accompanied by such documentation establishing that the transfer is a Permitted Transfer. Upon receipt of such written request and materials, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form, register the transfer of the CVRs in the CVR Register. All duly transferred CVRs registered in the CVR Register will be the valid obligations of Parent, evidencing the same right and will entitle the transferee to the same benefits and rights under this Agreement as those previously held by the transferor. No transfer of a CVR will be valid unless and until registered in the CVR Register, and any transfer not duly registered in the CVR Register shall be null and void ab initio. Any registration, transfer or assignment of the CVRs shall be without charge to the Holder (other than payment of a sum to the extent necessary to cover any stamp or other Tax or other governmental charge that is imposed in connection with any such registration, transfer or assignment).

(d) Subject to the Rights Agent’s bona fide procedures to validate the identity of a CVR Holder, a CVR Holder (or an authorized representative thereof) may make a request to the Rights Agent to change such CVR Holder’s address of record in the CVR Register. Upon receipt of such request and proper validation of the identity of such CVR Holder, the Rights Agent shall promptly record the change of address in the CVR Register. The written request must be duly executed by the CVR Holder and conform to such other reasonable requirements as the Rights Agent may from time to time establish.

2.4 Payment Procedure.

(a) If the Clinical Trial Milestone is achieved at any time prior to the expiration of the Clinical Trial Milestone Period, then, on or prior to the Clinical Trial Milestone Payment Date, Parent will deliver or cause to be delivered to the Rights Agent (i) a written notice (the “Clinical Trial Milestone Achievement Notice”) certifying the date of the achievement of the Clinical Trial Milestone and that each Holder is entitled to receive the Clinical Trial Milestone Payment Amount applicable to such Holder, (ii) any letter of instruction reasonably required by the Rights Agent and (iii) cash, by wire transfer of immediately available funds to an account designated by the Rights Agent, equal to the aggregate Clinical Trial Milestone Payment Amounts due to all CVR Holders (other than Clinical Trial Milestone Payment Amounts due to Equity Award Holders, which amounts shall be retained by Parent for payment in accordance with Section 2.4(e) hereof and Section 6.05 of the Merger Agreement) pursuant to Section 4.2.

(b) If the Mono FDA Approval Milestone is achieved at any time prior to the expiration of the Mono FDA Approval Milestone Period, then, on or prior to the Mono FDA Approval Milestone Payment Date, Parent will deliver or cause to be delivered to the Rights Agent (i) a written notice (the “Mono FDA Approval Milestone Achievement Notice”) certifying the date of the achievement of the Mono FDA Approval Milestone and that each Holder is entitled to receive the Mono FDA Approval Milestone Payment Amount applicable to such Holder, (ii) any letter of instruction reasonably required by the Rights Agent and (iii) cash, by wire transfer of immediately available funds to an account designated by the Rights Agent, equal to the aggregate Mono FDA Approval Milestone Payment Amounts due to all CVR Holders (other than Mono FDA Approval Milestone Payment Amounts due to Equity Award Holders, which amounts shall be retained by Parent for payment in accordance with Section 2.4(e) hereof and Section 6.05 of the Merger Agreement) pursuant to Section 4.2.

(c) If the Combination FDA Approval Milestone is achieved at any time prior to the expiration of the Combination FDA Approval Milestone Period, then, on or prior to the Combination FDA Approval Milestone Payment Date, Parent will deliver or cause to be delivered to the Rights Agent (i) a written notice (the “Combination FDA Approval Milestone Achievement Notice”) certifying the date of the achievement of the Combination FDA Approval Milestone and that each Holder is entitled to receive the Combination FDA Approval Milestone Payment Amount applicable to such Holder, (ii) any letter of instruction reasonably required by the Rights Agent and (iii) cash, by wire transfer of immediately available funds to an account designated by the Rights Agent, equal to the aggregate Combination FDA Approval Milestone Payment Amounts due to all CVR Holders (other than Combination FDA Approval Milestone Payment Amounts due to Equity Award Holders, which amounts shall be retained by Parent for payment in accordance with Section 2.4(e) hereof and Section 6.05 of the Merger Agreement) pursuant to Section 4.2.

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(d) The Rights Agent will promptly, and in any event within five (5) Business Days of receipt of the applicable Milestone Achievement Notice and any letter of instruction reasonably required by the Rights Agent, send each CVR Holder at its registered address a copy of the applicable Milestone Achievement Notice (at Parent’s sole cost and expense) and pay the applicable Milestone Payment Amount to each CVR Holder that is not an Equity Award Holder [(i)] by check mailed to the address of such CVR Holder as reflected in the CVR Register as of the close of business on the date of the applicable Milestone Achievement Notice or [(ii) with respect to any such CVR Holder that is due an aggregate amount in excess of [$100,000] and has provided the Rights Agent with wiring instructions, by wire transfer of immediately available funds to the account designated in such instruction. Parent acknowledges that additional wire transfer fees may apply, which, if applicable, shall be deducted from the amount payable to any CVR Holder that elects for payment by wire transfer].2

(e) With respect to any Milestone Payment Amount due to any Equity Award Holder, Parent shall, or shall cause the Surviving Corporation or an affiliate thereof to, pay, as soon as reasonably practicable following the Milestone Payment Date (or, in the case of Company Equity Awards that are unvested as of immediately prior to the Effective Time (and that do not vest by their terms or the terms of the Agreement as a result of the occurrence of the Effective Time and excluding any Stock Options outstanding on the date of the Merger Agreement which will be considered vested), the applicable vesting date (including any accelerated service-based vesting pursuant to the terms thereof) if later), and in all events no later than 30 days after the applicable Milestone has been achieved, through Parent’s, the Surviving Corporation’s or such affiliate’s payroll system or by the Paying Agent, the Milestone Payment Amount applicable to such Equity Award Holder, in each case subject to Section 6.05 of the Merger Agreement; provided, however, that any payment of a Milestone Payment Amount in respect of Stock Options shall only be paid if and to the extent, collectively, the Milestone Payments are in excess of the exercise price (as in effect immediately prior to the Effective Time) applicable to such Stock Options. If Parent determines that it is not reasonably practicable to make any such payment in accordance with this Section 2.4(e) through the applicable payroll system or payroll provider or by the Paying Agent, then the Surviving Corporation will issue a check for such payment to such Equity Award Holder (less applicable withholding Taxes, if any, which shall be borne by the applicable Equity Award Holder), which check will be sent by overnight courier to the most recent address on the Surviving Corporation’s personnel records for such Equity Award Holder as soon as reasonably practicable following the Milestone Payment Date, in each case subject to Section 6.05 of the Merger Agreement.

(f) Any portion of the aggregate Milestone Payment Amounts that remain undistributed to the CVR Holders twelve (12) months after the date of the Milestone Achievement Notice shall be delivered by the Rights Agent to Parent, upon demand, and any CVR Holder shall thereafter look only to Parent for payment of such CVR Holder’s Milestone Payment Amount, without interest, but such CVR Holder shall have no greater rights against Parent than those accorded to general unsecured creditors of Parent under applicable Law.

(g) Neither Parent nor the Rights Agent shall be liable to any Person in respect of the Milestone Payment Amounts delivered to a public official in compliance with any applicable state, federal or other abandoned property, escheat or similar Law. If, despite Parent’s and/or the Rights Agent’s obligations as provided herein to deliver a Milestone Payment Amount to the applicable Holder, such Milestone Payment Amount has not been paid prior to the date on which such Milestone Payment Amount would otherwise escheat to any Governmental Entity, any such Milestone Payment Amount shall, to the extent permitted by applicable Law, immediately prior to such time become the property of Parent, free and clear of all claims or interest of any person previously entitled thereto.

(h) With respect to cash deposited by Parent with the bank or financial institution designated by Rights Agent, Rights Agent agrees to cause such bank or financial institution to establish and maintain a separate AA-rated demand deposit account, therefor in the name of Rights Agent for the benefit of the Company. Rights Agent will draw upon cash in such account(s) only as required from time to time in order to make payments as required under this Agreement (and any applicable tax withholding payments). Rights Agent shall have no responsibility or liability for any diminution of funds that may result from any deposit or

[2]	Note to Draft: Subject to confirmation by Rights Agent of payment procedures.

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investment made by Rights Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party, in the absence of fraud, bad faith or willful misconduct by or on behalf of Rights Agent. Rights Agent may from time to time receive interest, dividends or other earnings in connection with such deposits. Rights Agent shall not be obligated to pay such interest, dividends or earnings to Parent, the Company, any holder or any other party. Rights Agent is acting as an agent hereunder and is not a debtor of the Company in respect of cash deposited hereunder. For the avoidance of doubt, Parent acknowledges that (i) the Rights Agent is not a bank or a trust company, (ii) the Rights Agent is not acting in any sort of capacity as an “escrow” or similar agent hereunder, and (iii) nothing in this Agreement shall be construed as requiring the Rights Agent to perform any services that would require registration with any governmental authority as a bank or a trust company.

(i) Rights Agent shall be responsible for information reporting required under applicable Law with respect to the CVRs to the extent required under applicable Law. Parent shall use commercially reasonable efforts to cooperate with Rights Agent to provide any information in Parent’s possession and not otherwise available to Rights Agent as is reasonably necessary for the Rights Agent to carry out its obligations in this Section 2.4(i).

2.5 No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent.

(a) The CVRs shall not have any voting or dividend rights, and interest shall not accrue on any amounts payable on the CVRs to any CVR Holder, except as specifically provided herein.

(b) The CVRs shall not represent any equity or ownership interest in Parent or in any constituent company to the Merger. The rights of the CVR Holders and the obligations of Parent are contract rights limited to those expressly set forth in this Agreement, and such CVR Holders’ sole right to receive property hereunder is the right to receive cash from Parent, if any, through the Rights Agent in accordance with the terms hereof. It is hereby acknowledged and agreed that a CVR shall not constitute a security of Parent.

2.6 Ability to Abandon the CVR. A CVR Holder may at any time at its option abandon all of its remaining rights in a CVR by transferring the CVR to Parent or any of its successors or assigns without consideration therefor, and Parent shall promptly notify the Rights Agent in writing of such transfer. Nothing in this Section 2.6 is intended to prohibit Parent or any of its affiliates from offering to acquire CVRs for consideration in its sole discretion. Any CVRs acquired by Parent or any of its affiliates shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and Sections 5 and 6.

2.7 Withholding.

(a) Each member of the Parent Group (including the Surviving Corporation), the Rights Agent, and any other Person who has any obligation to deduct or withhold from any amount payable pursuant to this Agreement shall be entitled to deduct and withhold, or cause to be deducted or withheld, from the amounts otherwise payable pursuant to this Agreement such amounts as are required by applicable Law to be deducted and withheld. Prior to making any such withholdings or causing any such withholdings to be made with respect to any CVR Holder, except with respect to amounts treated as compensation for Tax purposes, Rights Agent shall provide, if applicable, a reasonable opportunity for such CVR Holder to provide any necessary Tax forms (including an IRS Form W-9 or an applicable IRS Form W-8) in order to avoid or reduce such withholding amounts. Each member of the Parent Group (including the Surviving Corporation) and the Rights Agent may assume all such forms in its possession or provided by any such CVR Holder are valid under applicable Tax Law until subsequently notified by such CVR Holder. Unless otherwise directed by Parent, the Rights Agent shall promptly and timely remit, or cause to be remitted, any amounts withheld in respect of Taxes to the appropriate Governmental Entity in accordance with applicable Law. To the extent that amounts are so deducted or withheld and properly remitted to the appropriate Governmental Entity, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

(b) It is intended that each payment provided under this Agreement with respect to an Equity Award Holder (the “Payments”) is a separate “payment” for purposes of Section 1.409A-2(b)(2)(i) of the U.S. Treasury Regulations. For the avoidance of doubt, it is intended that the Payments satisfy, to the greatest extent possible, the

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exemption from the application of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder and any state law of similar effect (collectively “Section 409A”) provided under Treasury Regulations Section 1.409A-1(b)(4) and, to the extent not so exempt, that the Payments comply, and this Agreement be interpreted to the greatest extent possible, as consistent with Treasury Regulations Section 1.409A-3(i)(5)(iv)(A) - that is, as “transaction-based compensation.” Therefore, Payments under this Agreement may be earned or paid after the fifth (5th) anniversary of the Closing. To the extent this Agreement (and any definitions hereunder), or any payments hereunder, are not exempt, they shall be construed in a manner that complies with Section 409A and shall incorporate by reference all required definitions and payment terms. The Parties intend to treat each Milestone as a valid performance condition and each respective Milestone Payment as subject to a substantial risk of forfeiture as defined under Section 409A. Notwithstanding the foregoing, none of Parent, the Company, or any of their respective Representatives make any representation or warranty and will have no liability to any Person if any payments under this Agreement are determined to constitute deferred compensation under Section 409A (or any similar U.S. state tax law) that are subject to certain additional federal, state or other Taxes.

2.8 Tax Treatment. For U.S. federal and applicable state and local income Tax purposes, except to the extent that any portion of any Milestone Payment Amount is required to be treated as imputed interest under applicable Tax Law, the parties hereto intend to treat (a) the Milestone Payments made in respect of the CVRs issued in exchange for Company Common Stock and any Company Restricted Stock Award with respect to which an election under Section 83(b) of the Code has been timely made and provided to Parent as additional consideration for or in respect of such Company Common Stock (or applicable Company Restricted Stock Award) pursuant to the Merger Agreement (and not to treat the issuance of the CVR to holders of Company Common Stock (or applicable Company Restricted Stock Award) as a payment itself) and (b) Milestone Payments made in respect of the CVRs issued in respect of the Company Equity Awards, other than Company Restricted Stock Awards with respect to which an election under Section 83(b) of the Code has been timely made, as additional compensation to the applicable Equity Award Holder for or in respect of the applicable Company Equity Awards (and not to treat the issuance of the CVR to holders of Company Equity Awards as a payment itself), and, in each case, none of the Parties will take any position to the contrary on any Tax Return, any other filing with a Governmental Entity related to Taxes or for other Tax purposes except as otherwise required by a “determination” within the meaning of Section 1313(a) of the Code (or a similar determination under applicable state or local Law) or a change in Law after the date hereof. The Parties shall report imputed interest on the CVRs to the extent required by applicable Law.

SECTION 3 THE RIGHTS AGENT

3.1 Certain Duties and Responsibilities.

(a) The Rights Agent shall not have any liability for any actions taken or not taken in connection with this Agreement or for any other damages or causes of action arising from or related to the Agreement, except to the extent of its willful or intentional misconduct, bad faith, gross negligence or fraud (in each case as determined by a court of competent jurisdiction).

(b) The Rights Agent shall not have any duty or responsibility in the case of the receipt of any written demand from any Holder with respect to any action or default by any Person, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon Parent. All rights of action under this Agreement may be enforced by the Rights Agent, any claim, action, suit, audit, investigation or proceeding instituted by the Rights Agent will be brought in its name as the Rights Agent and any recovery in connection therewith will be for the proportionate benefit of all the Holders, as their respective rights or interests may appear on the CVR Register.

3.2 Certain Rights of Rights Agent. The provisions of this Section 3.2 below shall survive the termination of this Agreement, the resignation, replacement or removal of the Rights Agent and the exercise, termination and expiration of the CVRs. The Rights Agent undertakes to perform only the duties and obligations specifically set forth in this Agreement, and no implied duties, covenants or obligations shall be read into this Agreement against the Rights Agent. In addition, Parent, the Company and the CVR Holders each agree that the Rights Agent shall have the following rights:

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(a) the Rights Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, power of attorney, endorsement, order or other paper or document believed by it in good faith to be genuine and to have been signed, executed and, where necessary, verified or acknowledged by the proper party or parties;

(b) the Rights Agent may rely on and shall be held harmless in acting upon written (including electronically transmitted) or oral instructions from Parent, the Company or any CVR Holder with respect to any matter relating to its acting as Rights Agent;

(c) whenever the Rights Agent deems it desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Rights Agent may, in the absence of bad faith, gross negligence, willful or intentional misconduct or fraud on its part (in each case, as determined by a court of competent jurisdiction), rely upon a certificate signed by an authorized officer of Parent, in their capacity as such an officer, and delivered to the Rights Agent;

(d) the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel shall, in the absence of bad faith, gross negligence, willful or intentional misconduct or fraud on its part (in each case, as determined by a court of competent jurisdiction), be full and complete authorization and protection in respect of any action taken, or omitted by it hereunder in good faith and in reliance thereon;

(e) in the absence of a duty specifically set forth in this Agreement, the permissive rights of the Rights Agent to do things enumerated in this Agreement shall not be construed as a duty;

(f) the Rights Agent shall not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the premises;

(g) the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent, as applicable, only;

(h) the Rights Agent shall not be obligated to take any legal or other action hereunder which might, in its judgment, subject or expose it to any expense or liability unless it shall have been furnished with an indemnity satisfactory to it;

(i) the Rights Agent shall not be required to perform any action if such action would cause the Rights Agent to violate any applicable law, regulation or court order;

(j) the Rights Agent shall not be deemed to have any knowledge of any event of which it was to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take any action in connection therewith, unless and until it has received such notice in writing;

(k) the Rights Agent shall not assume any obligations or relationship of agency or trust with any CVR Holder;

(l) Parent agrees to indemnify Rights Agent for, and hold Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demands, suits or expense (including the reasonable and properly documented out-of-pocket fees and expenses of legal counsel and reasonable and properly documented out-of-pocket fees and expenses arising directly or indirectly from the Rights Agent enforcing its rights hereunder) for any action taken, suffered or omitted to be taken by the Rights Agent in connection with the acceptance, administration, exercise and performance of its duties under this Agreement or otherwise arising out of or in connection with Rights Agent’s duties under this Agreement, including the reasonable and documented out-of-pocket costs and expenses of defending Rights Agent against any claims, charges, demands, suits or loss and including the costs and expenses of enforcing its rights hereunder, unless such loss shall have been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, willful or intentional misconduct or fraud; and

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(m) Parent agrees (i) to pay the reasonable and properly documented out-of-pocket fees and expenses of the Rights Agent in connection with this Agreement, as agreed upon in writing by Rights Agent and Parent on or prior to the date hereof, and (ii) to reimburse the Rights Agent for any Taxes and governmental charges and reasonable and properly documented out-of-pocket expenses incurred by the Rights Agent in the execution of and performance of its duties under this Agreement (other than (A) withholding Taxes owed by CVR Holders or (B) income, receipt, franchise or similar Taxes imposed on the Rights Agent).

3.3 Appointment of Successor. The Rights Agent may resign at any time by giving written notice thereof to Parent and the CVR Holders specifying a date when such resignation shall take effect, which notice shall be sent at least forty-five (45) days prior to the date so specified. Parent shall have the right to remove the Rights Agent at any time by specifying a date when such removal shall take effect. Notice of such removal shall be given by Parent to Rights Agent, which notice shall be sent at least forty-five (45) days prior to the date so specified.

(a) If the Rights Agent shall resign, be removed or become incapable of acting, Parent shall promptly appoint a qualified successor Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.4, become the successor Rights Agent. Notwithstanding the foregoing, if Parent fails to make such appointment within a period of forty-five (45) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then any CVR Holder may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.

(b) Parent shall give notice of each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail, postage prepaid, to the CVR Holders as their names and addresses appear in the CVR Register. Each notice shall include the name and address of the successor Rights Agent. If Parent fails to send such notice within ten (10) Business Days after acceptance of appointment by a successor Rights Agent, the successor Rights Agent shall cause the notice to be mailed at the expense of Parent. Failure to give any notice provided for in this Section 3.3, however, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

(c) Notwithstanding anything to the contrary in this Section 3.3, unless consented to in writing by the Acting Holders, Parent shall not appoint as a successor Rights Agent any Person that is not a stock transfer agent of national reputation or the corporate trust department of a commercial bank.

(d) The Rights Agent will reasonably cooperate with Parent and any successor Rights Agent in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including the transfer of all relevant data, including the CVR Register, to the successor Rights Agent.

3.4 Acceptance of Appointment by Successor. Every successor Rights Agent appointed hereunder shall execute, acknowledge and deliver to Parent and to the resigning or removed Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Rights Agent hereunder; but, on request of Parent or the successor Rights Agent, such retiring Rights Agent shall execute and deliver an instrument transferring to such successor Rights Agent all the rights, powers and trusts of the retiring Rights Agent hereunder.

SECTION 4 COVENANTS

4.1 List of Holders. Parent shall furnish or cause to be furnished to the Rights Agent in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for the Company), the names and addresses of the Holders within twenty (20) Business Days of the Closing Date.

4.2 Payment of Milestone Payments. Parent shall duly and promptly deposit with the bank or financial institution designated by the Rights Agent (or, if applicable, pay through its or its affiliate’s payroll system) the Milestone Payment, if any, for payment in respect of each CVR in the manner provided for in Section 2.4 and in accordance with the terms of this Agreement.

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4.3 Direction and Control of Business; Other Covenants.

(a) With respect to each Milestone, Parent shall, and shall cause the Surviving Corporation to, use Commercially Reasonable Efforts to achieve such Milestone prior to the end of, but solely during, the Milestone Period for such Milestone.

(b) Parent owes no obligation or duty, as a fiduciary or otherwise, to the Rights Agent, any CVR Holder or any other Person in connection with its operation of the Surviving Corporation’s business following the Closing except as set forth in Section 4.3(a) above. The Rights Agent (on behalf of itself and on behalf of the CVR Holders) acknowledges that (i) (A) Parent makes no guarantees or promises that any Milestone will be achieved at all or by a specific date or is achievable, and (B) no assessments or predictions regarding the likelihood of any Milestone being achieved has been or is provided hereby, and no reliance thereon should be made, (ii) there is no assurance that the CVR Holders will receive any Milestone Payment Amount with respect to any Milestone as described under Section 2.4 unless such Milestone is achieved, (iii) Parent has not, prior to or after the date hereof, promised or projected any amounts to be received by the CVR Holders in respect of any payments described in Section 2.4, (iv) subject to the obligations in Section 4.3(a), none of the Rights Agent and any CVR Holder is relying on or has relied on any promises, projections, representation or warranty of any kind or other information, documents or materials (or absence thereof) in respect of any payments described in Section 2.4 including with respect to the operation of the Surviving Corporation’s business following the Closing, (v) except for Parent’s obligations set forth in Section 4.3(a), Parent and its affiliates shall have the right to own, operate, use, license, develop and otherwise commercialize the assets of the Surviving Corporation’s business (or not) in any way that Parent or any of its affiliates deems appropriate in its sole business judgment and (vi) except for Parent’s obligations set forth in Section 4.3(a), neither Parent nor any of its affiliates has any obligation, express or implied, to develop, manufacture, commercialize, or otherwise exploit the assets of the Surviving Corporation’s business (including any CVR Products) in order to maximize or expedite the payments described in Section 2.4. Except for Parent’s obligations set forth in Section 4.3(a), the Rights Agent (on behalf of itself and on behalf of the Holders) hereby (x) disclaims reliance on any such promises, projections, representations, warranties or other information, documents or materials (or absence thereof), and (y) understands and agrees that any such promises, representations, warranties, projections and other information, documents and materials (or absence thereof) are specifically disclaimed by Parent.

(c) In the event that any Milestone has not yet been achieved and Parent desires to consummate a Change of Control prior to the earlier of the expiration of the applicable Milestone Period or termination of this Agreement pursuant to Section 6.12, Parent or the Surviving Corporation, as applicable depending upon the structure of the Change of Control, will cause the Person acquiring Parent to assume Parent’s and the Surviving Corporation’s (as applicable depending upon the structure of the Change of Control) obligations, duties and covenants under this Agreement. No later than five (5) Business Days prior to the consummation of any Change of Control, Parent will deliver to the Rights Agent a certificate signed by an authorized officer of Parent, in his or her capacity as such officer, stating that such Change of Control complies with this Section 4.3(c) and that all conditions precedent herein relating to such transaction have been complied with.

(d) Parent shall cause its affiliates to comply with the terms of this Agreement and shall be responsible for any breaches of this Agreement which are caused by any such affiliates and their respective Representatives if such Representatives were acting at the direction of Parent or its affiliates.

(e) Notwithstanding anything in this Agreement or otherwise to the contrary (including in any agreement between any of Parent, the Company, any subsidiaries thereof, any shareholder, equity holder or any other counterparty), the only rights and interests of the CVR Holders (or any person seeking the benefit of any CVR) in respect of a CVR shall be those set forth in this Agreement and no CVR Holder (or any person acting on their behalf or for their benefit) may enforce any other right or interest against any person in respect of a CVR.

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SECTION 5 AMENDMENTS

5.1 Amendments without Consent of CVR Holders.

(a) Subject to Section 5.3, whether with or without the consent of any CVR Holders, the Rights Agent and Parent, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:

(i) to evidence the succession of another Person as a successor Rights Agent and the assumption by any successor of the covenants and obligations of the Rights Agent herein; provided that such succession and assumption is in accordance with the terms of this Agreement;

(ii) to add to the covenants of Parent such further covenants, restrictions, conditions or provisions as Parent and the Rights Agent shall consider to be for the protection or benefit of the CVR Holders; provided that, in each case, such provisions shall not adversely affect the interests of the CVR Holders;

(iii) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided that, in each case, such provisions shall not adversely affect the interests of the CVR Holders;

(iv) as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act or the Exchange Act or any applicable state securities or “blue sky” laws; provided that, such provisions shall not adversely affect the interests of the CVR Holders;

(v) to evidence the assignment of this Agreement by Parent as provided in Section 6.5; or

(vi) to add, eliminate or change any provisions of this Agreement, unless such addition, elimination or change is adverse to the interests of the CVR Holders.

(b) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of Section 5.1(a), Parent shall mail (or cause the Rights Agent to mail, at Parent’s sole expense) a notice thereof by first class mail to the CVR Holders at their addresses as they shall appear on the CVR Register, setting forth (i) in general terms the substance of such amendment and (ii) the text of such amendment.

5.2 Amendments with Consent of CVR Holders.

(a) Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the CVR Holders), with the written consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the CVR Holders or Parent, and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is adverse to the interest of the CVR Holders.

(b) Promptly after the execution by Parent and the Rights Agent of any amendment pursuant to the provisions of Section 5.2(a), Parent shall mail (or cause the Rights Agent to mail, at Parent’s sole expense) a notice thereof by first class mail to the CVR Holders at their addresses as they shall appear on the CVR Register, setting forth in (i) general terms the substance of such amendment and (ii) the text of such amendment.

5.3 Execution of Amendments. As a condition precedent to the execution of any amendment permitted by this Section 5, the Rights Agent shall be entitled to receive, and shall be fully protected in relying upon, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise. No supplement or amendment to this Agreement shall be effective unless duly executed by the Rights Agent.

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5.4 Effect of Amendments. Upon the execution of any amendment under this Section 5, this Agreement shall be modified in accordance therewith, such amendment shall form a part of this Agreement for all purposes and every CVR Holder shall be bound thereby.

SECTION 6 MISCELLANEOUS PROVISIONS

6.1 Entire Agreement; Counterparts. This Agreement, the Merger Agreement and the other agreements, exhibits, annexes, and schedules referred to in the Merger Agreement constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the Parties and their affiliates, or any of them with respect to the subject matter hereof and thereof. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Party. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

6.2 Notices to Rights Agent or Parent. All notices, requests, instructions, demands, waivers and other communications or documents required or permitted to be given under this Agreement by either Party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by electronic mail or overnight courier to such Party, in the case of mail or overnight courier, with a copy sent via electronic mail, at the following addresses:

If to Parent:

[Parent]

[Address]

Attention: [•]

Email: [•]

with copies (that shall not constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Email:   [********]

     [********]

Attention:   William H. Aaronson

      Shanu Bajaj

If to Rights Agent:

[RIGHTS AGENT]

[Rights Agent address]

Attn: [•]

with a copy (which shall not constitute notice) to:

[•]

Attention:  [•]

Email: [•]

or to such other persons or addresses as may be designated in writing by the Party to receive such notice as provided above. All such notices, requests, instructions, demands, waivers and other communications or documents given as provided above shall be deemed given to the receiving Party upon actual receipt, if delivered personally; three (3) Business Days after deposit in the mail, if sent by registered or certified mail; upon transmission, if sent by email transmission prior to 6:00 p.m. recipient’s local time; the Business Day following the date of transmission, if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto; or on the next Business Day after deposit with an overnight courier, if sent by an overnight courier.

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6.3 Notice to CVR Holders. Where this Agreement provides for notice to CVR Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each CVR Holder affected by such event, at the CVR Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to CVR Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular CVR Holder shall affect the sufficiency of such notice with respect to other CVR Holders.

6.4 Assignability. This Agreement shall be binding upon, and shall be enforceable by and inure solely to the benefit of, the Parties hereto and their respective permitted successors and permitted assigns.

6.5 Parent Successors and Assigns. Parent may assign or otherwise transfer any or all of its rights, interests and obligations hereunder (a) in its sole discretion and without the consent of any other Person, to (i) one or more of its controlled affiliates, but only for so long as it remains a controlled affiliate of Parent, or (ii) any purchaser, licensee or sublicensee of all or substantially all of (but not less than all or substantially all of) the rights controlled by Parent (or the applicable Person included in Parent Group) to the CVR Products in accordance with Parent’s obligations under this Agreement, which is a Significant Pharmaceutical Company, (b) in compliance with Section 4.3(c) or (c) otherwise with the prior written consent of the Acting Holders, to any other Person (each, an “Assignee”); provided that the Assignee agrees in a writing delivered to Rights Agent that Assignee shall assume and be bound by all of the terms and conditions of this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent pursuant to the prior sentence. This Agreement will be binding upon, inure to the benefit of and be enforceable by Parent’s successors and each Assignee. Parent (and any other assignor) shall agree to remain liable for the performance by each Assignee of all obligations of Parent (or such other assignor, if applicable) hereunder. Subject to compliance with the requirements set forth in Section 4.3(c) and this Section 6.5 relating to assignments or other transfers, this Agreement shall not restrict Parent Group’s ability to merge or consolidate with, or sell, issue, license or dispose of its stock or other equity interests or assets to, any other Person, or spin-off or split-off. Each of Parent’s and its affiliates’ respective successors and each Assignee shall, by a supplemental contingent consideration payment agreement or other acknowledgement executed and delivered to the Rights Agent, expressly assume the due and punctual payment of the Milestone Payments and the due and punctual performance of every duty, obligation, agreement and covenant of this Agreement on the part of Parent to the extent to be performed or observed (or to be observed) by Parent. The Rights Agent may not assign this Agreement without Parent’s prior written consent, except to an affiliate of the Rights Agent in connection with a corporate restructuring. Any attempted assignment, transfer or delegation of this Agreement or any such rights in violation of this Section 6.5 shall be void and of no effect.

6.6 Benefits of Agreement; Remedies.

(a) Parent, and the Rights Agent hereby agree that the respective covenants and agreements set forth herein are for the benefit of the CVR Holders, who are each intended third-party beneficiaries hereof; provided, however, that without limiting the rights of the Rights Agent set forth herein, the Acting Holders will have the sole right, on behalf of all CVR Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding at Law or in equity or in bankruptcy or otherwise upon or under or with respect to this Agreement, and, other than the Acting Holders, no individual CVR Holder or other group of CVR Holders will be entitled to exercise such rights (provided that the foregoing shall not limit the ability of an individual CVR Holder to seek a payment due from the applicable party pursuant to Section 2.4 solely to the extent that such payment has been finally determined to be due and payable under this Agreement and has not been paid when due); provided, further, that all CVR Holders (including the Acting Holders) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Parent and not the Rights Agent. In any such action, the Acting Holders shall be deemed to represent all CVR Holders. Amounts collected by the Acting Holders in any such suit shall be paid first to reimburse the legal fees and other costs and expenses incurred by the Acting Holders and the balance shall be distributed to all CVR Holders. Acting Holders acting pursuant to this Section 6.6(a) on behalf of all CVR Holders shall have no liability to any other CVR Holders for any such actions.

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(b) Nothing in this Agreement, express or implied, shall give to any Person (other than the Parties hereto, the Acting Holders (acting on behalf of the CVR Holders) and their permitted successors and assigns hereunder) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the Parties hereto, the CVR Holders and their permitted successors and assigns. The rights of CVR Holders and their permitted successors and assigns hereunder are limited to those expressly provided in this Agreement and the Merger Agreement. Notwithstanding anything to the contrary contained herein, any CVR Holder or CVR Holder’s successor or assign pursuant to a Permitted Transfer may agree to renounce, in whole or in part, its rights under this Agreement by written notice to the Rights Agent, and Parent, which notice, if given, shall be irrevocable.

6.7 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. The Parties expressly acknowledge and agree that (a) the requirements of 6 Del. C § 2708 are satisfied by the provisions of this Agreement and that such statute mandates the application of Delaware law to this Agreement, the relationship of the Parties and the interpretation and enforcement of the rights and duties of the Parties hereunder, (b) the Parties have a reasonable basis for the application of Delaware law to this Agreement, the relationship of the Parties and the interpretation and enforcement of the rights and duties of the Parties hereunder, (c) no other jurisdiction has a materially greater interest in the foregoing and (d) the application of Delaware law would not be contrary to the fundamental policy of any other jurisdiction that, absent the Parties’ choice of Delaware law hereunder, would have an interest in the foregoing.

6.8 Exclusive Jurisdiction. Each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts (the “Chosen Courts”), for the purposes of any suit, action or other proceeding arising out of this Agreement, the Merger or any other Transaction (and agrees that no such action, suit or proceeding relating to this Agreement shall be brought by it or any of its subsidiaries except in such courts). Each of the Parties further agrees that, to the fullest extent permitted by applicable Law, service of any process, summons, notice or document by U.S. registered mail to such Person’s respective address set forth above shall be effective service of process for any action, suit or proceeding in the Chosen Courts with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each of the Parties irrevocably and unconditionally waives (and agrees not to plead or claim), any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement, the Merger or any of the other Transactions in the Chosen Courts, or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.3

6.9 Waiver of Jury Trial. Each Party hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of this Agreement or any of the transactions contemplated hereby. Each Party (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such Party would not, in the event of any action, suit or proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Party have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 6.9.

6.10 Legal Holidays. In the event that the Milestone Payment Date shall not be a Business Day, then (notwithstanding any provision of this Agreement to the contrary) payment need not be made on such date, but may be made, without the accrual of any additional interest thereon on account of such Milestone Payment Date not being a Business Day, on the next succeeding Business Day with the same force and effect as if made on such Milestone Payment Date.

6.11 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

[3]	Note to Draft: Provision aligned with Merger Agreement.

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6.12 Termination. This Agreement will be terminated and of no force or effect, the Parties will have no liability hereunder (other than with respect to monies due and owing by Parent to the Rights Agent) and no payments will be required to be made, upon the earliest to occur of (a) the payment by the Rights Agent to each Holder of all Milestone Payment Amounts required to be paid under the terms of this Agreement in accordance with Section 2.4(a), (b) the expiration of the Combination FDA Approval Milestone Period without achievement of the Combination FDA Approval Milestone and (c) the delivery of a written notice of termination duly executed by Parent and the Acting Holders. For the avoidance of doubt, the termination of this Agreement shall not affect or limit the right to receive the Milestone Payments under Section 2.4 to the extent earned prior to termination of this Agreement and the provisions applicable thereto will survive the expiration or termination of this Agreement.

6.13 Construction.

(a) The Parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any provision of this Agreement.

(b) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

(d) The bold-faced headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.

NOVO NORDISK US RESEARCH INVESTMENTS HOLDINGS, INC.

By:
Name:
Title:

[RIGHTS AGENT]

By:
Name:
Title:

[Signature Page to Contingent Value Rights Agreement]

Exhibit 99.3

PRIVILEGED & CONFIDENTIAL

VOTING AND SUPPORT AGREEMENT

This Voting and Support Agreement (this “Agreement”) is made and entered into as of [•], 2025, by and between Novo Nordisk A/S, a Danish aktieselskab (“Parent”), and the undersigned stockholders of the Company (each, a “Stockholder” and, if applicable, collectively, the “Stockholders”).

RECITALS

A.

Concurrently with the execution and delivery of this Agreement, Parent, Novo Nordisk US Research Investments Holdings, Inc., a Delaware corporation and a wholly owned Subsidiary of Parent (“Investor Sub”), NN US Invest, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent and Investor Sub, the “Novo Parties”), and the Company are entering into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) that, among other things and subject to the terms and conditions set forth in the Merger Agreement, provides for the merger of Merger Sub with and into the Company, with the Company being the surviving entity in such merger (the “Merger”).

B.

As of the date hereof, each Stockholder is the record or “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of the number of shares of common stock, par value $0.00001, per share of the Company (the “Common Stock”) set forth opposite such Stockholder’s name on Schedule A hereto, being all of the outstanding shares of Common Stock and other equity securities of the Company owned of record or beneficially by such Stockholder as of the date hereof (with respect to such Stockholder, the “Owned Shares”, together with any additional shares of Common Stock that such Stockholder may acquire record and/or beneficial ownership of after the date hereof, such Stockholder’s “Covered Shares”).

C.	As an inducement and condition for the Novo Parties to enter into the Merger Agreement, each Stockholder has agreed to enter into this Agreement with respect to the Covered Shares.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1. Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. When used in this Agreement, the following terms shall have the meanings assigned to them in this Section 1.

“Expiration Time” shall mean the earlier to occur of (a) the Effective Time and (b) such date and time as the Merger Agreement shall be validly terminated pursuant to Article VIII thereof.

“Transfer” shall mean (a) any direct or indirect offer, sale, assignment, encumbrance, hypothecation, tender in any tender or exchange offer, disposition, loan or other transfer (by operation of Law or otherwise), either voluntary or involuntary, or entry into any option or other contract, commitment, obligation, arrangement or understanding with respect to any offer, sale, assignment, encumbrance, disposition, loan or other transfer (by operation of Law or otherwise), of any Covered Shares or any interest in any Covered Shares (in each case other than this Agreement), (b) the deposit of such Covered Shares into a voting trust, the entry into a voting agreement or arrangement (other than this Agreement) with respect to such Covered Shares or the grant of any proxy or power of attorney (other than this Agreement) with respect to such Covered Shares, (c) entry into any hedge, swap or other transaction, contract, commitment, obligation, arrangement or understanding which is designed to (or is reasonably expected to lead to or result in) a transfer of the economic consequences of ownership of any Covered Shares, whether any such transaction is to be settled by delivery of Covered Shares, in cash or otherwise, or (d) any contract, commitment, obligation, arrangement or understanding (whether or not in writing) to take any of the actions referred to in the foregoing clauses (a), (b) or (c) above.

Section 2. Agreement to Not Transfer the Covered Shares.

2.1 No Transfer of Covered Shares. Until the Expiration Time, each Stockholder agrees not to Transfer or cause or permit the Transfer of any Covered Shares, other than with the prior written consent of Parent. Any Transfer or attempted Transfer of any Covered Shares in violation of this Section 2.1 shall be null and void ab initio and of no effect whatsoever; provided, however, (a) the PHP Stockholders (as described on the signature page of this Agreement) may Transfer to third Persons, in one or more transactions, up to 862,000 Covered Shares in the aggregate for all such transactions on or after the date that is sixty (60) days from the date hereof if, and only if, the Company has not, on prior to such date, declared and paid the Special Dividend in accordance with the Merger Agreement and (b) each Stockholder may Transfer any Covered Shares to (i) any Affiliate of such Stockholder, (ii) any family member (including a trust for such family member’s benefit) of such Stockholder, (iii) any charitable foundation or organization or (iv) if such Stockholder is a partnership or limited liability company, any partner or member of such Stockholder, in each case of clauses (i) through (iv), only if the transferee of such Covered Shares agrees (or has agreed) to be bound by the terms of this Agreement and executes and delivers to the parties hereto a written consent and joinder (if such transferee is not already a party to this Agreement) memorializing such agreement prior to such Transfer.

2.2 Update of Beneficial Ownership Information. Promptly following the written request of Parent, or upon a Stockholder’s or any of its Affiliates’ acquisition of beneficial (as defined in Rule 13d-3 under the Exchange Act) or record ownership of additional shares of Common Stock after the date hereof, such Stockholder will send to Parent a written notice setting forth the number of Covered Shares beneficially owned by such Stockholder or any of its Affiliates and indicating the capacity in which such Covered Shares are owned. Each Stockholder agrees to cause any of its Affiliates that acquires any such shares on or after the date hereof to execute an agreement in a form reasonably acceptable to Parent to be bound with respect to this Agreement with respect to such shares to the same extent such shares would be subject to this Agreement had they been acquired by such Stockholder.

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Section 3. Agreement to Vote the Covered Shares.

3.1 Until the Expiration Time, at every meeting of the Company’s stockholders at which any of the following matters are to be voted on (and at every adjournment or postponement thereof), and on any action or approval of Company’s stockholders by written consent with respect to any of the following matters, each Stockholder shall vote (including via proxy) all of the Covered Shares (or cause the holder of record on any applicable record date to vote (including via proxy) all of the Covered Shares):

(a) in favor of the adoption of the Merger Agreement and the approval of the transactions contemplated thereby, including the Merger; and

(b) against (i) any action or agreement that would reasonably be expected to result in a breach of the Merger Agreement or result in any condition set forth in Article VII of the Merger Agreement not being satisfied on a timely basis, (ii) any Takeover Proposal, or any other proposal made in opposition to, in competition with, or inconsistent with the Merger Agreement, the Merger or the transactions contemplated by the Merger Agreement and (iii) any other action, agreement or proposal which could reasonably be expected to delay, postpone or adversely affect consummation of the Merger and the other transactions contemplated by the Merger Agreement.

3.2 Until the Expiration Time, (i) at every meeting of the Company’s stockholders (and at every adjournment or postponement thereof), each Stockholder shall be represented in person or by proxy at such meeting (or cause the holders of record on any applicable record date to be represented in person or by proxy at such meeting) in order for the Covered Shares to be counted as present for purposes of establishing a quorum, and (ii) each Stockholder shall use its commercially reasonable efforts to (x) assist Parent and the Company in soliciting votes of the Company’s stockholders in favor of the matters set forth in Section 3.1(a) and against the matters set forth in Section 3.1(b), and (y) assist Parent in negotiating and executing as promptly as practicable following the date hereof voting and support agreements that are substantially consistent with this Agreement with stockholders of the Company that are not party to this Agreement.

Section 4. Waiver of Appraisal Rights. Each Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, all appraisal rights under Section 262 of the DGCL (and any other appraisal, dissenters’ or similar rights) related to the transactions contemplated by the Merger Agreement with respect to the Covered Shares owned or that may be acquired (in each case beneficially or of record, directly or indirectly) by such Stockholder, to the fullest extent permitted by Law.

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Section 5. No Solicitation. From and after the date of this Agreement until the Expiration Time, each Stockholder shall not, and shall cause its Affiliates and its and their Representatives not to, take any action which, were it taken by the Company or its Representatives, would violate Section 5.02 of the Merger Agreement.

Section 6. No Legal Action. Each Stockholder irrevocably agrees that it shall not, and shall cause its directors, officers and Affiliates not to, and shall direct its other Representatives not to, bring, commence, institute, maintain, prosecute, join or voluntarily aid any claim, appeal or Legal Proceeding which (a) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, (b) alleges that the execution and delivery of this Agreement by such Stockholder (or its performance hereunder solely in its capacity as a stockholder of the Company) breaches any fiduciary duty of the Company Board (or any member thereof) or any duty that such Stockholder has (or may be alleged to have) to the Company or to the other stockholders of the Company or (c) is otherwise against any of the Novo Parties, the Company, or any of their respective Affiliates and each of their successors, directors or officers relating to the negotiation, execution or delivery of the Merger Agreement or the consummation of the transactions contemplated hereby or thereby, and such Stockholder irrevocably waives any claim or rights whatsoever with respect to any of the foregoing; provided, however, that nothing contained herein shall affect the right of such Stockholder to exercise its rights as a result of (i) any breach by Parent under any agreement with Parent to which such Stockholder is a party or (ii) fraud.

Section 7. Fiduciary Duties. Each Stockholder is entering into this Agreement solely in its capacity as the record holder or beneficial owner of the Covered Shares. Nothing in this Agreement shall in any way, or shall require such Stockholder or its Representative (or such designee of a Stockholder or its Representative, if applicable) to attempt to, limit or affect any actions taken by any of such Stockholder (or designee) serving on the Company Board or as an officer of the Company from complying with his or her fiduciary obligations while acting in such Stockholder (or designee’s) capacity as a director or officer of the Company (if applicable). No action taken (or omitted to be taken) in any such capacity as director or officer of the Company shall be deemed to constitute a breach of this Agreement.

Section 8. Notice of Certain Events. Each Stockholder shall notify Parent in writing reasonably promptly of any fact, event or circumstance that would cause, or reasonably be expected to cause or constitute, a breach of the representations and warranties of such Stockholder under this Agreement.

Section 9. Representations and Warranties of the Stockholders. Each Stockholder hereby represents and warrants to Parent that:

9.1 Due Authority. Each Stockholder has the full necessary power and authority (in the case of a Stockholder who is not a natural person) or legal capacity (in the case of a Stockholder who is a natural person) to make, enter into and carry out the terms of this Agreement. In the case of a Stockholder who is not a natural person, such Stockholder is duly organized, validly existing and in good standing in accordance with

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the laws of its jurisdiction of formation, as applicable, and the execution and delivery of this Agreement, the performance of such Stockholder’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized. No other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by each Stockholder and constitutes a valid and binding obligation of such Stockholder enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

9.2 Ownership of the Covered Shares. (a) Each Stockholder is, as of the date hereof, the beneficial or record owner of the Covered Shares, free and clear of any and all Liens, other than those (i) created by this Agreement or the Merger Agreement or (ii) as disclosed on Schedule A hereto, and (b) such Stockholder has sole voting power over all of the Covered Shares. Each Stockholder has not entered into any agreement to Transfer any Covered Shares. As of the date hereof, each Stockholder does not own, beneficially or of record, any shares of Common Stock or other voting securities of the Company (or any securities convertible, exercisable or exchangeable for, or rights to purchase or acquire, any voting securities of the Company) other than the Owned Shares.

9.3 No Conflict; Consents.

(a) The execution and delivery of this Agreement by each Stockholder does not, and the performance by such Stockholder of its obligations under this Agreement and the compliance by such Stockholder with any provisions hereof does not and will not: (i) conflict with or violate any Laws applicable to such Stockholder, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the Covered Shares beneficially owned by such Stockholder pursuant to any contract, commitment, obligation, arrangement or understanding to which such Stockholder is a party or by which such Stockholder is subject.

(b) No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to each Stockholder in connection with the execution and delivery of this Agreement or the consummation by them of the transactions contemplated hereby.

9.4 Absence of Litigation. As of the date hereof, there is no Legal Proceeding pending against, or, to the knowledge of each Stockholder, threatened against or affecting such Stockholder that would reasonably be expected to materially impair the ability of such Stockholder to perform its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

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9.5 Reliance by Novo Parties. Each Stockholder understands and acknowledges that the Novo Parties are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement and the representations and warranties of the Stockholder contained herein.

Section 10. Representations and Warranties of Parent. Parent hereby represents and warrants to the Stockholders that:

10.1 Due Authority. Parent has the full power and capacity to make, enter into and carry out the terms of this Agreement. Parent is duly organized, validly existing and in good standing in accordance with the laws of its jurisdiction of formation, as applicable, and the execution and delivery of this Agreement, the performance of Parent’s obligations hereunder, and the consummation of the transactions contemplated hereby have been validly authorized, and no other consents or authorizations are required to give effect to this Agreement or the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Parent and constitutes a valid and binding obligation of Parent enforceable against it in accordance with its terms, except as enforcement may be limited by general principles of equity whether applied in a court of law or a court of equity and by bankruptcy, insolvency and similar Laws affecting creditors’ rights and remedies generally.

10.2 No Conflict; Consents.

(a) The execution and delivery of this Agreement by Parent does not, and the performance by Parent of its obligations under this Agreement and the compliance by Parent with any provisions hereof does not and will not: (i) conflict with or violate any Laws applicable to Parent, or (ii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, pursuant to any Contract or obligation to which Parent is a party or by which Parent is a subject.

(b) No consent, approval, order or authorization of, or registration, declaration or, except as required by the rules and regulations promulgated under the Exchange Act, filing with, any Governmental Entity or any other Person, is required by or with respect to Parent in connection with the execution and delivery of this Agreement.

Section 11. Miscellaneous.

11.1 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to the Covered Shares. All rights, ownership and economic benefits of and relating to the Covered Shares shall remain vested in and belong to the Stockholders, and Parent shall have no authority to direct any Stockholder in the voting or disposition of any of the Covered Shares, except as otherwise provided herein.

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11.2 Certain Adjustments. In the event of a stock split, stock dividend or distribution, or any change in the Common Stock by reason of any split-up, reverse stock split, recapitalization, combination, reclassification, conversion, exchange of shares or the like, the terms “Common Stock” and “Covered Shares” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged or which are received in such transaction.

11.3 Amendments and Modifications. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by all of the parties hereto. At any time and from time to time prior to the Effective Time, each party to this Agreement may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party, as applicable, (b) waive any inaccuracies in the representations and warranties made by the other party contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for their respective benefit contained herein. Any agreement on the part of Parent or Stockholder to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of Parent or Stockholder, as applicable. No failure or delay by Parent or Stockholder in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

11.4 Expenses. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

11.5 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given, (x) on the date sent by email if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient, (y) when delivered, if delivered personally to the intended recipient, and (z) one (1) Business Day later, if sent by overnight delivery via a national courier service (providing proof of delivery), and in each case, addressed to a party at the following address for such party (or at such other address for a party as shall be specified by like notice):

(a) if to a Stockholder, to the address for notice set forth opposite such Stockholder’s name on Schedule A hereto, with a copy to:

[•]

(b) if to Parent, to:

Novo Nordisk A/S

Novo Allé, DK- 2880, Bagsvaerd

Denmark

Attention: Legal Department

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Email: [********]

with a copy to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, New York 10017

Attention: William H. Aaronson; Shanu Bajaj

Email: [********]; [********]

11.6 Venue; Waiver of Jury Trial.

(a) Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court shall be unavailable, any state or federal court sitting in the State of Delaware) for the purpose of any Legal Proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each of the parties hereby irrevocably agrees that all claims with respect to such Legal Proceeding may be heard and determined exclusively in such court. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware (or, if such court shall be unavailable, any state or federal court sitting in the State of Delaware) in the event any Legal Proceeding arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) irrevocably consents to the service of process in any Legal Proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, on behalf of itself or its property, by U.S. registered mail to such party’s respective address set forth in Section 11.5 (provided that nothing in this Section (a) shall affect the right of any party to serve legal process in any other manner permitted by Law) and (iv) agrees that it will not bring any Legal Proceeding relating to this Agreement or any of the transactions contemplated hereby in any court other than the Court of Chancery of the State of Delaware (or, if such court shall be unavailable, any state or federal court sitting in the State of Delaware). The parties hereto agree that a final trial court Judgment in any such Legal Proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the Judgment or in any other manner provided by Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post- Judgment relief regarding, or any appeal from, such final trial court Judgment.

(b) Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any Legal Proceeding arising out of this Agreement or any of the transactions contemplated hereby. Each party hereto (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such party would not, in the event of any Legal Proceeding, seek to enforce the foregoing waiver and

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(ii) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section (b).

11.7 Documentation and Information. Each Stockholder consents to and authorizes the publication and disclosure by Parent and the Company of such Stockholder’s identity and holding of the Covered Shares, and the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement), in any press release, the Proxy Statement and any other disclosure document required in connection with the Merger Agreement, the Merger and the transactions contemplated by the Merger Agreement. Parent consents to and authorizes the publication and disclosure by each Stockholder of the terms of this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) in any Schedule 13D amendment legally required to be filed by such Stockholder.

11.8 Further Assurances. Each Stockholder agrees, from time to time, at the reasonable request of Parent and without further consideration, to execute and deliver such additional documents and take all such further action as may be reasonable required to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

11.9 Stop Transfer Instructions. At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Time, in furtherance of this Agreement, each Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Covered Shares (and that this Agreement places limits on the voting and transfer of the Covered Shares), subject to the provisions hereof and provided that any such stop transfer order and notice will immediately be withdrawn and terminated by the Company following the Expiration Time.

11.10 Enforcement. The parties agree that irreparable damage would occur and that Parent would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, this being in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent, and the exercise by Parent of any one remedy will not preclude the exercise of any other remedy.

11.11 Entire Agreement. This Agreement, including the Schedules hereto, constitutes the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. For the avoidance of doubt, nothing in this Agreement shall be deemed to amend, alter or modify, in any respect, any of the provisions of the Merger Agreement.

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11.12 Reliance. Each Stockholder understands and acknowledges that the Novo Parties are entering into the Merger Agreement in reliance upon such Stockholder’s execution and delivery of this Agreement.

11.13 Interpretation. The rules of construction specified in Section 9.04 of the Merger Agreement also apply to this Agreement, mutatis mutandis.

11.14 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Parent may assign, in its sole direction, any or all of the rights, interests and obligations under this Agreement to any Affiliate of Parent, but no such assignment shall relieve Parent of its obligations under this Agreement if such assignee does not perform such obligations. Subject to the preceding sentence, any purported assignment without such consent shall be void. Subject to the preceding sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

11.15 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule or law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

11.16 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Delivery of an executed counterpart of a signature page of this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

11.17 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

11.18 Non-survival of Representations and Warranties. None of the representations and warranties in this Agreement or in any schedule, instrument or other document delivered pursuant to this Agreement shall survive the Effective Time or the termination of this Agreement. This Section 11.18 shall not limit any covenant or agreement contained in this Agreement that by its terms is to be performed in whole or in part after the Effective Time or the termination of this Agreement.

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11.19 Termination. This Agreement shall automatically terminate without further action by any of the parties hereto and shall have no further force or effect as of the earlier to occur of (a) the Expiration Time and (b) the entry, without the prior written consent of Stockholder, into any amendment, waiver or modification to the Merger Agreement that results in a decrease in the consideration that would be payable in respect of the Covered Shares; provided that the provisions of this Section 11 shall survive any such termination. Notwithstanding the foregoing, termination of this Agreement shall not prevent any party from seeking any remedies (at law or in equity) against any other party for that party’s breach of any of the terms of this Agreement prior to the date of termination.

[Signature page follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the date and year first above written.

Novo Nordisk A/S

By:
Name: [•]
Title: [•]

[Signature Page to Voting and Support Agreement]

[Stockholder]

By:
Name: [•]
Title: [•]

[Signature Page to Voting and Support Agreement]

Schedule A

Name	Owned Shares	Address
[•]	[•]	[•]

Schedule A-1

Exhibit 99.4

FORM OF REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT, dated as of [•], 2025 (as it may be amended, supplemented or otherwise modified from time to time in accordance with its terms, this “Agreement”), is made among Metsera, Inc., a Delaware corporation (the “Company”); [Novo Nordisk US Research Investments Holdings, Inc., a Delaware corporation] (together with its Affiliates, “Parent”), and any transferee of Registrable Securities to whom any Person who is a party to this Agreement shall Assign any rights hereunder in accordance with Section 4.5 (each such Person, including Parent, a “Holder”). Capitalized terms used in this Agreement without definition have the meaning set forth in Section 1.

1. Certain Definitions. As used herein, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning set forth in Section 2.2(f).

“Affiliate” means with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with, such Person.

“Agreement” has the meaning set forth in the preamble.

“Assign” means to directly or indirectly sell, transfer, assign, distribute, exchange, pledge, hypothecate, mortgage, grant a security interest in, encumber or otherwise dispose of Registrable Securities, whether voluntarily or by operation of law, including by way of a merger. “Assignor,” “Assignee,” “Assigning” and “Assignment” have meanings corresponding to the foregoing.

“automatic shelf registration statement” has the meaning set forth in Section 2.4.

“Block Trade” means any non-marketed underwritten takedown offering taking the form of a bought deal, block sale or similar transaction.

“Board” means the Board of Directors of the Company.

“Business Day” means any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York, New York or the nation of Denmark or the Delaware Secretary of State are authorized or required by law to be closed or (iii) a day on which the principal offices of the SEC in Washington, D.C. are not open to accept filings.

“Claims” has the meaning set forth in Section 2.9(a).

“Company” has the meaning set forth in the preamble.

“Company Shares” means shares of common stock of the Company, par value $0.00001 per share and any and all securities of any kind whatsoever of the Company that may be issued by the Company after the date hereof in respect of, in exchange for, or in substitution of, Company Shares, pursuant to any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

“Company Shares Equivalents” means, with respect to the Company, all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) Company Shares or other equity securities of the Company (including, without limitation, any shares of the Series [C] Preferred Stock, par value $0.00001 per share, of the Company and any other preferred stock, note or debt security convertible into or exchangeable for Company Shares or other equity securities of the Company).

“Demand Exercise Notice” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Request” has the meaning set forth in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Article 2, including, without limitation: (i) SEC, stock exchange or FINRA, and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the Nasdaq Global Select Market or on any other securities market on which the Company Shares are listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws of any state or jurisdiction of the United States or compliance with the securities laws of foreign jurisdictions and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel and securities counsel in foreign jurisdictions, (iii) word processing, printing and copying expenses, (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, fees and disbursements of one counsel for the Participating Holder(s) (selected by the Majority Participating Holders), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit and/or comfort letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to any Qualified Independent Underwriter, (x) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA (excluding, for the avoidance of doubt, any underwriting discount, commissions, or spread), (xi) fees and expenses of any transfer agent or custodian and (xii) expenses for securities law liability insurance and any rating agency fees.

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“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fully-Diluted Basis” means, with respect to the Company Shares, all issued and outstanding Company Shares and all Company Shares issuable in respect of securities convertible into or exchangeable for such Company Shares, all stock appreciation rights, options, warrants and other rights to purchase or subscribe for such Company Shares or securities convertible into or exchangeable for such Company Shares, including any of the foregoing stock appreciation rights, options, warrants or other rights to purchase or subscribe for such Company Shares that are subject to vesting.

“Holder” or “Holders” has the meaning set forth in the preamble.

“Initiating Holder(s)” has the meaning set forth in Section 2.1(a).

“IPO” means the initial public offering of the common stock of the Company completed on or about February 3, 2025.

“Litigation” means any action, proceeding or investigation in any court or before any governmental authority.

“Majority Participating Holders” means (i) Parent, to the extent Parent owns any Registrable Securities proposed to be included in offerings of Registerable Securities pursuant to Section 2.1 or Section 2.2, and (ii) otherwise the Participating Holders holding more than 50% of the Registrable Securities proposed to be included in offerings of Registerable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Manager” has the meaning set forth in Section 2.1(e).

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any registration or offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, governmental entity or agency or other entity of any kind or nature.

“Piggyback Shares” has the meaning set forth in Section 2.3(a)(iv).

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

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“Registrable Securities” means any Company Shares held by the Holders at any time (including those held as a result of the conversion or exercise of Company Shares Equivalents); provided that, as to any Registrable Securities held by a particular Holder, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, or (B) such securities are eligible to be sold by such Holder in a single transaction pursuant to Rule 144 under the Securities Act (or any similar provision then in force), as such Rule 144 or such similar provision may be amended (or any successor provision thereto), without any limitation on the amount of Company Shares which may be sold pursuant to such rule.

“Rule 144” and “Rule 144A” have the meaning set forth in Section 4.2.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning set forth in Section 2.3(c).

“Securities Act” means the United States Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Subsidiary” means any direct or indirect subsidiary of the Company on the date hereof and any direct or indirect subsidiary of the Company organized or acquired after the date hereof.

“Transfer” means, with respect to any Company Shares, (i) when used as a verb, to sell, assign, dispose of, exchange, pledge, mortgage, encumber, hypothecate or otherwise transfer, in whole or in part, any of the economic consequences of ownership of such Company Shares, whether directly or indirectly, or agree or commit to do any of the foregoing and (ii) when used as a noun, a direct or indirect sale, assignment, disposition, exchange, pledge, mortgage, encumbrance, hypothecation or other transfer, in whole or in part, of any of the economic consequences of ownership of such Company Shares or any agreement or commitment to do any of the foregoing. For the avoidance of doubt, a transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of an interest in any Holder, or direct or indirect parent thereof, all or substantially all of whose assets are, directly or indirectly, Company Shares shall constitute a “Transfer” of Company Shares for purposes of this Agreement. For the avoidance of doubt, a transfer, sale, exchange, assignment, pledge, hypothecation or other encumbrance or other disposition of an interest in any Holder, or direct or indirect parent thereof, which has substantial assets in addition to Company Shares shall not constitute a “Transfer” of Company Shares for purposes of this Agreement.

“Valid Business Reason” has the meaning set forth in Section 2.1(c)(iii).

“WKSI” has the meaning set forth in Section 2.4.

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2. Registration Rights.

2.1. Demand Registrations.

(a) If the Company shall receive from Parent or any other Holder or group of Holders [•]1 a written request that the Company file a registration statement with respect to all or a portion of the Registrable Securities (a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration,” and the sender(s) of such request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), then the Company shall, within five Business Days of the receipt thereof, give written notice (the “Demand Exercise Notice”) of such request to all other Holders, and subject to the limitations of this Section 2.1, use its reasonable best efforts to effect, as soon as practicable, the registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 thereunder if so requested and if the Company is then eligible to use such a registration) of all Registrable Securities that Parent or the Holders request to be registered.

(b) There is no limitation on the number of Demand Registrations pursuant to this Section 2.1 which the Company is obligated to effect. However, the Company shall not be obligated to take any action to effect any Demand Registration:

(i) within 90 days after a Demand Registration pursuant to this Section 2.1 that has been declared or ordered effective;

(ii) where the anticipated offering price, before any underwriting discounts or commissions and any offering-related expenses, is equal to or less than $10,000,000, unless such registration would represent all of the remaining Registrable Securities owned by the Initiating Holder(s); or

(iii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) If the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board (after consultation with external legal counsel), any registration of Registrable Securities should not be made or continued (or sales under a shelf registration statement should be suspended) because (i) such registration (or continued sales under a shelf registration statement) would materially and adversely interfere with any existing or potential material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or any of its subsidiaries or (ii) the Company is in possession of material non-public information, the disclosure of which has been determined by the Board to not be in the Company’s best interests (in either case, a “Valid Business Reason”), then (x) the Company may postpone filing a registration

[1]	Note to Draft: To be the date that is 6 months before the C-1 Preferred Stock transfer restriction expires.

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statement relating to a Demand Registration Request or suspend sales under an existing shelf registration statement until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists and (y) in the case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five Business Days after such Valid Business Reason no longer exists, but in no event for more than 90 days after the date the Board determines a Valid Business Reason exists; and the Company shall give written notice to the Participating Holders of its determination to postpone or withdraw a registration statement or suspend sales under a shelf registration statement and of the fact that the Valid Business Reason for such postponement, withdrawal or suspension no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not defer its obligation in this manner for more than (i) 60 days in any 90 day period or (ii) for periods exceeding, in the aggregate, 90 days in any 12 month period. If the Company shall give any notice of postponement, withdrawal or suspension of any registration statement pursuant to this Section 2.1(c), the Company shall not, during the period of postponement, withdrawal or suspension, register any Company Shares, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to Section 2.1(c), such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed pursuant to a Demand Registration (whether pursuant to Section 2.1(c) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 90 days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to Section 2.1(c).

(d)

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(i) The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within ten Business Days after the receipt of the Demand Exercise Notice.

(ii) The Company shall, as expeditiously as possible, but subject to the limitations set forth in this Section 2.1, use its reasonable best efforts to (x) effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution and (y) if requested by the Majority Participating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

(e) In connection with any Demand Registration, the Initiating Holder shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with such registration and each other managing underwriter for such registration; provided that, the Company shall have the right to designate one managing underwriter for each such registration.

(f) If so requested by the Initiating Holder(s), the Company (together with all Holders proposing to distribute their securities through such underwriting) shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Initiating Holder in its sole discretion.

(g) Any Holder that intends to sell Registrable Securities by means of a shelf registration pursuant to Rule 415 thereunder shall give the Company two days’ prior notice of any such sale.

2.2. Piggyback Registrations.

(a) If, at any time or from time to time the Company proposes or is required to register or commence an offering of any of its equity securities for its own account or otherwise on a non-shelf registration statement (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto) (including but not limited to the registrations or offerings on a non-shelf registration statement pursuant to Section 2.1), the Company will:

(i) promptly give to each Holder written notice thereof prior to the filing of any registration statement under the Securities Act, which notice shall be given no later than five Business Days prior to the piggyback deadline set forth in Section 2.2(a)(ii); and

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(ii) include in such registration and in any underwriting involved therein (if any), all the Registrable Securities specified in a written request or requests by any of the Holders (except as set forth in Sections 2.2(e) and 2.2(j)), which request shall be made as soon as practicable, but in no event later than 5:00 p.m., New York City Time, on the second Business Day prior to the date on which the preliminary prospectus intended to be used in connection with marketing efforts for the relevant offering is expected to be filed with the SEC, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto.

(b) If, at any time or from time to time the Company proposes or is required to register any of its equity securities for its own account or otherwise on a shelf registration statement (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto) (including but not limited to the registrations on a shelf registration statement pursuant to Section 2.1), the Company will:

(i) promptly give to each Holder written notice thereof prior to the filing of any registration statement under the Securities Act, which notice shall be given no later than five Business Days prior to the piggyback deadline set forth in Section 2.2(b)(ii); and

(ii) include in such registration all the Registrable Securities specified in a written request or requests by any of the Holders (except as set forth in Sections 2.2(e) and 2.2(j)), which request shall be made as soon as practicable, but in no event later than 5:00 p.m., New York City Time, on the second Business Day prior to the date on which registration statement is expected to be filed with the SEC.

(c) If, at any time or from time to time the Company proposes or is required to commence a “takedown” off of an effective shelf registration statement of any of its equity securities for its own account or otherwise (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto) (including but not limited to the registrations or offerings on a non-shelf registration statement pursuant to Section 2.1), the Company will:

(i) promptly give to each Holder that has Registrable Securities registered on such shelf registration statement written notice thereof prior to the filing of any registration statement under the Securities Act, which notice shall be given no later than (x) other than in connection with a Block Trade, five Business Days prior to the piggyback deadline set forth in Section 2.2(c)(ii) or (y) in connection with a Block Trade, no later than 5:00 p.m., New York City time, on the second Business Day prior to the date of proposed execution of such Block Trade; and

(ii) include in such underwritten takedown, all the Registrable Securities specified in a written request or requests by any of the Holders (except as set forth in Sections 2.2(e) and 2.2(j)), which request shall be made as soon as practicable, but in no event later than (x) other than in connection with a Block Trade, 5:00 p.m., New York City time, on the second Business Day prior to the date on which the preliminary prospectus or preliminary prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be filed with the SEC or (y) in connection with a Block Trade, 8:00 a.m., New York City time, on the date of proposed execution of the Block Trade.

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(d) There is no limitation on the number of such piggyback registrations pursuant to Sections 2.2(a), 2.2(b) or 2.2(c) which the Company is obligated to effect. No registration of Registrable Securities effected under Section 2.2(a), 2.2(b) or 2.2(c) shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof.

(e) If the registration in this Section 2.2 involves an underwritten offering, the right of any Holder to include its Registrable Securities in a registration or offering pursuant to this Section 2.2 shall be conditioned upon such Holder’s participation in the underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall (together with the Company) enter into an underwriting agreement and lock-up agreement in customary form with the underwriter or underwriters selected for such underwriting.

(f) The Company, subject to 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person, (i) authorized but unissued Company Shares or Company Shares held by the Company as treasury shares and (ii) any other Company Shares which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders.

(g) Other than, for the avoidance of doubt, in connection with a Demand Registration pursuant to Section 2.1, if, at any time after giving written notice of its intention to register or sell any equity securities pursuant to this Section 2.2 and prior to the effective date of the registration statement filed in connection with such registration or sale of such equity securities, the Company shall determine for any reason not to register or sell or to delay registration or sale of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such abandoned registration or sale, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration or sale of its equity securities, shall be permitted to delay the registration or sale of such Registrable Securities for the same period as the delay in registering such other equity securities.

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(h) Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder including filing a prospectus supplement naming the Holders, partners, members and stockholders to the extent required by law.

(i) Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 without prejudice to the rights of such Holders under Section 2.1, by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution by such Holder of the underwriting agreement or the execution by such Holder of the custody agreement with respect to such registration or as otherwise required by the underwriters.

2.3. Allocation of Securities Included in Registration Statement or Offering.

(a) Notwithstanding any other provision of this Agreement, in connection with an underwritten offering initiated by a Demand Registration Request, if the Manager advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(a) Sale Number”) within a price range acceptable to the Initiating Holders, the Initiating Holders shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the Company shall use its reasonable best efforts to include in such registration or offering, as applicable, the number of shares of Registrable Securities in the registration and underwriting as follows:

(i) first, all Registrable Securities requested to be included in such registration or offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if such number of Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated among all such Holders requesting inclusion thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration or offering by each Participating Holder;

(ii) second, if by the withdrawal of Registrable Securities by a Participating Holder, a greater number of Registrable Securities held by other Holders, may be included in such registration or offering (up to the Section 2.3(a) Sale Number), then the Company shall offer to all Holders who have included Registrable Securities in the registration or offering the right to include additional Registrable Securities in the same proportions as set forth in Section 2.3(a)(i).

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(iii) third, to the extent that the number of Registrable Securities to be included pursuant to clause (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, and if the underwriter so agrees, any securities that the Company proposes to register or sell, up to the Section 2.3(a) Sale Number; and

(iv) fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such registration or offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration or offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

(b) In a registration or offering made pursuant to Section 2.2 involving an underwritten primary offering on behalf of the Company that was initiated by the Company, if the Manager determines that marketing factors require a limitation of the number of shares to be underwritten (such number, the “Section 2.3(b) Sale Number”) in order for the sale of the securities within a price range acceptable to the Company, the Company shall so advise all Holders whose securities would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(i) first, all equity securities that the Company proposes to register for its own account;

(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registerable Securities (not to exceed the Section 2.3(b) Sale Number) to be included in the underwritten offering shall be allocated among all Holders requesting inclusion pursuant to exercise of rights under Section 2.2 in proportion, as nearly as practicable, to the respective amounts of Registrable Securities requested to be included in such registration or offering by each Participating Holder; and

(iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

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(c) If any registration pursuant to Section 2.2 involves an underwritten offering by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement, the Manager (as selected by the Initiating Holder) shall advise the Company that, in its view, the number of securities requested to be included in such registration exceeds the number (the “Section 2.3(c) Sale Number”) that can be sold in an orderly manner in such registration within a price range acceptable to the Company, the Company shall include shares in such registration as follows:

(i) first, the shares requested to be included in such underwritten offering shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the respective amounts of Registrable Securities requested to be included in such registration or offering by each Participating Holder, up to the Section 2.3(c) Sale Number;

(ii) second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such underwritten offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iii) third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d) If any Holder of Registrable Securities disapproves of the terms of the underwriting, or if, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a registration or offering that such Holder has requested be included, such Holder may elect to withdraw such Holder’s request to include Registrable Securities in such registration or offering or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing, to the Company, Manager and, if applicable, the Initiating Holder(s), prior to the execution of the underwriting agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include such withdrawn Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.

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2.4. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible (but, in any event (i) if the Company is not then eligible to use a shelf registration statement, within 45 days or (ii) if the Company is then eligible to use a shelf registration statement, within 30 days, after a Demand Registration Request in the case of Section 2.4(a) below), in connection with the Registration of the Registrable Securities and, where applicable, a takedown off of a shelf registration statement:

(a) prepare and file all filings with the SEC and FINRA required for the consummation of the offering, including preparing and filing with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which registration form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its reasonable best efforts to cause such registration statement to become effective and remain continuously effective from the date such registration statement is declared effective until the earliest to occur (A) the first date as of which all of the Registrable Securities included in the registration statement have been sold or (B) a period of 90 days in the case of an underwritten offering effected pursuant to a registration statement other than a shelf registration statement and a period of three years in the case of a shelf registration statement (provided, however, that as far in advance as reasonably practicable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company will furnish to one counsel for the Holders participating in the planned offering (selected by the Majority Participating Holders) and to one counsel for the Manager, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel (provided that the Company shall be under no obligation to make any changes suggested by the Holders), and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Majority Participating Holders or the underwriters, if any, shall reasonably object);

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act reports as may be necessary to keep such registration statement continuously effective for the period set forth in Section 2.4(a) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (and, in connection with any shelf registration statement, file one or more prospectus supplements pursuant to Rule 424 under the Securities Act covering Registrable Securities upon the request of one or more Holders wishing to offer or sell Registrable Securities whether in an underwritten offering or otherwise);

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(c) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Manager of such offering;

(d) furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with all applicable laws of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(e) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (e), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(f) promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related

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thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects; and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(g) comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within 45 days, or 90 days if it is a fiscal year, after the end of such 12 month period described hereafter), an earnings statement (which need not be audited) covering the period of at least 12 consecutive months beginning with the first day of the Company’s first fiscal quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(h) (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(i) cause its senior management, officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

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(j) provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(k) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Parent to the extent it holds any Registrable Securities, and otherwise the Majority Participating Holders or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(l) use its reasonable best efforts (i) to obtain an opinion from the Company’s counsel, including local and/or regulatory counsel, and a comfort letter and updates thereof from the Company’s independent public accountants who have certified the Company’s financial statements included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and comfort letters (including, in the case of such comfort letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and comfort letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to Parent to the extent it holds any Registrable Securities, and otherwise the Majority Participating Holders, and (ii) furnish to each Holder participating in the offering and to each underwriter, if any, a copy of such opinion and letter addressed to such underwriter;

(m) deliver promptly to counsel for each Participating Holder and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for each Participating Holder, by counsel for any underwriter, participating in any disposition to be effected pursuant to such registration statement and by any accountant or other agent retained by any Participating Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for a Participating Holder, counsel for an underwriter, accountant or agent in connection with such registration statement;

(n) use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

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(o) provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement;

(p) use its best efforts to make available its senior management, employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the needs of the Company’s businesses and the requirements of the marketing process) in marketing the Registrable Securities in any underwritten offering;

(q) promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing of any free writing prospectus, provide copies of such document to counsel for each Participating Holder and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for the Participating Holders or underwriters may reasonably request;

(r) furnish to counsel for each Participating Holder and to each managing underwriter, without charge, at least one signed copy of the registration statement and any post-effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(s) cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;

(t) cooperate with any due diligence investigation by any Manager, underwriter or Participating Holder and make available such documents and records of the Company and its Subsidiaries that they reasonably request (which, in the case of the Participating Holder, may be subject to the execution by the Participating Holder of a customary confidentiality agreement in a form which is reasonably satisfactory to the Company);

(u) take no direct or indirect action prohibited by Regulation M under the Exchange Act;

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(v) take all such other reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

(w) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(x) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which the Registrable Securities remain Registrable Securities. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any shelf registration statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

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It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.1, 2.2 or 2.4 that each Participating Holder shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company may from time to time reasonably request so long as such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

2.5. Registration Expenses. All Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Article 2 shall be borne by the Company, whether or not a registration statement becomes effective. All underwriting discounts and all selling commissions and transfer taxes relating to securities registered by the Holders shall be borne by the holders of such securities pro rata in accordance with the number of shares sold in the offering by such Participating Holder.

2.6. Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, if the Company has determined to enter into an underwriting agreement in connection therewith, all securities to be included in such registration shall be subject to the underwriting agreement and no Person may participate in such registration or offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof, and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

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2.7. Limitations on Sale or Distribution of Other Securities.

(a) Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Company Shares, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed 90 days and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell any Company Shares (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed 90 days subject to the same exceptions as provided in the lock-up provisions contained in the underwriting agreement for the IPO; and, if so requested, each Holder agrees to enter into a customary lock-up agreement with such managing underwriter.

(b) The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Company Shares, or any other equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Company Shares Equivalent), until a period of 90 days shall have elapsed from the effective date of such previous registration. The Company shall use its reasonable best efforts to cause its executive officers and directors (and managers, if applicable) and other holders of Common Stock participating in such offering who beneficially own (within the meaning of Rules 13d-3 and 13d-5 under the Exchange Act as in effect on the date of this Agreement) Company Shares, to enter into lockup agreements that contain restrictions that are no less restrictive than the restrictions contained in the lockup agreements executed by the Participating Holders.

2.8. No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and may sell any of its Registrable Securities in any manner in compliance with applicable law (subject to the restrictions set forth in the Stockholders Agreement) even if such shares are already included on an effective registration statement.

2.9. Indemnification.

(a) In the event of any registration and/or offering of any securities of the Company under the Securities Act pursuant to this Article 2, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, trustees, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members, beneficiaries or general and limited

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partners thereof), any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary or final prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

(b) Each Participating Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act, each underwriter (within the meaning of the Securities Act) of the Company’s securities covered by such a registration statement, any Person who controls such underwriter, and any other Holder selling securities in such registration statement and each of its directors, officers, partners or agents or any Person who controls such Holder with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary

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or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder, specifically for use therein and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9(b) and 2.9(c) and (e) shall in no case be greater than the amount of the proceeds actually received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary or final prospectus or amendment or supplement thereto or any free writing prospectus are statements specifically relating to (a) the beneficial ownership of Company Shares by such Participating Holder and its Affiliates and (b) the name and address of such Participating Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c) Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d) Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article 2. In case any action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to (x) participate in such action or proceeding and (y) unless, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume the defense thereof jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party. The indemnifying party shall promptly notify the indemnified party of its decision to assume the defense of such action or proceeding. If, and after, the indemnified party has received such notice from the indemnifying party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action or proceeding other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take

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reasonable steps necessary to defend diligently the action or proceeding within 10 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement or compromise (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. The indemnity obligations contained in Sections 2.9(a) and 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnifying party which consent shall not be unreasonably withheld.

(e) If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable to an indemnified party under Section 2.9(a), (b) or (c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim as well as any other relevant equitable considerations. The relative fault shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other

23

expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds actually received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Section 2.9(b) and (c).

(f) The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract (except as set forth in subsection (h) below) and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party and the completion of any offering of Registrable Securities in a registration statement.

(g) The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

(h) If a customary underwriting agreement shall be entered into in connection with any registration pursuant to Section 2.1 or 2.2, the indemnity, contribution and related provisions set forth therein shall supersede the indemnification and contribution provisions set forth in this Section 2.9.

3. Underwritten Offerings.

3.1. Requested Underwritten Offerings. If the Initiating Holders request an underwritten offering pursuant to a registration under Section 2.1 (pursuant to a request for a registration statement to be filed in connection with a specific underwritten offering or a request for a shelf takedown in the form of an underwritten offering), the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be satisfactory in form and substance to the Majority Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein (it being understood that an underwriting agreement in substantially the form of the underwriting agreement for the IPO shall be deemed to satisfy the foregoing requirements). Every Participating Holder shall be a party to such underwriting agreement and may, at its option, require

24

that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters also shall be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement and shall be limited to liability for written information specifically provided by such Participating Holder for use in the registration statement and prospectus.

3.2. Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 which involves an underwritten offering, if the Company enters into an underwriting agreement in connection therewith, then all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Participating Holder, its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement and its intended method of distribution; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement for indemnity, contribution or otherwise shall be limited to the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement and shall be limited to liability for written information specifically provided by such Participating Holder for use in the registration statement and prospectus.

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4. General.

4.1. Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

4.2. Rule 144 and Rule 144A. If the Company files a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act in respect of the Company Shares or Company Shares Equivalents, the Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

4.3. Amendments and Waivers; Termination. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Parent to the extent it holds any Registrable Securities, and otherwise the Holders holding the majority of the Registrable Securities, provided that if any such amendment or waiver has an adverse or disproportionate effect on the other Holders thereto, such amendment or waiver, as the case may be, shall require the written consent of such other Holders, such consent not to be unreasonably withheld, conditioned or delayed. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon each Holder and the Company. Any waiver of any breach or default by any other party of any of the terms of this Agreement effected in accordance with this Section 4.3 shall not operate as a waiver of any other breach or default, whether similar to or different from the breach or default waived. No waiver of any provision of this Agreement shall be implied from any course of dealing between the parties hereto or from any failure by any party to assert its or his or her rights hereunder on any occasion or series of occasions. This Agreement will terminate as to any Holder when it no longer holds any Registrable Securities.

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4.4. If Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the Holder of such Registrable Securities for purposes of any request or other action by any Holder or Holders of Registrable Securities pursuant to this Agreement (or any determination of any number or percentage of shares constituting Registrable Securities held by any Holder or Holders of Registrable Securities contemplated by this Agreement); provided, however, that the Company shall have received evidence reasonably satisfactory to it of such beneficial ownership.

4.5. Notices. Unless otherwise specified herein, all notices, consents, approvals, reports, designations, requests, waivers, elections and other communications authorized or required to be given pursuant to this Agreement shall be in writing and shall be given, made or delivered (and shall be deemed to have been duly given, made or delivered upon receipt) by personal hand-delivery, by facsimile transmission, by electronic mail, by mailing the same in a sealed envelope, registered first-class mail, postage prepaid, return receipt requested, or by air courier guaranteeing overnight delivery, in each case addressed to the Company at the address set forth below or to the applicable Holder at the address indicated on Schedule A hereto (or at such other address for a Holder as shall be specified by like notice):

if to the Company, to it at:

[Messi]

[•]

[•]

Attention:	[•]
E-mail:	[•]

with copies (which shall not constitute actual notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019

Facsimile: (212) 757-3990

Email:	[********]
[********]
[********]
Attention:	Scott A. Barshay
Benjamin Goodchild
Andrew D. Krause

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4.6. Successors and Assigns.

(a) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns.

(b) A Holder may Assign his, her or its rights under this Agreement without the Company’s consent to an Assignee of Registrable Securities which (i) is with respect to any Holder, the spouse, parent, sibling, child, step-child or grandchild of such Holder, or the spouse thereof and any trust, limited liability company, limited partnership, private foundation or other estate planning vehicle for such Holder or for the benefit of any of the foregoing or other persons pursuant to the laws of descent and distribution, or (ii) is a legatee, executor or other fiduciary pursuant to a last will and testament of the Holder or pursuant to the terms of any trust which take effect upon the death of the Holder. In addition, any Holder may Assign his, her or its rights under this Agreement without the Company’s prior written consent so long as such Assignment (i) occurs in connection with the transfer of all, but not less than all, of such Holder’s Registrable Securities in a single transaction in the case of such an Assignment by a Holder and (ii) results in the Assignee holding not less than 1% of the outstanding shares of Company Shares at the time of such transfer. Subject to subsection (c) below, any Assignment shall be conditioned upon prior written notice to the Company identifying the name and address of such Assignee and any other material information as to the identity of such Assignee as may be reasonably requested, and Schedule A hereto shall be updated to reflect such Assignment.

(c) Notwithstanding anything to the contrary contained in this Section 4.6, any Holder may elect to transfer all or a portion of its Registrable Securities to any third party without Assigning its rights hereunder with respect thereto, provided that in any such event all rights under this Agreement with respect to the Registrable Securities so transferred shall cease and terminate.

4.7. Limitations on Subsequent Registration Rights. From and after the date hereof the Company may not, without the prior written consent of Parent to the extent it holds any Registrable Securities, and otherwise the Holders holding Registrable Securities, enter into or amend any existing agreement with any holder or prospective holder of any securities of the Company which provides such holder or prospective holder of securities of the Company comparable registration rights granted to the Holders hereby.

4.8. Entire Agreement. This Agreement and the other agreements referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede any prior agreement or understanding among them with respect to the matters referred to herein.

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4.9. Governing Law; Waiver of Jury Trial; Jurisdiction.

(a) Governing Law. This Agreement is governed by and will be construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction.

(b) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. The Company or any Holder may file an original counterpart or a copy of this Section 4.9(b) with any court as written evidence of the consent of any of the parties hereto to the waiver of their rights to trial by jury.

(c) Jurisdiction. Each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the courts of the Court of Chancery of the State of Delaware (or, only if such court declines to accept jurisdiction over a particular matter, then in the United States District Court for the District of Delaware or, if jurisdiction is not then available in the United States District Court for the District of Delaware (but only in such event), then in any Delaware state court sitting in New Castle County) and any appellate court from any of such courts in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from such court, (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts and (iv) to the fullest extent permitted by law, consents to service being made through the notice procedures set forth in Section 4.5. Each party hereto hereby agrees that, to the fullest extent permitted by law, service of any process, summons, notice or document by U.S. registered mail to the respective addresses set forth in Section 4.5 shall be effective service of process for any suit or proceeding in connection with this Agreement or the transactions contemplated hereby.

4.10. Interpretation; Construction.

(a) The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”

(b) The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

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4.11. Counterparts. This Agreement may be executed (including by facsimile transmission or other electronic signature of this Agreement signed by such party (via PDF, TIFF, JPEG or the like)) with counterpart pages or in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that both parties need not sign the same counterpart.

4.12. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall be construed by limiting it so as to be valid, legal and enforceable to the maximum extent provided by law and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

4.13. Specific Performance. It is hereby agreed and acknowledged that it will be impossible to measure the money damages that would be suffered if the parties fail to comply with any of the obligations imposed on them by this Agreement and that, in the event of any such failure, an aggrieved party will be irreparably damaged and will not have an adequate remedy at law. Each party hereto shall, therefore, be entitled (in addition to any other remedy to which such party may be entitled at law or in equity) to injunctive relief, including specific performance, to enforce such obligations, without the posting of any bond, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

4.14. Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

4.15. Existing RRA. The Company represents and warrants that it has received the consent of the holders of a majority of the registrable securities outstanding as of the date hereof pursuant to that certain Second Amended and Restated Investor Rights Agreement, dated November 12, 2024, by and among the Company and certain of its stockholders to enter into and be bound by this Agreement and the transactions contemplated hereby.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written

COMPANY

METSERA, INC.

By:
Name: [•]
Title: [•]

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written

NOVO NORDISK US RESEARCH INVESTMENTS HOLDINGS, INC.

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

SCHEDULE A

Party	Address
[NN]	[•]